UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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☐    Soliciting Material under §240.14a-12

DEERE & COMPANY

_______________________________________________________________________________________

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_______________________________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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JOHN DEERE

NOTICE OF

2023 Annual Meeting & Proxy Statement

VIRTUAL ANNUAL MEETING | FEBRUARY 22, 2023

Message from Our CHAIRMAN
and presiding director

January 11, 2023

Dear Fellow Shareholders,

On behalf of the Board of Directors and the senior management team, we are pleased to invite you to join Deere & Company’s Annual Meeting of Shareholders, which will be held virtually on Wednesday, February 22, 2023 at 10 a.m. Central Standard Time (CST). You may join at virtualshareholdermeeting.com/DE2023.

At this meeting, you will have a chance to vote on the matters set forth in the accompanying Proxy Statement. We will also report on our business and provide an opportunity for shareholders to ask questions.

For nearly 200 years, John Deere has conducted business essential to life. Our purpose is simple: We run so life can leap forward. That means empowering our customers to have economically and environmentally sustainable businesses. Our performance is driven by our Smart Industrial operating model. It gives us valuable insights into the challenges our customers face and opportunities to use technology to further create value. For example, our new fully autonomous 8R Tractor navigates fall tillage all on its own, allowing farmers to concentrate on more important work. In addition, See & Spray™ Ultimate uses computer vision and machine learning to reduce herbicide use by up to two-thirds. And our advanced SmartGrade™ technology is designed to move every ounce of dirt on a construction site with precision and efficiency.

Our performance is also being guided by our Leap Ambitions – focused, measurable goals introduced in 2022 – aligned across our customers’ operations. These ambitions are designed to boost economic value, productivity, and sustainability for our customers and John Deere.

We also understand that to continue to innovate for our customers, we first must invest in ourselves. We recently hired the company’s first Chief People Officer to ensure John Deere continues to evolve with the changing needs of today’s workforce. And we continue striving to foster an environment that is inclusive and welcoming for everyone. We take pride in our employees, including inside our factories, where ideas and innovation meet up with skilled craftsmanship and quality. We believe this serves as a key differentiator over our competitors and contributes to our customers’ success.

This is an exciting time in the history of our company and your vote is very important. Whether or not you plan to virtually attend the Annual Meeting, please vote online, by phone, or via standard mail as soon as possible to ensure your vote is recorded promptly. Instructions are in the Proxy Statement, on the Notice of Internet Availability of Proxy Materials, and on the proxy card to explain how to vote your shares.

On behalf of the Board of Directors, thank you for your ongoing support of Deere & Company.

Sincerely,

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS FOR THE VIRTUAL ANNUAL MEETING TO BE HELD ON FEBRUARY 22, 2023:

The Proxy Statement and Annual Report are available on our website at www.JohnDeere.com/stock. In addition to the Proxy Statement, we are sending you our Annual Report, which includes our fiscal 2022 financial statements. If you wish to receive future proxy statements and annual reports electronically rather than receiving paper copies in the mail, please turn to the section entitled “Electronic Delivery of Proxy Materials” for instructions.

Chairman of the Board and Chief Executive Officer	Presiding Director
John C. May Chairman of the Board and Chief Executive Officer	Charles O. Holliday, Jr. Presiding Director

OUR HIGHER PURPOSE

WE RUN SO LIFE CAN LEAP FORWARD

This is the one planet we call home. One place to put down roots and lay foundations. One place to raise crops, kids, and hopes. One planet with one caveat: we must all work in harmony with it.

At Deere, we’ve always believed in conducting business conducive to life. Paving or planting, we shape the spaces that sustain us. We turn raw materials into machines that advance a chain of livelihoods – from supplier to dealer, from our customers to their consumers, from ourselves to our communities. We innovate on behalf of productivity, profitability, and planet – not with solutions in search of a problem, but with revolutions that we believe elevate all lives in the one world we know.

With the dignity that makes us Deere, we run with nature, run our factories with care, and run to support the people who trust us and the planet that sustains us. Working together to design and delight, test and train, outperform and overcome so life can leap forward.

OUR PURPOSE PRINCIPLES

01	02

We Live Up to the Legend by inventing and reinventing machines that carry the weight of our legendary brand.	We Serve with Sincerity through timeless, genuine bonds with farmers, builders, dealers, doers, and each other.

03	04

We Forge the Cutting Edge by leveraging our history of industry-changing innovation to develop solutions that improve lives.	We Stay Ever Green as stewards of the land, water, and air that sustains us.

Our Purpose Principles describe who we are at our best, match what we think John Deere should uphold, and help us live our Higher Purpose daily. They do not replace our values which will always be core to John Deere. Rather, the Purpose Principles complement them. Together, these four Principles are the foundation of our Purpose and can be used as guardrails for our decisions and actions as individuals and as a company.

We invite you to learn more about John Deere’s Higher Purpose at: deere.com/en/our-company/higher-purpose

Notice of 2023 Annual
Meeting of Shareholders

Purpose of Meeting

Elect the 11 director nominees named in the Proxy Statement (see page 13).

Date and Time

Wednesday, February 22, 2023
at 10 a.m. Central Standard Time (CST).

Place

The Annual Meeting will be held online
at virtualshareholdermeeting.com/DE2023.
You will need to enter the 16-digit control
number on your proxy card, voting
instruction form, or Notice of Internet
Availability you previously received.
See additional instructions on page 95.

Who

Holders of record of shares of Deere
common stock as of the close of business on
December 27, 2022, the record date,
are entitled to vote.

Approve the compensation of Deere’s named executive officers on an advisory basis (“say-on-pay”) (see page 38).
Approve the frequency of future say-on-pay votes on an advisory basis (“say-on-pay frequency”) (see page 84).
Ratify the appointment of Deloitte & Touche LLP as Deere’s independent registered public accounting firm for fiscal 2023 (see page 86).
Vote on the shareholder proposal, if properly presented at the meeting (see page 91).

Voting

Your opinion is very important. Please vote on the matters described in the accompanying Proxy Statement as soon as possible, whether or not you plan to participate in the online Annual Meeting. You can find voting instructions below and on page 95.

By Phone: In the U.S. or Canada, you can vote your shares by calling 1-800-690-6903.
By Mail: You can vote by mail by marking, dating, and signing your proxy card or voting instruction form and returning it in the postage-paid envelope.
By Internet: You can vote your shares online at www.proxyvote.com. You will need the 16-digit control number on the Notice of Internet Availability, voting instruction form, or proxy card.
During the Meeting: You can vote electronically at the Annual Meeting. See page 95 for information on how to vote.
On behalf of the Board of Directors, I thank you for exercising your right to vote your shares. For the Board of Directors, Edward R. Berk, Corporate Secretary Moline, Illinois, January 11, 2023

the 2023 Annual Meeting of Shareholders (the “Annual Meeting”) will be held exclusively online.

Electronic Delivery
of Proxy Materials

Help us help the environment

We encourage all shareholders to voluntarily elect to receive all proxy materials electronically. This helps reduce the paper mailed to you and supports our goal of minimizing our environmental footprint.

Sign up for e-delivery at proxyvote.com. Please have your 16-digit control number available.	Benefits of E-Delivery: ◾ immediate and convenient access to the materials ◾ helps us reduce our impact on the environment ◾ helps us reduce our printing and mailing costs

Our environmental impact

In 2021, our E-Delivery initiative eliminated 314,345 sets of proxy materials from being produced and mailed. The estimated 294,698 pounds of paper being saved in this process represent the following:

588 tons of wood saved or the equivalent of 3,530 trees	3,150,000 gallons of water saved or the equivalent of 126 swimming pools
3,760 million BTUs saved or the equivalent of 4,470 residential refrigerators operating for one year	174,000 pounds of solid waste saved
2,650,000 pounds of CO2 equivalent saved or the equivalent of 240 cars operating for one year	235 pounds of hazardous air pollutants saved
Environmental impact estimates are calculated using the Environmental Paper Network Paper Calculator. For more information, visit www.papercalculator.org.

This Proxy Statement is issued in connection with the solicitation of proxies by the Board of Directors of Deere & Company for use at the Annual Meeting and at any adjournment or postponement thereof. We began distributing print or electronic materials regarding the Annual Meeting to each shareholder entitled to vote at the meeting on or about January 11, 2023. Shares represented by a properly executed proxy will be voted in accordance with instructions provided by the shareholder.

Proxy Summary
Meeting Logistics	2	Frequency of Future Say-on-Pay Votes Highlights	11
Election of Directors Highlights	3	Ratification of Registered Public Accounting Firm Highlights	11
Executive Compensation Highlights	6	Forward-Looking Statements	12

Proposal 01 - Election of Directors
Compensation of Directors	22	Environmental, Social, and Governance	32
Corporate Governance	24	Security Ownership of Certain Beneficial Owners and Management	35
Board Oversight of Risk Management	29	Review and Approval of Related Person Transactions	37

Proposal 02 - Advisory Vote on Executive Compensation
Compensation Discussion and Analysis	40	Risk Assessment of Compensation Policies and Practices	66
2022 Compensation Overview	44	Compensation Committee Report	67
Direct Compensation Elements	48	Executive Compensation Tables	68
Indirect Compensation Elements	61	Pay Ratio Disclosure	82
Compensation Methodology and Process	63	Equity Compensation Plan Information	83

Proposal 03 - Advisory Vote on Frequency of Future Say-on-Pay Votes
Supporting Statement on Frequency of Future Say-on-Pay Votes	85

Proposal 04 - Ratification of Registered Public Accounting Firm
Audit Review Committee Report	89

Other Matters for Vote
Proposal 05 - Shareholder Proposal Regarding Termination Pay	91

Additional Information
Voting and Meeting Information	95	Other Matters	99
Annual Report	98	2024 Shareholder Proposals and Nominations	99
Electronic Delivery of Deere's Proxy Solicitation Materials	98	Cost of Solicitation	101
Householding Information	99

APPENDICES
Appendix A – Director Independence Categorical Standards of Deere & Company Corporate Governance Policies	102	Appendix B – Deere & Company Non-GAAP Measures	104

DEERE & COMPANY	1

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: ADVISORY VOTE ON THE FREQUENCY OF FUTURE SAY-ON-PAY VOTES	PROPOSAL 4: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

Proxy summary

This summary highlights selected information contained in this Proxy Statement, but it does not contain all the information you should consider. We urge you to read the whole Proxy Statement before you vote. You also may wish to review Deere’s Annual Report on Form 10-K for the fiscal year ended October 30, 2022. Deere uses a 52/53 week fiscal year ending on the last Sunday in the reporting period. Deere’s 2022, 2021, and 2020 fiscal years ended on October 30, 2022, October 31, 2021, and November 1, 2020, respectively. Unless otherwise stated, all information presented in this Proxy Statement is based on Deere’s fiscal calendar.

Meeting Logistics

date & time	place	record date
Wednesday, February 22, 2023 at 10 a.m. CST	The Annual Meeting will be held online at virtualshareholdermeeting.com /DE2023	December 27, 2022

Your opinion is very important. Please vote on the matters described in this Proxy Statement as soon as possible, whether or not you plan to participate in the online Annual Meeting. You can find voting instructions below and on page 95.

You are entitled to vote at the meeting if you were a holder of record of shares of Deere common stock as of the close of business on December 27, 2022, the record date. Please see “Additional Information – Voting and Meeting Information – How Do I Vote?” for instructions on how to vote your shares and other important Annual Meeting information. If you wish to attend the virtual Annual Meeting, see “Additional Information – Voting and Meeting Information – How Do I Attend the Annual Meeting?” for instructions.

by phone	by mail
In the U.S. or Canada, you can vote your shares by calling 1-800-690-6903.	You can vote by mail by marking, dating, and signing your proxy card or voting instruction form and returning it in the postage-paid envelope.

by internet	during the meeting
You can vote your shares online at www.proxyvote.com. You will need the 16-digit control number on the Notice of Internet Availability, voting instruction form, or proxy card.	You can vote electronically at the Annual Meeting. See page 95 for information on how to vote.

2	2023 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: ADVISORY VOTE ON THE FREQUENCY OF FUTURE SAY-ON-PAY VOTES	PROPOSAL 4: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

Proposal Highlights

proposal 1	Annual Election of Directors (page 13)	VOTE FOR EACH DIRECTOR
◾
Your vote is requested to elect the 11 nominees for the Board of Directors, all of whom currently serve as directors. Every member of our Board of Directors is elected annually.
◾
Each nominee is a proven leader who has demonstrated a commitment to upholding Deere’s core values, and together, this talented slate of nominees will provide exceptional oversight and leadership in the year ahead.

Name, Age, Director Since, and Principal Occupation	Independence	Other Public Boards	Committee Memberships
			Executive	Audit Review	Compensation	Corporate Governance	Finance
Leanne G. Caret, 56, 2021 Retired EVP and Senior Advisor, The Boeing Company and Former President and CEO, Boeing Defense, Space & Security	INDEPENDENT	0			MEMBER		MEMBER
Tamra A. Erwin, 58, 2020 Retired Senior Advisor, Verizon Communications, Inc. and Former EVP and Group CEO, Verizon Business Group	INDEPENDENT	0			MEMBER	MEMBER
Alan C. Heuberger, 49, 2016 Senior Investment Manager, Cascade Asset Management Company	INDEPENDENT	0		MEMBER			MEMBER
Charles O. Holliday, Jr., 74, 2007 to 2016; 2018 Retired Chairman and CEO, DuPont	INDEPENDENT	1			MEMBER	MEMBER
Michael O. Johanns, 72, 2015 Retired United States Senator from Nebraska and former U.S. Secretary of Agriculture	INDEPENDENT	1			MEMBER	MEMBER
Clayton M. Jones, 73, 2007 Retired Chairman and CEO, Rockwell Collins, Inc.	INDEPENDENT	1	MEMBER	MEMBER		CHAIR
John C. May, 53, 2019 Chairman, CEO, and President, Deere & Company	CEO	1	CHAIR
Gregory R. Page, 71, 2013 Chairman, Corteva, Inc.	INDEPENDENT	3	MEMBER	MEMBER			CHAIR
Sherry M. Smith, 61, 2011 Former EVP and CFO, SuperValu Inc.	INDEPENDENT	2	MEMBER	CHAIR			MEMBER
Dmitri L. Stockton, 58, 2015 Retired Special Advisor to Chairman and Senior VP, GE and Former Chairman, President, and CEO, GE Asset Management	INDEPENDENT	3	MEMBER		CHAIR		MEMBER
Sheila G. Talton, 70, 2015 President and CEO, Gray Matter Analytics	INDEPENDENT	2		MEMBER		MEMBER

2023 PROXY STATEMENT	3

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: ADVISORY VOTE ON THE FREQUENCY OF FUTURE SAY-ON-PAY VOTES	PROPOSAL 4: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

Strong Board Diversity

The Board regularly assesses the diversity of its members and nominees as part of its annual evaluation process. The Board believes the 11 director nominees represent a diverse and broad range of attributes, qualifications, experiences, and skills to provide an effective mix of viewpoints and knowledge.

gender diversity	Board refreshment	ethnic/ racial diversity
2021: Leanne G. Caret 2020: Tamra A. Erwin 2019: John C. May 2018: Charles O. Holliday, Jr. 2016: Alan C. Heuberger
tenure balance		age distribution
Avg. Tenure: 7 yrs		Avg. Age: 63 yrs

diverse and balanced mix of attributes and experience

Executive	Corporate Governance	International	Finance
91%	82%	82%	73%

Risk Management	Technology & innovation	manufacturing	Agriculture	Government/ Academic
55%	45%	45%	36%	18%

Sustainability HIGHLIGHTS

Our Smart Industrial operating model aims to make our Company more efficient, nimble, and competitive. Through this model, we expect to help our customers become more profitable and sustainable. Our goal is to continue to revolutionize agriculture and construction through rapid introduction of new technologies and services that we expect will result in more sustainable outcomes for our customers, employees, dealers, suppliers, shareholders, and the communities we serve.

Our commitment to sustainability is evident in our Leap Ambitions — the measures of our strategy – which were announced in 2022. Our Leap Ambitions are focused goals designed to boost economic value and sustainability for our customers. We aim to achieve these goals within four-year (2026) and eight-year (2030) periods. Details on our Leap Ambitions and our environmental, social, and governance (ESG) strategies are accessible through the Sustainability Report.

4	2023 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: ADVISORY VOTE ON THE FREQUENCY OF FUTURE SAY-ON-PAY VOTES	PROPOSAL 4: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

GOVERNANCE AND COMPENSATION HIGHLIGHTS

Over our more than 180 year history, one of the things we have learned is the inevitability of change. As a result, we regularly assess what we do to determine how we can adapt and improve. This approach applies to our corporate governance and compensation plans as much as it does to our manufacturing processes and product innovation. Here is a summary of the changes we have implemented:

	◾ ◾	◾
CORPORATE GOVERNANCE
◾
In 2020, shareholders approved and we adopted a bylaw providing that certain legal actions involving the Company will be litigated exclusively in the courts located in the State of Delaware where the Company is incorporated.
◾
In 2020, we adopted a bylaw amendment allowing eligible shareholders to call special shareholder meetings.
◾
In 2022, we updated the Audit Review Committee charter to clarify the committee’s supervision of the Chief Audit Executive and oversight of enterprise risk management, including specific risk oversight for cybersecurity.

COMPENSATION
◾
For 2022, the Net Sales & Revenues metric in the Short-Term Incentive (STI) plan was replaced with an Operating Return on Sales (OROS) metric in alignment with the emphasis in our Smart Industrial operating model to deliver strong margins.
◾
In 2022, the Operating Return on Operating Assets (OROA) performance goals for our STI plan were increased to align with our enterprise strategy to deliver 15% margins through the cycle.
◾
In 2022, the performance adjustment factor for the Long-Term Incentive (LTI) award for senior officers qualitatively incorporated consideration of diversity, equity, and inclusion (DEI) in addition to other performance factors.

Human capital management HIGHLIGHTS

Deere’s employees ‒ its human capital ‒ are guided by the Company’s higher purpose: We run so life can leap forward. Employees are further guided by the Code of Business Conduct (Code), which helps them to uphold and strengthen the standards of honor and integrity that have defined John Deere since its founding.

◾	The Company’s policy requires all employees to complete Code training and, where permitted by law, also requires the employees certify each year that they will comply with the Code.
◾	Deere believes that a diverse workforce is essential to the Company’s long-term success and strives to foster a diverse, equitable, and inclusive culture where all voices are heard, valued, and included.
◾	Deere strives to achieve safety excellence through increased focus on leading indicators, risk reduction, health and safety management systems, prevention, and ergonomics.
◾	Deere is committed to providing comprehensive and competitive pay and benefits to its employees. Deere’s total rewards for employees include a variety of components that aim to support sustainable employment and the ability to build a strong financial future.
◾	Deere provides training and development opportunities for employees at all stages of their careers to empower them to reach their full potential.

shareholder outreach HIGHLIGHTS

We place great importance on consistent dialogue with all our shareholders. We regularly engage in discussions with shareholders interested in our business strategy, performance, executive compensation, sustainability, governance, and other topics. During 2022, as part of our shareholder outreach, we engaged with shareholders representing over 40% of outstanding share ownership in conversations on governance, executive compensation, and sustainability, who provided us valuable insights.

2023 PROXY STATEMENT	5

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: ADVISORY VOTE ON THE FREQUENCY OF FUTURE SAY-ON-PAY VOTES	PROPOSAL 4: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

proposal 2	ADVISORY VOTE ON EXECUTIVE COMPENSATION (page 38)	VOTE FOR THIS PROPOSAL
◾
Your vote is requested to approve, on an advisory basis, the compensation of our named executive officers.
◾
Our executive compensation program appropriately aligns our executives’ compensation with the performance of the Company through the business cycle as well as their individual performance.

Fiscal 2022 Performance Highlights

Deere & Company demonstrated outstanding performance in fiscal 2022. John Deere delivered strong financial results while overcoming supply-chain constraints and increasing production to deliver products to our customers. Deere & Company achieved a record $52.58 billion in net sales and revenues compared with $44.02 billion in fiscal 2021. Common stock closed at $396.85 per share at the end of fiscal 2022, an increase of 16% compared to $342.31 at the end of fiscal 2021.

Deere’s results reflected favorable industry fundamentals and the continuation of strong demand for farm and construction equipment. Customers have responded favorably to our new products and adopted precision technologies at a high rate. The Smart Industrial operating model continues to deliver solutions and value for our customers, which led to excellent financial performance and solid returns for investors.

NET SALES & REVENUES	NET INCOME (ATTRIBUTABLE TO DEERE & COMPANY)	SHAREHOLDER VALUE ADDED (1)
$52.58 BILLION	$7.13 BILLION	$6.23 BILLION
UP 19% ä	UP 20% ä	UP 21% ä
Net sales and revenues increased 19% over fiscal 2021. Strong demand across all three of our equipment divisions have driven the increase.	Net income increased to $7.13 billion, up 20% from $5.96 billion in 2021. Earnings per share increased to $23.28 per share versus $18.99 in 2021.	Enterprise Shareholder Value Added (SVA) increased 21% for the year to $6.23 billion, up from $5.13 billion in 2021. Equipment Operations and Financial Services both delivered positive SVA.

(1)	SVA is a non-GAAP measure and represents operating profit less an implied charge for capital. See Appendix B for details.

Other financial highlights for the year include:

◾	Deere generated $6.23 billion in economic profit, or Shareholder Value Added.
◾	Favorable market conditions and strong execution resulted in a 21% increase in net sales for the year across our equipment divisions. This strong performance was reflected in a 17% combined operating margin (OROS).
◾	Deere returned $4.91 billion to investors in the form of dividends and share repurchases.

For more information regarding our fiscal 2022 financial performance, please see our Annual Report, which is available at www.JohnDeere.com/stock.

6	2023 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: ADVISORY VOTE ON THE FREQUENCY OF FUTURE SAY-ON-PAY VOTES	PROPOSAL 4: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

Total Shareholder Return (TSR)

Deere continues to deliver strong TSR performance outperforming the S&P 500 as well as our compensation and peer group medians.

NET SALES AND REVENUES (Millions)	NET INCOME (1) (Millions)	SHAREHOLDER VALUE ADDED (2) (Millions)

Net sales and revenues increased 19% over fiscal 2021. The increase reflects the strong demand for John Deere products from all three of our equipment divisions.	Net income increased to $7.13 billion, up 20% from $5.96 billion in 2021. Earnings per share increased to $23.28 per share versus $18.99 in 2021.	Enterprise Shareholder Value Added (SVA) increased 21% for the year to $6.23 billion, up from $5.13 billion in 2021. Equipment Operations and Financial Services both delivered positive SVA.
(1)	Net income attributable to Deere & Company.
(2)	SVA is a non-GAAP measure and represents operating profit less an implied charge for capital. See Appendix B for details.

2023 PROXY STATEMENT	7

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: ADVISORY VOTE ON THE FREQUENCY OF FUTURE SAY-ON-PAY VOTES	PROPOSAL 4: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

EQUIPMENT OPERATIONS OROS (1)	EQUIPMENT OPERATIONS OROA (1)	FINANCIAL SERVICES RETURN ON EQUITY (ROE)

Operating margin improved to 17.4% as compared to 17.3% in 2021.	OROA improved to 39.8% from 38.1% in 2021.	ROE was 15.4%, down slightly from 16.0% in 2021.
(1)	Normal means mid-cycle. OROA and OROS are non-GAAP measures. See Appendix B for details. Fiscal 2020 has been adjusted to exclude goodwill.

cash flow from operating activities
(Millions)

Consolidated cash flow from operations totaled $4.70 billion. Additionally, $4.91 billion was returned to investors through dividends and share repurchases. The quarterly dividend rate on Deere stock was increased during the fiscal year from $1.05 to $1.13, an 8% increase.

8	2023 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: ADVISORY VOTE ON THE FREQUENCY OF FUTURE SAY-ON-PAY VOTES	PROPOSAL 4: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

Fiscal 2022 Executive Compensation Highlights

Our compensation programs and practices are designed to create incentive opportunities for advancing our shareholders’ long- term interests. We use metrics that align with our business strategy and motivate our executive leadership team to create value for shareholders at all points in the business cycle. For fiscal 2022, the variable pay components (described below) are made up of both short-term and long-term metrics, which stimulate complementary behaviors and align with Deere’s pay for performance compensation philosophy.

	Type of Compensation	Metric	Alignment with Business Strategy
Short-Term	short-term incentive (known within Deere as STI)	Operating Return on Operating Assets (OROA) (1)(3)	Exceptional operating performance for Equipment Operations
		Operating Return on Sales (OROS) (2)	Exceptional margin performance for Equipment Operations
		Return on Equity (ROE) (1)	Exceptional operating performance for Financial Services
Long-Term	long-term cash (known within Deere as LTIC)	Shareholder Value Added (SVA) (3)	Sustainable, profitable growth
		Relative Total Shareholder Return (rTSR)	Exceptional equity appreciation
	long-term equity (known within Deere as LTI)	Relative Revenue Growth	Sustainable growth
(1)	OROA is a non-GAAP measure. The Equipment Operations OROA calculation excludes the assets from our Financial Services segment and certain corporate assets. Corporate assets are primarily the Equipment Operations’ goodwill, retirement benefits, deferred income tax assets, marketable securities, and cash and cash equivalents. ROE is based solely on the Financial Services segment. See Appendix B for details.
(2)	OROS is a non-GAAP measure. The Equipment Operations OROS calculation excludes the Financial Services segment. See Appendix B for details.
(3)	Wirtgen, which we acquired in fiscal 2018, is included for FY2021 and FY2022 for both the Equipment Operations OROA and SVA calculations. Wirtgen was excluded from these calculations in FY2020 for variable pay to allow time for integration and assimilation. For LTIC performance periods already in process (2020-2022), Wirtgen will continue to be excluded for fiscal 2022. See Appendix B for details.

For information about the metrics we use to measure compensation and the resulting payouts, see the Financial Performance and Compensation Metrics section of the Compensation Discussion and Analysis (CD&A).

2023 PROXY STATEMENT	9

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: ADVISORY VOTE ON THE FREQUENCY OF FUTURE SAY-ON-PAY VOTES	PROPOSAL 4: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

The tables below highlight the 2022 compensation for the Chairman and CEO and, on average, for all the other named executive officers (NEOs) as disclosed in the Fiscal 2022 Summary Compensation Table. The table also shows the significant amount of at- risk compensation that is performance based and the amount delivered in cash versus equity.

Summary Compensation Table Elements	Salary	STI	LTIC	Performance Stock Units	Restricted Stock Units and Stock Options	Retirement and Other Compensation	Total

Chairman and CEO

Fixed, Time-Based, Performance-Based	Fixed 7%	Performance-Based 55%			Time-Based 34%	Other 4%	100%
Short-Term vs. Long-Term	Short-Term 21%		Long-Term 79%				100%
Cash vs. Equity	Total Cash 41%			Total Equity 55%		Other 4%	100%
Compensation	$1,495,834	$2,811,779	$4,038,752	$4,394,364	$6,839,874	$719,548	$20,300,151
% Of Total	7%	14%	20%	21%	34%	4%	100%

Average Other NEO

Fixed, Time-Based, Performance-Based	Fixed 15%	Performance-Based 59%			Time-Based 23%	Other 3%	100%
Short-Term vs. Long-Term	Short-Term 30%		Long-Term 70%				100%
Cash vs. Equity	Total Cash 60%			Total Equity 37%		Other 3%	100%
Compensation	$770,026	$782,193	$1,563,446	$729,908	$1,194,985	$203,143	$5,243,701
% Of Total	15%	15%	30%	14%	23%	3%	100%

10	2023 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: ADVISORY VOTE ON THE FREQUENCY OF FUTURE SAY-ON-PAY VOTES	PROPOSAL 4: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

proposal 3	advisory vote on the frequency of future say-on-pay votes (“say-on-pay frequency”) (page 84)	VOTE FOR THIS PROPOSAL
◾
Your vote is requested to approve, on an advisory basis, that future say-on-pay votes be held every year.
◾
Presenting an annual advisory vote on executive compensation to shareholders furthers our objective of engaging in regular and timely communication with our shareholders regarding executive compensation.

proposal 4	Ratification of independent registered public accounting firm (page 86)	VOTE FOR THIS PROPOSAL
◾
Your vote is requested to ratify the appointment of Deloitte & Touche LLP as Deere’s independent registered public accounting firm for fiscal 2023.
◾
We believe that retaining Deloitte & Touche LLP is in the best interest of shareholders. Deloitte is an independent firm with significant industry and financial reporting expertise, and reasonable fees.

proposal 5	SHAREHOLDER PROPOSAL regarding termination pay (page 91)	VOTE AGAINST THIS PROPOSAL
◾
If presented properly at the Annual Meeting, your vote will be requested on a shareholder proposal regarding termination pay.
◾
The Board recommends shareholders vote against the proposal on termination pay since reasonable limitations on compensation that would be paid to departing executives in various circumstances are already in place, and the proposal could harm shareholders’ interests.

2023 PROXY STATEMENT	11

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: ADVISORY VOTE ON THE FREQUENCY OF FUTURE SAY-ON-PAY VOTES	PROPOSAL 4: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

Forward-Looking Statements

This document includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties. All statements other than statements of historical or current facts, including statements regarding environmental and other sustainability plans, goals, and aspirations, made in this document are forward-looking. Forward-looking statements are based on the company’s current beliefs, expectations, and assumptions regarding the future of its business, strategic objectives, projections, anticipated economic changes and trends, and other conditions. You can identify forward-looking statements as they do not relate to historical or current facts and by words such as “believe,” “expect,” “estimate,” “anticipate,” “will,” “should,” “plan,” “forecast,” “target,” “guide,” “project,” “intend,” “could,” and similar words or expressions.

All forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those that we expected. Important factors that could cause actual results to differ materially from our expectations or estimates reflected in such forward-looking statements are disclosed under “Risk Factors” and “Forward-Looking Statements” in our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

Website references throughout this document are provided for convenience only, and the content on the referenced websites is not incorporated by reference into this document.

12	2023 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: ADVISORY VOTE ON THE FREQUENCY OF FUTURE SAY-ON-PAY VOTES	PROPOSAL 4: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

PROPOSAL
01

Annual Election of
Directors

The Board of Directors unanimously recommends that you vote FOR each of the 11 director nominees.

2023 PROXY STATEMENT	13

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: ADVISORY VOTE ON THE FREQUENCY OF FUTURE SAY-ON-PAY VOTES	PROPOSAL 4: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

How We Identify and Evaluate Director Nominees

The Corporate Governance Committee of the Board is responsible for screening candidates and recommending director nominees to the full Board. The Board nominates the slate of directors for election at each Annual Meeting of Shareholders and elects directors to fill vacancies or newly created Board seats.

The Corporate Governance Committee considers candidates recommended by shareholders, directors, officers, and third-party search firms. Third-party search firms may be used to identify and provide information on director candidates. If you wish to nominate a director, please review the procedures described under “Additional Information – 2024 Shareholder Proposals and Nominations” in this Proxy Statement. The Corporate Governance Committee evaluates all candidates in the same manner, regardless of the source of the recommendation.

Deere’s Corporate Governance Policies, which are described in the “Corporate Governance” section of this Proxy Statement, establish the general criteria and framework for assessing director candidates. In particular, the Corporate Governance Committee considers each nominee’s skills, experience, international versus domestic background, age, and race, ethnicity, and gender diversity, as well as legal and regulatory requirements and the particular needs of the Board at the time. The Committee also considers qualitative criteria, such as alignment with Deere’s core values, when evaluating director candidates. The Committee assesses all these criteria when considering information about the nominee provided by the proponent, the nominee, third parties, and other sources. In addition, the Board assesses the diversity of its members and nominees as part of an annual performance evaluation by considering, among other factors, diversity in expertise, experience, background, ethnicity, race, and gender. We believe a Board composed of members with complementary skills, qualifications, experiences, and attributes is best equipped to meet its responsibilities effectively.

Any director who experiences a material change in occupation, career, or principal business activity, including retirement, must tender a resignation to the Board. Upon recommendation from the Corporate Governance Committee, the Board may decline to accept any such resignation. Directors must retire from the Board upon the first Annual Meeting of Shareholders after reaching the age of 75, except as approved by the Board.

Director Nominees

The Corporate Governance Committee has recommended, and the Board has nominated, each of Leanne G. Caret, Tamra A. Erwin, Alan C. Heuberger, Charles O. Holliday, Jr., Michael O. Johanns, Clayton M. Jones, John C. May, Gregory R. Page, Sherry M. Smith, Dmitri L. Stockton, and Sheila G. Talton to be elected for terms expiring at the Annual Meeting in 2024.

We are confident that this talented slate of nominees will provide exceptional oversight and leadership in the year ahead. We discuss the nominees’ professional backgrounds and qualifications in the brief biographies that follow.

Board Diversity

The Corporate Governance Committee believes that our Board is most effective when it embodies a diverse set of viewpoints and practical experiences. To maintain an effective Board, the Corporate Governance Committee considers how each nominee’s particular background, experience, qualifications, attributes, and skills will contribute to Deere’s long-term success. As shown below, the Board nominees have a range of viewpoints, backgrounds, expertise, and attributes.

14	2023 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: ADVISORY VOTE ON THE FREQUENCY OF FUTURE SAY-ON-PAY VOTES	PROPOSAL 4: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

Board Member Skills AND DEMOGRAPHIC BACKGROUND

Skill/Qualification	CAERT	ERWIN	HEUBERGER	HOLLIDAY	JOHANNS	JONES	MAY	PAGE	SMITH	STOCKTON	TALTON

Executive Experience
Directors with significant leadership experience enhance the board’s ability to oversee company leadership and offer insight into corporate strategy, culture, and leading a large corporation

	■	■	■	■		■	■	■	■	■	■
Manufacturing Experience Directors who have worked with manufacturing organizations understand industry challenges and offer valuable perspective for product development and manufacturing operations	■			■		■	■	■

INTERNATIONAL EXPERIENCE
Directors with international experience understand diverse business environments, cultural perspectives, and economic conditions that can present challenges in global business operations, trade, and commerce

	■	■		■	■	■	■	■		■	■
GOVERNMENT / ACADEMIC EXPERIENCE Directors with experience in government or academia offer thought leadership on regulatory issues, government affairs, and present-day issues affecting business		■			■

AGRICULTURE EXPERIENCE
Directors who have experience in agriculture understand the impact of growing conditions and economic factors on the industry and offer insights on strategy for business operations

			■		■		■	■

TECHNOLOGY & INNOVATION experience
Directors with expertise in technology fields offer insights on technology innovations, digital solutions, innovative business models, data analytics, e-commerce applications, and cybersecurity risks

	■	■				■	■				■
FINANCE EXPERIENCE Directors with financial expertise enhance oversight of financial reporting and control, financial performance and stockholder returns, and long-term strategy	■	■	◯	■		◯		◯	◯	■
RISK MANAGEMENT EXPERIENCE Directors with experience managing risks in business operations enhance oversight into evaluating, tracking, and mitigating the most significant risks facing the company	■		■	■					■	■	■

CORPORATE GOVERNANCE EXPERIENCE
Directors with experience in corporate governance through previous board experience or executive employment understand the function of a board and offer insights into governance best practices

		■	■	■	■	■		■	■	■	■
Gender
Female	■	■							■		■
Male			■	■	■	■	■	■		■
Race / Ethnicity
black or African American										■	■
white	■	■	■	■	■	■	■	■	■

◯ = Audit committee financial expert under Securities and Exchange Commission (SEC) rules

2023 PROXY STATEMENT	15

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: ADVISORY VOTE ON THE FREQUENCY OF FUTURE SAY-ON-PAY VOTES	PROPOSAL 4: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

LEANNE G. CARET	Independent I Director Since: 2021 I Age: 56
Committees: Compensation, Finance	Retired Executive Vice President and Senior Advisor of The Boeing Company and Former President and Chief Executive Officer of Boeing Defense, Space & Security
Past Positions at The Boeing Company (aircraft, defense, intelligence and satellite systems and services, and related financing)
◾
Executive Vice President and Senior Advisor – April 2022 to December 2022
◾
Executive Vice President and President and Chief Executive Officer of Boeing Defense, Space & Security – 2016 to March 2022
◾
President, Global Services & Support –
2015 to 2016
◾
Chief Financial Officer and Vice President, Finance, Defense, Space & Security –
2014 to 2015
◾ Vice President and General Manager, Vertical Lift – 2013 to 2014 ◾ Vice President, H-47 Programs, Vertical Lift – 2009 to 2013 ◾ General Manager, Global Transport & Executive Systems – 1998 to 2009

Reason for Nomination: In addition to her professional background and prior Deere Board experience, the following qualifications led the Board to conclude that Ms. Caret should serve on Deere’s Board of Directors: her leadership qualities developed from her experience while serving as Executive Vice President of The Boeing Company, President and Chief Executive Officer of Boeing Defense, Space & Security and as an officer of other global operations; the breadth of her experiences in global operations in manufacturing and high-technology industries, global supply chain operations, financial management, business acquisitions and integrations, government contracting, diversity and inclusion strategies, and other areas of oversight while serving as an executive officer of The Boeing Company; and her subject matter knowledge in the areas of digital engineering and advanced manufacturing solutions, development of advanced and new technologies, automation, and investor relations.

TAMRA A. ERWIN	Independent I Director Since: 2020 I Age: 58
Committees: Compensation, Corporate Governance	Retired Senior Advisor of Verizon Communications, Inc. and Former Executive Vice President and Group Chief Executive Officer of Verizon Business Group
Past Positions at Verizon Communications, Inc. (communications, information, and entertainment products and services)
◾
Senior Advisor to the Chief Executive Officer – July 2022 to September 2022
◾
Executive Vice President and Group Chief Executive Officer of Verizon Business Group – 2019 to June 2022
◾
Executive Vice President and Chief Operating Officer, Verizon Wireless Group – 2016 to 2019
◾
Group President, Consumer and Mass Business Markets Sales and Service – 2015 to 2016
◾ President, National Operations, Wireline/Consumer and Mass Business Markets – 2013 to 2015 ◾ Corporate Chief Marketing Officer – 2012 to 2013 ◾ President, West Area – 2008 to 2011

Reason for Nomination: In addition to her professional background and prior Deere Board experience, the following qualifications led the Board to conclude that Ms. Erwin should serve on Deere’s Board of Directors: her leadership qualities developed from her experience while serving as a senior executive and as Executive Vice President, Chief Executive Officer and Chief Operating Officer of Verizon Group businesses; the breadth of her experiences in product and service development, customer service operations and support, marketing, sales, and strategic planning, and other areas of oversight while serving as an executive officer of Verizon Communications Inc.; and her subject matter knowledge in the areas of advanced communications and information technology products and services, customer relations, and human resources.

16	2023 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: ADVISORY VOTE ON THE FREQUENCY OF FUTURE SAY-ON-PAY VOTES	PROPOSAL 4: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

ALAN c. heuberger	Independent I Director Since: 2016 I Age: 49
Committees: Audit Review, Finance	Senior Investment Manager, Cascade Asset Management Company (formerly BMGI) (since 2021)
Past Positions at BMGI (private investment management)
	◾ Senior Manager — 2004 to 2021	◾ Investment Analyst — 1996 to 2004

Reason for Nomination: In addition to his professional background and prior Deere Board experience, the following qualifications led the Board to conclude that Mr. Heuberger should serve on Deere’s Board of Directors: his leadership qualities developed from his service as a senior manager of Cascade Asset Management Company; the breadth of his experience in governance, strategy, and other areas of oversight while serving as a member of the boards of directors and advisors of various asset management entities and privately-held corporations; and his subject matter knowledge in the areas of agriculture industry investments, asset management, finance, and economics.

CHARLES O. HOLLIDAY, JR.	Independent I Director Since: 2007 to 2016; 2018 I Age: 74
Committees: Compensation, Corporate Governance	Retired Chairman and Chief Executive Officer of DuPont and Former Chairman of Royal Dutch Shell plc

Past Positions

◾
Chairman of Royal Dutch Shell plc (oil and natural gas exploration, refining and product sales) — 2015 to 2021
◾
Chairman of the National Academy of Engineering (non profit engineering institution) — 2012 to 2016
◾
Chairman of Bank of America Corporation (banking, investing, and asset management) — 2010 to 2014
◾
Chairman from 1999 to 2009 and Chief Executive Officer from 1998 through 2008 of DuPont (agricultural, electronics, material science, safety and security, and biotechnology)
Other Current Directorships ◾ HCA Healthcare, Inc. Previous Directorships ◾ Royal Dutch Shell plc

Reason for Nomination: In addition to his professional background and prior Deere Board experience, the following qualifications led the Board to conclude that Mr. Holliday should serve on Deere’s Board of Directors: his leadership qualities developed from his experiences while serving as Chairman of Royal Dutch Shell, Chairman of the National Academy of Engineering, Chairman of Bank of America Corporation, and Chairman and Chief Executive Officer of DuPont; the breadth of his experiences in auditing, compensation, and other areas of oversight while serving as a member of the boards of directors of other global corporations; and his subject matter knowledge in the areas of engineering, finance, business development, and corporate responsibility.

2023 PROXY STATEMENT	17

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: ADVISORY VOTE ON THE FREQUENCY OF FUTURE SAY-ON-PAY VOTES	PROPOSAL 4: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

MICHAEL O. JOHANNS	Independent I Director Since: 2015 I Age: 72
Committees: Compensation, Corporate Governance	Retired U.S. Senator from Nebraska and former U.S. Secretary of Agriculture
	Past Positions ◾ United States Senator from Nebraska — 2009 to 2015 ◾ United States Secretary of Agriculture — 2005 to 2007 ◾ Governor of Nebraska — 1999 to 2005	Other Current Directorships ◾ Corteva, Inc.

Reason for Nomination: In addition to his professional background and prior Deere Board experience, the following qualifications led the Board to conclude that Mr. Johanns should serve on Deere’s Board of Directors: his leadership qualities developed from his service in state and federal government, including serving as Governor of Nebraska; the breadth of his experiences in law, governance, and other areas of oversight while serving as a partner of a law firm and a member of the U.S. Senate and various Senate committees; and his subject matter knowledge in the areas of agriculture, banking, commerce, and foreign trade.

CLAYTON M. JONES	Independent I Director Since: 2007 I Age: 73
Committees: Corporate Governance (Chair), Audit Review, Executive	Retired Chairman and Chief Executive Officer of Rockwell Collins, Inc.

Past Positions at Rockwell Collins, Inc. (aviation electronics and communications)

◾
Chairman — 2013 to 2014
◾
Chairman and Chief Executive Officer —
2012 to 2013
◾
Chairman, President, and Chief Executive Officer — 2002 to 2012
Other Current Directorships ◾ Motorola Solutions, Inc. Previous Directorships ◾ Cardinal Health, Inc.

Reason for Nomination: In addition to his professional background and prior Deere Board experience, the following qualifications led the Board to conclude that Mr. Jones should serve on Deere’s Board of Directors: his leadership qualities developed from his service as Chairman and Chief Executive Officer of Rockwell Collins; the breadth of his experiences in corporate governance, finance, compensation, and other areas of oversight while serving as a member of the boards of directors of other global corporations; and his subject matter knowledge in the areas of technology, government affairs, and marketing.

18	2023 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: ADVISORY VOTE ON THE FREQUENCY OF FUTURE SAY-ON-PAY VOTES	PROPOSAL 4: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

JOHN C. MAY	Director Since: 2019 I Age: 53
Committees: Executive (Chair)	Chairman, Chief Executive Officer, and President of Deere & Company (since 2020)

Past Positions at Deere & Company

◾
Chief Executive Officer and President – November 2019 to May 2020
◾
President and Chief Operating Officer —
April 2019 to November 2019
◾
President, Worldwide Agriculture & Turf Division, Global Harvesting and Turf Platforms, Ag Solutions (Americas and Australia) — 2018 to 2019
◾
President, Agricultural Solutions & Chief Information Officer — 2012 to 2018
◾
Vice President, Agriculture & Turf Global Platform, Turf & Utility — 2009 to 2012
◾
Factory Manager, John Deere Dubuque Works — 2007 to 2009
◾
Director, China Operations — 2004 to 2007
Other Current Directorships ◾ Ford Motor Company

Reason for Nomination: In addition to his professional background and prior Deere Board experience, the following qualifications led the Board to conclude that Mr. May should serve on Deere’s Board of Directors: his leadership experience as an officer of Deere since 2009; the breadth of his management experiences within, and knowledge of, Deere’s global operations, precision agriculture, and information technology; and his subject matter knowledge in the areas of leadership, manufacturing, and information technology.

GREGORY R. PAGE	Independent I Director Since: 2013 I Age: 71
Committees: Finance (Chair), Audit Review, Executive	Chairman of Corteva, Inc. (agricultural seeds, crop protection products, and digital solutions) (since 2019)

Past Positions at Cargill, Incorporated (agricultural, food, financial, and industrial products and services)

◾
Executive Director — 2015 to 2016
◾
Executive Chairman — 2013 to 2015
◾
Chairman and Chief Executive Officer —
2011 to 2013
◾
Chairman, Chief Executive Officer, and President — 2007 to 2011
Other Current Directorships ◾ Corteva, Inc. ◾ Eaton Corporation plc ◾ 3M Company

Reason for Nomination: In addition to his professional background and prior Deere Board experience, the following qualifications led the Board to conclude that Mr. Page should serve on Deere’s Board of Directors: his leadership qualities developed from his experiences while serving as Chairman of Corteva, Inc. and Chairman and Chief Executive Officer of Cargill; the breadth of his experiences in auditing, corporate governance, and other areas of oversight while serving as a member of the boards of directors of other global corporations; and his subject matter knowledge in the areas of commodities, agriculture, operating processes, finance, and economics.

2023 PROXY STATEMENT	19

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: ADVISORY VOTE ON THE FREQUENCY OF FUTURE SAY-ON-PAY VOTES	PROPOSAL 4: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

SHERRY M. SMITH	Independent I Director Since: 2011 I Age: 61
Committees: Audit Review (Chair), Finance, Executive	Former Executive Vice President and Chief Financial Officer of SuperValu Inc.

Past Positions at SuperValu Inc. (retail and wholesale grocery and retail general merchandise products)

◾
Executive Vice President and Chief Financial Officer — 2010 to 2013
◾
Senior Vice President, Finance — 2005 to 2010
◾
Senior Vice President, Finance and Treasurer — 2002 to 2005
Other Current Directorships ◾ Anywhere Real Estate Inc. ◾ Piper Sandler Companies Previous Directorships ◾ Tuesday Morning Corp.

Reason for Nomination: In addition to her professional background and prior Deere Board experience, the following qualifications led the Board to conclude that Ms. Smith should serve on Deere’s Board of Directors: her leadership qualities developed from her experience while serving as a senior executive and as Chief Financial Officer of SuperValu; the breadth of her experiences in auditing, finance, accounting, compensation, strategic planning, and other areas of oversight while serving as a member of the boards of directors of other public corporations; her family farming background; and her subject matter knowledge in the areas of finance, accounting, and food and supply chain management.

DMITRI L. STOCKTON	Independent I Director Since: 2015 I Age: 58
Committees: Compensation (Chair), Finance, Executive	Retired Special Advisor to Chairman and Senior Vice President of General Electric Company and Former Chairman, President, and Chief Executive Officer of GE Asset Management Incorporated

Past Positions

◾
Special Advisor to the Chairman and Senior Vice President of GE (power and water, aviation, oil and gas, healthcare, appliances and lighting, energy management, transportation) — 2016 to 2017
◾
Chairman, President, and Chief Executive Officer of GE Asset Management Incorporated (global investments) and Senior Vice President of General Electric Company — 2011 to 2016
◾
President and Chief Executive Officer of GE Capital Global Banking and Senior Vice President of General Electric Company — 2008 to 2011
Other Current Directorships ◾ Ryder System, Inc. ◾ Target Corporation ◾ WestRock Company Previous Directorships ◾ Stanley Black & Decker, Inc.

Reason for Nomination: In addition to his professional background and prior Deere Board experience, the following qualifications led the Board to conclude that Mr. Stockton should serve on Deere’s Board of Directors: his leadership qualities developed from his service as Chairman, President, and Chief Executive Officer of GE Asset Management and as a senior officer of other global operations; the breadth of his experiences in risk management, governance, regulatory compliance, and other areas of oversight while serving as a member of the boards of directors and trustees of global asset management, investment, and employee benefit entities; and his subject matter knowledge in the areas of finance, banking, and asset management.

20	2023 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: ADVISORY VOTE ON THE FREQUENCY OF FUTURE SAY-ON-PAY VOTES	PROPOSAL 4: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

SHEILA G. TALTON	Independent I Director Since: 2015 I Age: 70
Committees: Audit Review, Corporate Governance	President and Chief Executive Officer of Gray Matter Analytics (healthcare analytics for healthcare providers, payers, and pharma companies) (since 2013)

Past Positions

◾
President and Chief Executive Officer of SGT Ltd. (strategy and technology consulting services) — 2011 to 2013
◾
Vice President of Cisco Systems, Inc. (information technology and solutions) — 2008 to 2011
Other Current Directorships ◾ OGE Energy Corp. ◾ Sysco Corporation Previous Directorships ◾ Wintrust Financial Corporation

Reason for Nomination: In addition to her professional background and prior Deere Board experience, the following qualifications led the Board to conclude that Ms. Talton should serve on Deere’s Board of Directors: her leadership qualities developed from her service as President and Chief Executive Officer of Gray Matter Analytics and as an officer of other global technology and consulting firms; the breadth of her experiences in compensation, governance, risk management, and other areas of oversight while serving as a member of the boards of directors of other global public corporations; and her subject matter knowledge in the areas of technology, data analytics, and global strategies.

2023 PROXY STATEMENT	21

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: ADVISORY VOTE ON THE FREQUENCY OF FUTURE SAY-ON-PAY VOTES	PROPOSAL 4: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

Compensation of Directors

We have structured the compensation of our nonemployee directors with the following objectives in mind:

Recognize the substantial investment of time and expertise necessary for the directors to discharge their duties to oversee Deere’s global affairs	Align the directors’ interests with the long-term interests of our shareholders	Ensure that compensation is easy to understand and is regarded positively by our shareholders and employees

We pay nonemployee directors an annual retainer. In addition, committee chairs and the Presiding Director receive fees for assuming those responsibilities. Directors who are employees receive no additional compensation for serving on the Board. We do not pay committee member retainers or meeting fees, but we do reimburse directors for expenses related to meeting attendance.

To supplement their cash compensation and align their interests with those of our shareholders, nonemployee directors are awarded restricted stock units (RSUs) after each Annual Meeting. A person who serves a partial term as a nonemployee director will receive a prorated retainer and a prorated RSU award.

Compensation for nonemployee directors is reviewed every other year by the Corporate Governance Committee. Management reviews trends in director compensation and data regarding the amounts and types of compensation paid to nonemployee directors at the companies in Deere’s compensation peer group and presents this information every other year to the Corporate Governance Committee. All decisions regarding nonemployee director compensation are recommended by the Corporate Governance Committee and approved by the Board. At its August 2022 meeting, the Board approved compensation as noted below for nonemployee directors as recommended by the Corporate Governance Committee. The cash components and the equity component both became effective in October 2022.

The following chart describes amounts we pay and the value of awards we grant to nonemployee directors:

Date Approved by the Corporate Governance Committee	February 2021	August 2022
Effective Date of the Annual Amounts	June 2021	October 2022
Retainer	$135,000	$140,000
Equity Award	$160,000	$165,000
Presiding Director Fee	$30,000	$40,000
Audit Review Committee Chair Fee	$25,000	$25,000
Compensation Committee Chair Fee	$20,000	$25,000
Corporate Governance Committee Chair Fee	$20,000	$20,000
Finance Committee Chair Fee	$15,000	$15,000

Under our Nonemployee Director Deferred Compensation Plan, directors may choose to defer some or all of their annual retainers until they retire from the Board. For deferrals through December 2016, a director could elect to have these deferrals invested in either an interest-bearing account or an account with a return equivalent to an investment in Deere common stock. For deferrals effective in January 2017 and later, directors may choose from a list of investment options, none of which yields an above-market earnings rate.

Our stock ownership guidelines require each nonemployee director to own Deere common stock equivalent in value to at least five times the director’s annual cash retainer. This ownership level must be achieved within five years of the date the director joins the Board. Restricted shares (regularly granted to nonemployee directors prior to 2008), RSUs, and any common stock held personally by the nonemployee director are included in determining whether the applicable ownership threshold has been reached. Each nonemployee director, except Ms. Caret, who was appointed on November 1, 2021, has achieved stockholdings in excess of the applicable multiple as of the date of this Proxy Statement.

22	2023 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: ADVISORY VOTE ON THE FREQUENCY OF FUTURE SAY-ON-PAY VOTES	PROPOSAL 4: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

We require nonemployee directors to hold all equity awards until the occurrence of one of the following triggering events: retirement from the Board, total and permanent disability, death, or a change in control of Deere combined with a qualifying termination of the director’s service with the Company. Directors may not sell, gift, or otherwise dispose of their equity awards before the occurrence of a triggering event. While the restrictions are in effect, nonemployee directors may vote their restricted shares (but not shares underlying RSUs) and receive dividends on the restricted shares and dividend equivalents on the RSUs.

fiscal 2022 DIRECTOR COMPENSATION

In fiscal 2022, we provided the following compensation to our nonemployee directors. The compensation of John C. May, Chairman of the Board and Chief Executive Officer, is shown in the Fiscal 2022 Summary Compensation Table.

			Change in Pension
			Value and
			Nonqualified
			Deferred
	Fees Earned		Compensation
Name	or Paid in Cash (1)	Stock Awards (2)	Earnings (3)	Total
Leanne G. Caret	$135,000	$159,792	$—	$294,792
Tamra A. Erwin	$135,000	$159,792	$—	$294,792
Alan C. Heuberger	$135,000	$159,792	$—	$294,792
Charles O. Holliday, Jr.	$165,000	$159,792	$—	$324,792
Dipak C. Jain	$22,500	$—	$40,786	$63,286
Michael O. Johanns	$135,000	$159,792	$—	$294,792
Clayton M. Jones	$155,000	$159,792	$—	$314,792
Gregory R. Page	$150,000	$159,792	$739	$310,531
Sherry M. Smith	$160,000	$159,792	$2,055	$321,846
Dmitri L. Stockton	$155,000	$159,792	$—	$314,792
Sheila G. Talton	$135,000	$159,792	$—	$294,792
(1)	All fees earned in fiscal 2022 for services as a director, including committee chair and Presiding Director fees, whether paid in cash or deferred under the Nonemployee Director Deferred Compensation Plan, are included in this column.
(2)	Represents the aggregate grant date fair value of RSUs computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation – Stock Compensation and does not correspond to the actual value that will be realized by the nonemployee directors. The values in this column exclude the effect of estimated forfeitures. All grants are fully expensed in the fiscal year granted based on the grant price. For fiscal 2022, the grant date was March 2, 2022, and the grant price was $375.98 per RSU.

The nonemployee director grant date is seven calendar days after the Annual Meeting. These awards vest one year after grant date but are required to be held until retirement. The assumptions made in valuing the RSUs reported in this column are discussed in Note 22, “Stock Option and Restricted Stock Unit Awards,” of our consolidated financial statements filed with the SEC as part of our annual report on Form 10-K for fiscal year 2022. The following table lists the cumulative restricted shares and RSUs held by the nonemployee directors as of October 30, 2022:

Director Name	Restricted Stock	RSUs	Director Name	Restricted Stock	RSUs
Leanne G. Caret	—	569	Clayton M. Jones	824	19,826
Tamra A. Erwin	—	1,696	Gregory R. Page	—	10,278
Alan C. Heuberger	—	5,361	Sherry M. Smith	—	12,428
Charles O. Holliday, Jr.	—	4,006	Dmitri L. Stockton	—	7,572
Michael O. Johanns	—	8,088	Sheila G. Talton	—	7,572

(3)	Amounts included in this column represent the above-market earnings on any amounts deferred under the Nonemployee Director Deferred Compensation Plan, resulting from investment options that were available through December 2016. (Current investment options for deferred compensation do not yield an above-market earnings rate.) Above-market earnings represent the difference between the interest rate used to calculate earnings under the applicable investment choice and 120% of the applicable federal long-term rate. Through December 2016, two investment choices were available for these deferrals:
(a)	An interest-bearing alternative that pays interest at the end of each calendar quarter (i) for amounts deferred between fiscal 2010 through December 2016, at a rate based on the Moody’s “A”-rated Corporate Bond Rate, and (ii) for amounts deferred prior to fiscal 2010, at a rate based on the prime rate as determined by the Federal Reserve Statistical Release plus 2%; and
(b)	An equity alternative denominated in units of Deere common stock that earns additional shares each quarter at the quarterly dividend rate on Deere common stock.

2023 PROXY STATEMENT	23

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: ADVISORY VOTE ON THE FREQUENCY OF FUTURE SAY-ON-PAY VOTES	PROPOSAL 4: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

Corporate Governance

Corporate Governance Highlights

At Deere, we recognize that strong corporate governance contributes to long-term shareholder value. We are committed to sound governance practices, including those described below:

INDEPENDENCE
◾
All of our director nominees, except our Chairman and CEO, are independent
◾
The independent Presiding Director has a role with significant governance responsibilities
◾
All standing Board committees other than the Executive Committee are composed wholly of independent directors
◾
Independent directors meet regularly in executive session without management present

BEST PRACTICES
◾
Directors may not stand for re-election after their 75th birthdays, absent Board approval provided in rare circumstances
◾
Our recoupment policy requires an executive to return any incentive compensation found to have been awarded erroneously due to accounting misconduct
◾
Directors and executives are subject to stock ownership requirements
◾
Directors and executives are prohibited from hedging or pledging their Deere stock

ACCOUNTABILITY
◾
All directors are elected annually
◾
In uncontested elections, directors are elected by majority vote
◾
The Board and each active Board committee conducts an annual performance self-evaluation
◾
Shareholders have the ability to include nominees in our proxy statement (so-called proxy access rights)

RISK OVERSIGHT
◾
The Board oversees Deere’s overall risk management structure
◾
Individual Board committees oversee certain risks related to their specific areas of responsibility
◾
We have robust risk management processes throughout the Company

OUR VALUES

Our actions are guided by our core values: Integrity, Quality, Commitment, and Innovation. We are committed to strong corporate governance as a means of upholding these values and ensuring that we are accountable to our shareholders.

WE STRIVE TO LIVE UP TO THESE VALUES IN EVERYTHING WE DO — NOT JUST BECAUSE IT IS GOOD BUSINESS, BUT BECAUSE WE ARE COMMITTED TO STRONG CORPORATE GOVERNANCE.

DIRECTOR INDEPENDENCE

The Board has adopted categorical standards (see Appendix A) that help us evaluate each director’s independence. Specifically, these standards are intended to assist the Board in determining whether certain relationships between our directors and Deere or its affiliates are “material relationships” for purposes of the New York Stock Exchange (NYSE) independence standards. The categorical standards establish thresholds, short of which any such relationship is deemed not to be material. In addition, each director’s independence is evaluated under our Related Person Transactions Approval Policy as discussed in the “Review and Approval of Related Person Transactions” section. Deere’s independence standards meet or exceed the NYSE’s independence requirements.

In November 2022, we reviewed the independence of each then-sitting director (including all our nominees), applying the independence standards set forth in our Corporate Governance Policies. The reviews considered relationships and transactions between each director (and the director’s immediate family and affiliates) and Deere, Deere’s management, and Deere’s independent registered public accounting firm. Based on this review, the Board affirmatively determined at its regular December

24	2023 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: ADVISORY VOTE ON THE FREQUENCY OF FUTURE SAY-ON-PAY VOTES	PROPOSAL 4: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

2022 meeting that no director other than Mr. May has a material relationship with Deere and its affiliates and that each director other than Mr. May is independent as defined in our Corporate Governance Policies and the NYSE’s listing standards. Mr. May is not independent because of his employment relationship with Deere.

BOARD LEADERSHIP STRUCTURE

John C. May currently serves as Deere’s Chairman, Chief Executive Officer, and President. The position of Chairman has traditionally been held by Deere’s Chief Executive Officer. The Board believes the decisions as to who should serve as Chairman and as Chief Executive Officer and whether the offices shall be combined or separated is the proper responsibility of the Board. The Board also believes that having an independent Chairman is unnecessary in normal circumstances. Additionally, the enhanced role of the independent Presiding Director together with the fact that all directors, other than the Chairman, are independent, provides a strong counterbalance to the non-independent Chairman and Chief Executive Officer roles. The Board’s governance processes preserve Board independence by ensuring regular discussion among independent directors that do not include the Chairman and independent evaluation of and communication with members of senior management.

Presiding Director

The Board believes the role of the Presiding Director exemplifies Deere’s continuing commitment to strong corporate governance and Board independence. The Board views the independent Presiding Director’s role as a liaison between the Chairman and the independent directors and believes, with the ability to call meetings of independent directors when necessary, the Presiding Director’s role improves the independence of the Board’s leadership structure and its role in risk oversight.

The Presiding Director is elected by a majority of the independent directors upon a recommendation from the Corporate Governance Committee. The Presiding Director is appointed for a one-year term beginning upon election and expiring upon the selection of a successor.

The Board has assigned the Presiding Director the following duties and responsibilities:

◾
Preside at all meetings of the Board at which the Chairman is not present, including executive sessions of the independent directors;
◾
Serve as liaison between the Chairman and the independent directors;
◾
In consultation with the Chairman, review and approve the schedule of meetings of the Board, the proposed agendas, and the materials to be sent to the Board;
◾
Call meetings of the independent directors when necessary; and
◾
Remain available for consultation and direct communication with Deere’s shareholders.

Charles O. Holliday, Jr

Charles O. Holliday, Jr. has served as our independent Presiding Director since February 2020. Mr. Holliday leverages, from several leadership positions on boards of various large public companies, his breadth of experience in oversight areas including auditing and compensation, and his subject matter knowledge in corporate responsibility, to strengthen independent oversight of management.

Board Meetings

Under Deere’s bylaws, regular meetings of the Board are held at least quarterly. We have resumed our pre-pandemic practice of scheduling at least one Board meeting per year at a company location other than our World Headquarters so directors have an opportunity to observe different aspects of our business first-hand. The Board met four times during fiscal 2022.

Directors are expected to attend Board meetings, meetings of committees on which they serve, and annual shareholder meetings. More to the point, directors are expected to spend the time needed and meet as frequently as necessary to properly discharge their responsibilities. During fiscal 2022, all incumbent directors attended 75% or more of the meetings of the Board and committees on which they served. Overall attendance at Board and committee meetings was 100%. All directors then in office attended the Annual Meeting of Shareholders in February 2022.

2023 PROXY STATEMENT	25

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: ADVISORY VOTE ON THE FREQUENCY OF FUTURE SAY-ON-PAY VOTES	PROPOSAL 4: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

Each Board meeting normally begins or ends with a session between the CEO and the independent directors. This provides a platform for discussions outside the presence of the non-Board management attendees. The independent directors regularly meet in executive session, without the CEO. Such executive sessions are scheduled and typically occur at each regular Board meeting. The Presiding Director presides over these executive sessions.

Board Committees

The Board has delegated some of its authority to five committees: the Executive Committee, the Audit Review Committee, the Compensation Committee, the Corporate Governance Committee, and the Finance Committee.

Periodically, the Board approves the rotation of certain directors’ committee memberships. The Board believes that committee rotation is generally desirable to ensure that committees regularly benefit from new perspectives and specific director expertise. Effective in January 2023, Leanne G. Caret is appointed to the Audit Review Committee and will leave the Compensation Committee, and Sheila G. Talton is appointed to the Compensation Committee and will leave the Audit Review Committee.

Each of our Board committees has adopted a charter that complies with current NYSE rules relating to corporate governance matters. Copies of the committee charters are available at www.JohnDeere.com/corpgov. Each committee (other than the Executive Committee, which did not meet in 2022 and of which Mr. May serves as chair) is composed solely of independent directors.

The committee structure and memberships described below do not reflect the changes that become effective in January 2023. Every committee other than the Executive Committee regularly reports on its activities to the full Board.

EXECUTIVE COMMITTEE		Meetings in 2022: 0

Committee Purpose:

◾
Acts on matters requiring Board action between meetings of the full Board
◾
Has authority to act on matters regarding the management of the business and affairs of the Company, as limited by our bylaws and applicable law
◾
All members, other than Mr. May, are independent

John C. May Chair	Clayton M. Jones

Gregory R. Page	Sherry M. Smith

Dmitri L. Stockton

26	2023 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: ADVISORY VOTE ON THE FREQUENCY OF FUTURE SAY-ON-PAY VOTES	PROPOSAL 4: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

AUDIT REVIEW COMMITTEE		Meetings in 2022: 5

Committee Purpose:

◾
Oversees the independent registered public accounting firm’s qualifications, independence, and performance
◾
Assists the Board in overseeing the integrity of our financial statements, compliance with legal and regulatory requirements, and the performance of our internal auditors
◾
Pre-approves all audit and allowable non-audit services by the independent registered public accounting firm
◾
With the assistance of management, approves the selection of the independent registered public accounting firm’s lead engagement partner
◾
All members have been determined to be independent and financially literate under current NYSE listing standards, including those standards applicable specifically to audit committee members
◾
The Board has determined that Ms. Smith, Mr. Heuberger, Mr. Jones, and Mr. Page are “audit committee financial experts” as defined by the Securities and Exchange Commission (SEC) and that each has accounting or related financial management expertise as required by NYSE listing standards

Sherry M. Smith Chair	Alan C. Heuberger

Clayton M. Jones	Gregory R. Page

Sheila G. Talton

COMPENSATION COMMITTEE		Meetings in 2022: 5

Committee Purpose:

◾
Makes recommendations to the Board regarding incentive and equity-based compensation plans
◾
Evaluates and approves the compensation of our executive officers (except for the compensation of our CEO, which is also approved by the full Board), including reviewing and approving the performance goals and objectives that will affect that compensation
◾
Evaluates and approves compensation granted pursuant to Deere’s equity-based and incentive compensation plans, policies, and programs
◾
Retains, oversees, and assesses the independence of compensation consultants and other advisors
◾
Oversees our policies on structuring compensation programs for executive officers relative to tax deductibility
◾
Reviews and discusses the CD&A with management and determines whether to recommend to the Board that the CD&A be included in our filings with the SEC
◾
All members have been determined to be independent under current NYSE listing standards, including those standards applicable specifically to compensation committee members

Dmitri L. Stockton Chair	Leanne G. Caret

Tamra A. Erwin	Charles O. Holliday, Jr.

Michael O. Johanns

2023 PROXY STATEMENT	27

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: ADVISORY VOTE ON THE FREQUENCY OF FUTURE SAY-ON-PAY VOTES	PROPOSAL 4: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

CORPORATE GOVERNANCE COMMITTEE		Meetings in 2022: 4

Committee Purpose:

◾
Monitors corporate governance policies and oversees our Center for Global Business Conduct
◾
Reviews senior management succession plans and identifies and recommends to the Board individuals to be nominated as directors
◾
Makes recommendations concerning the size, composition, committee structure, and fees for the Board
◾
Reviews and reports to the Board on the performance and effectiveness of the Board
◾
Oversees the evaluation of our management
◾
Monitors and oversees aspirations and activities related to environmental, social, and governance (ESG) matters
◾
All members have been determined to be independent under current NYSE listing standards

Clayton M. Jones Chair	Tamra A. Erwin

Charles O. Holliday, Jr.	Michael O. Johanns

Sheila G. Talton

FINANCE COMMITTEE		Meetings in 2022: 4

Committee Purpose:

◾
Reviews the policies, practices, strategies, and risks relating to Deere’s financial affairs
◾
Exercises oversight of the business of Deere’s Financial Services segment
◾
Formulates our pension funding policies
◾
Oversees our pension plans
◾
All members have been determined to be independent under current NYSE listing standards

Gregory R. Page Chair	Leanne G. Caret

Alan C. Heuberger	Sherry M. Smith

Dmitri L. Stockton

28	2023 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: ADVISORY VOTE ON THE FREQUENCY OF FUTURE SAY-ON-PAY VOTES	PROPOSAL 4: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

Board Oversight of Risk Management

The Board believes that strong and effective internal controls and risk management processes are essential for achieving long- term shareholder value. The Board, directly and through its committees, is responsible for monitoring risks that may affect Deere.

RISK MANAGEMENT APPROACH

We maintain a risk management program with a risk register and structured risk assessment process that supports strategic planning, performance, and decision making. To that end, we identify, categorize, assess, respond to, and monitor risks, escalating as needed. Business and risk leaders identify enterprise risks during an annual risk assessment and each risk is assessed for impact, likelihood, and effectiveness of related controls. We consider the various ways in which risks can affect our business by measuring the impact of those risks against a consistent set of criteria in five different categories, which include the impact to our operations, our financial performance, compliance and legal, our reputation, and our business strategy. We evaluate each risk for an appropriate risk appetite. We determine the inherent risk based on our assessments of impact and likelihood, and the residual risk with the effect of any mitigating controls. Response plans are developed for residual risks that remain above the acceptable level as defined by the risk appetite.

Our internal risk management structure is administered by a Management Risk Committee consisting of the CEO and his direct reports. This committee provides periodic reports to the Board and the Audit Review Committee regarding Deere’s risk management processes and reviews high priority areas of enterprise risk with the Board or Board Committees at regular meetings and as otherwise necessary to respond to significant threats or risk events.

BOARD AND COMMITTEE RISK OVERSIGHT RESPONSIBILITIES

Each Board committee is responsible for oversight of risk categories related to its specific areas of focus. The Audit Review Committee oversees the Company’s risk management processes and policies, while the full Board exercises ultimate responsibility for overseeing the risk management function as a whole and has direct oversight responsibility for many risk categories.

In addition, the Board believes that having an independent Presiding Director enhances the Board’s independent oversight of the Company’s risk mitigation efforts by enabling consultation between the Chairman and Presiding Director on time-sensitive or urgent risks and on appropriate Board structure.

2023 PROXY STATEMENT	29

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: ADVISORY VOTE ON THE FREQUENCY OF FUTURE SAY-ON-PAY VOTES	PROPOSAL 4: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

The areas of risk oversight exercised by the Board and its committees are:

BOARD OF DIRECTORS
◾
Oversees all enterprise risks and regularly receives and evaluates reports and presentations from the chairs of the individual Board committees on risk-related matters falling within each committee’s oversight responsibilities as well as from members of management on relevant risk topics

Audit Review Committee	CoRPORATE GOVERNANCE Committee
◾
Oversees enterprise risk assessment and management processes and policies
◾
Monitors operational, strategic, and legal and regulatory risks by regularly reviewing reports and presentations given by management, including our Senior Vice President, General Counsel, and Worldwide Public Affairs; Senior Vice President and Chief Financial Officer; Vice President, Internal Audit; and Chief Information Officer, as well as other operational personnel
◾
Evaluates potential risks related to internal control over financial reporting, information systems, and shares with the full Board oversight responsibility for cybersecurity risks

◾
Monitors potential risks related to our governance practices by, among other things, reviewing succession plans and performance evaluations of the Board and CEO, monitoring legal developments and trends regarding corporate governance practices, overseeing aspirations and activities related to environmental (including climate), social, and governance matters, and evaluating potential related person transactions
◾
Monitors the Code of Business Conduct and compliance risks by, among other things, regularly reviewing reports and presentations by our Chief Compliance Officer, who has the opportunity to discuss further in executive session with the committee
◾
Monitors product safety and other compliance matters

COMPENSATION Committee	FINANCE Committee
◾
Monitors potential risks related to the design and administration of our compensation plans, policies, and programs, including our performance-based compensation programs, to promote appropriate incentives that do not encourage executive officers or employees to take unnecessary and/or excessive risks

◾
Monitors operational and strategic risks related to Deere’s financial affairs, including capital structure and liquidity risks, and reviews the policies and strategies for managing financial exposure and contingent liabilities
◾
Monitors potential risks related to funding our U.S. qualified pension plans (other than the defined contribution savings and investment plans) and monitors compliance with applicable laws and internal policies and objectives

30	2023 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: ADVISORY VOTE ON THE FREQUENCY OF FUTURE SAY-ON-PAY VOTES	PROPOSAL 4: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

Shareholder Outreach

To ensure the continued delivery of sustainable, long-term value to our shareholders, we engage in proactive shareholder outreach multiple times a year. This includes engagement through the proxy season and the publication of the sustainability report, in addition to our regular ongoing dialogue with shareholders and potential investors throughout the year. We recognize the value of the ongoing feedback and will continue regular shareholder engagement activities to gain their perspective firsthand.

Who we engaged	topics we covered
We engaged with shareholders representing over 40% of outstanding share ownership in conversations on governance, executive compensation, and sustainability, who provided us valuable insights.

In our conversations with shareholders this year, we discussed our approach to various sustainability and corporate governance topics important to them. The areas we covered included, but were not limited to, board composition and expertise, executive compensation and metrics, and priorities and plans related to environmental, social, and governance topics. These proactive outreach efforts focused on:

	governance	sustainability
	executive compensation	and other related topics

how we are responding to what we heard

In response to the shareholder feedback we received in 2022 related to governance, executive compensation, and sustainability, we have taken the following actions:

◾
Developed baselines and glidepaths for our Leap Ambitions to enable qualitative discussion about our roadmap for achieving these goals
◾
Created tighter linkage to the Leap Ambitions through the inclusion of OROS in the STI calculation
◾
Broadened our inclusion of sustainability components through qualitative assessments in executive compensation programs in fiscal 2023
◾
Continued to align with shareholders by utilizing a relative TSR modifier and a relative revenue growth metric
◾
Validated Science Based Target commitments for our Scope 1, 2, and 3 greenhouse gas emissions with the Science Based Targets initiative
◾
Enhanced partnerships and innovative solutions to work toward reducing our Scope 3 downstream greenhouse gas emissions
◾
Developed a holistic approach to talent management and strategy for embedding diversity, equity, and inclusion into the core of how we operate

2023 PROXY STATEMENT	31

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: ADVISORY VOTE ON THE FREQUENCY OF FUTURE SAY-ON-PAY VOTES	PROPOSAL 4: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

Corporate Governance Policies

Because we believe corporate governance is integral to creating long-term shareholder value, our Board of Directors has adopted company-wide Corporate Governance Policies, which are periodically reviewed and revised as appropriate to ensure that they reflect the Board’s corporate governance objectives.

Please visit the Corporate Governance section of our website (www.JohnDeere.com/corpgov) to learn more about our corporate governance practices and to access the following materials:

◾ Leadership Biographies	◾ Core Values	◾ Code of Ethics
◾ Corporate Governance Policies	◾ Board committee charters	◾ Code of Business Conduct
◾ Supplier Code of Conduct	◾ Dealer Code of Conduct	◾ Conflict Minerals Policy
◾ Support of Human Rights in Our Business Practices	◾ Global Environmental, Health, and Safety Policy	◾ Quality Policy

Communication with the Board

Shareholders and other interested parties wishing to communicate with the Board may send correspondence to the Presiding Director or the Corporate Secretary, who will submit all correspondence about bona fide issues or questions concerning the Company to the Board or the appropriate committee, as applicable. Communications may be addressed to:

Presiding Director, Board of Directors Deere & Company, Department A One John Deere Place Moline, Illinois 61265-8098	Corporate Secretary Deere & Company One John Deere Place Moline, Illinois 61265-8098

Political Contributions

To promote transparency and good corporate citizenship, we have provided voluntary disclosures relating to the political contributions of Deere and its political action committee. This information is publicly available at www.JohnDeere.com/politicalcontributions.

Environmental, social, and governance

LEAP AMBITIONS

Our commitment to sustainability is evident in our Leap Ambitions — the measures of our strategy – which were announced in 2022. Leap Ambitions are focused goals designed to boost economic value and sustainability for our customers. Our ambitions align across our customers' production systems to optimize their complete operations — with the purpose that every hour, every drop, every seed, every pound, and every pass counts — designed to deliver better outcomes with fewer resources. We aim to achieve these goals within four-year (2026) and eight-year (2030) periods. We believe our Leap Ambitions are beneficial for our customers, employees, investors, dealers, suppliers, and other Deere stakeholders.

We believe there are incremental addressable market opportunities that we can address by executing our strategy. We aim to deliver ongoing value across our product lines by digitally connecting the equipment we produce, enabling our customers to leverage technology for more sustainable outcomes in their businesses. We plan to demonstrate viable alternative power

32	2023 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: ADVISORY VOTE ON THE FREQUENCY OF FUTURE SAY-ON-PAY VOTES	PROPOSAL 4: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

solutions, such as electrification, for various product families. We believe our Leap Ambitions also present an opportunity to unlock recurring revenue opportunities.

We aim to deliver ongoing value to our Production and Precision Agriculture customers by increasing the number of engaged acres, which is a measure of our customers’ use of the John Deere Operations Center – our online farm management system – and generally reflects the number of unique acres with at least one operation pass documented in the Operations Center in the past 12 months. We also aim to increase the number of those engaged acres that are:

◾	highly engaged, which includes acres with documentation of multiple production steps and the use of digital tools to complete multiple value creating activities over a 12-month period; and
◾	sustainably engaged, which includes acres with incorporation of two or more sustainable John Deere technology solutions or sustainable practices over a 12-month period.

We believe we will deliver ongoing value to our Small Agricultural and Turf customers by increasing the connectivity of their equipment, offering electric options where possible in our product families, and working toward production of a fully autonomous, battery powered electric agricultural tractor. For our Construction and Forestry customers, we aim to deliver ongoing value by offering electric and hybrid-electric options where possible in the product families and increasing the use of technology like our SmartGrade™ grade control for earthmoving customers, intelligent boom control for our forestry customers, and precision roadbuilding solutions for our roadbuilding customers.

We intend to create more sustainable outcomes in our own business by increasing the amount of recyclable and sustainable materials in our product content, and by increasing our remanufacturing revenue. In our facilities, we will continue to prioritize the safety of our employees and work to reduce our own greenhouse gas emissions. We will also work to reduce waste intensity and our freshwater consumption intensity at water-stressed manufacturing locations.

We also anticipate enabling sustainable outcomes for our customers. Specifically, we aim to enable our agriculture customers to be more sustainable in their production steps by providing technology solutions that help to improve their nitrogen use efficiency, increase their crop protection efficiency, and reduce their CO2e emissions.

Details on our Leap Ambitions are accessible through the Sustainability Report at www.JohnDeere.com/sustainabilityreport.

sustainability Reporting frameworks

The foundation of Deere’s sustainability strategy is a multi-pronged engagement strategy to continually evaluate and identify our highest priority topics. In 2021, Deere completed a formal assessment to identify the highest priority ESG topics (commonly known as a materiality assessment) to inform ESG reporting, aligning with our enterprise risk management processes and aiding in designing the Leap Ambitions.

We continue to monitor and review the developing sustainability frameworks, standards, and global regulations and work to incorporate those most applicable to our business into our sustainability reporting. Our approach to sustainability reporting continues to align with the ESG topics identified by the Sustainability Accounting Standards Board (SASB) for the Industrial Goods and Machinery industry, the Global Reporting Initiative (GRI) reporting, and support of the United Nations Sustainable Development Goals (UN SDGs). Deere published its 2021 Sustainability Report in alignment with the Task Force on Climate-related Financial Disclosures (TCFD) Report. Deere also continues to enhance its reporting to CDP on an annual basis. In 2022, Deere received validation for our Scope 1, 2, and 3 greenhouse gas emission reduction targets by the Science Based Targets initiative (SBTi). Our Sustainability Report, TCFD Report, SDG Index, SASB Index, EEO-1 Report, and GRI Standards are available at www.JohnDeere.com/sustainabilityreport. The results of the ESG assessment and information included in the reports noted above should not be construed as a characterization regarding the materiality or financial impact of such information. The information in our Sustainability Report is not incorporated by reference into, and does not form a part of, this Proxy Statement.

2023 PROXY STATEMENT	33

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: ADVISORY VOTE ON THE FREQUENCY OF FUTURE SAY-ON-PAY VOTES	PROPOSAL 4: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

human capital

Our world and business may change, but our core values—Integrity, Quality, Commitment, and Innovation—are a constant in everything we do. Our values have shaped and guided our vision since 1837. Deere employees are guided by our higher purpose: We run so life can leap forward.

Employees are further guided by the Code of Business Conduct (Code), which helps them to uphold and strengthen the standards of honor and integrity that have defined John Deere since its founding. Deere is committed to conducting business in accordance with the highest ethical standards. This means how we conduct ourselves and our global work is more than just a matter of policy and law; it reflects our core values. The Company’s policy requires all employees to complete Code training and, where permitted by law, also requires the employees certify each year that they will comply with the Code. Deere maintains a global compliance hotline to allow for concerns to be brought forward.

DIVERSITY, EQUITY, AND INCLUSION (DEI)

Deere believes that a diverse workforce is essential to the Company’s long-term success and strives to foster a diverse, equitable, and inclusive culture where all voices are heard, valued, and included. Deere’s global DEI strategy focuses on embedding DEI into worldwide business operations and people processes. The Company believes that sustainable DEI requires rigor and long-term investment to realize lasting benefits to the business. The Company’s DEI strategic framework consists of four DEI pillars that reflect our areas of focus—people, leadership, business strategy, and community. Further, our 13 Employee Resource Groups, which are Company sponsored organizations run by employees, are a key driver of inclusion and serve as networks that enable employees with shared interests to come together.

WORKPLACE HEALTH AND SAFETY

Deere strives to achieve safety excellence through increased focus on leading indicators, risk reduction, health and safety management systems, and prevention. Deere utilizes a safety balanced scorecard, which includes leading and lagging indicators, and is designed to enable continuous measurement of safety performance and drive continuous improvement. The Company aims to address ergonomic risk in the early stages of product development, where risk reduction goals are incorporated in new product strategies. Deere also recognizes the value of having fully functioning ergonomic programs including internal assessments using an Ergonomic Scorecard.

COMPENSATION AND BENEFITS

Deere is committed to providing comprehensive and competitive pay and benefits to its employees. Deere’s total rewards for employees include a variety of components that aim to support sustainable employment and the ability to build a strong financial future. Eligible full-time employees in the U.S. have access to medical, dental, and vision plans; savings and retirement plans; parental leave and paid time off; and other resources, such as the Employee Assistance Program, which provides mental health and wellness services. Deere also offers a variety of working arrangements to eligible employees, including flexible schedules, telecommuting, and job sharing, to help employees manage home and work-life situations. Programs and benefits differ internationally for a variety of reasons, such as local legal requirements, market practices, and negotiations with works councils, trade unions, and other employee representative bodies.

training and DEVELOPMENT

Deere provides training and development opportunities for employees at all stages of their careers to empower them to reach their full potential. Employees are critical to the long-term success of Deere’s business. We encourage employees to identify the paths that can build the skills, experience, knowledge, and competencies needed for career advancement.

Further, Deere supports employees by creating purpose-driven work opportunities, comprehensive performance reviews and development plans, mentoring opportunities, and professional and personal development opportunities. Deere also encourages employees to provide feedback, such as through our internal voluntary employee experience survey, which helps equip us to improve the overall experience and engagement of our workforce.

34	2023 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: ADVISORY VOTE ON THE FREQUENCY OF FUTURE SAY-ON-PAY VOTES	PROPOSAL 4: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

Security Ownership of Certain Beneficial Owners and Management

The following table shows the number of shares of Deere common stock beneficially owned as of December 27, 2022 (unless otherwise indicated), by:

Each person who, to our knowledge, beneficially owns more than 5% of our common stock	Each individual who was serving as a nonemployee director as of December 27, 2022	Each of the named executive officers listed in the Summary Compensation Table of this Proxy Statement	All individuals who served as directors or executive officers on December 27, 2022 as a group

A beneficial owner of stock (represented in column (a) below) is a person who has sole or shared voting power (meaning the power to control voting decisions) or sole or shared investment power (meaning the power to cause the sale or other disposition of the stock). A person also is considered the beneficial owner of shares to which that person has the right to acquire beneficial ownership (within the meaning of the preceding sentence) within 60 days of December 27, 2022. For this reason, the following table includes exercisable stock options (represented in column (b) below), options, restricted shares, and RSUs (represented in column (c) below) that become exercisable or may be settled within 60 days of December 27, 2022, at the discretion of the individual identified in the table. These shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

All individuals listed in the table below have sole voting and investment power over the shares unless otherwise noted. As of December 27, 2022, Deere had no preferred stock issued or outstanding.

			Options,
			Restricted Shares,
	Shares Beneficially	Exercisable	and RSUs Vesting
	Owned and Held	Options	Within 60 Days		Percent of Shares
	(a)	(b)	(c)	Total	Outstanding
Greater Than 5% Owners
Cascade Investment, L.L.C. (1)
2365 Carillon Point
Kirkland, WA 98033	23,689,657	—	—	23,689,657	7.97%
The Vanguard Group, Inc. (2)
100 Vanguard Blvd.
Malvern, PA 19355	21,484,587	—	—	21,484,587	7.23%
BlackRock, Inc. (3)
55 East 52nd Street
New York, NY 10055	17,536,466	—	—	17,536,466	5.9%
(1)	The ownership information for Cascade Investment, L.L.C. (“Cascade”) is based on information supplied by Cascade in a statement on Amendment No. 6 to Schedule 13D filed with the SEC on July 21, 2022. All shares of common stock held by Cascade may be deemed beneficially owned by William H. Gates III as the sole member of Cascade. Cascade has sole voting and sole dispositive power over 23,689,657 shares owned.
(2)	The ownership information for The Vanguard Group, Inc. (“Vanguard”) is based on information supplied by Vanguard in a statement on Amendment No. 7 to Schedule 13G filed with the SEC on February 9, 2022. Vanguard holds the shares in its capacity as a registered investment advisor on behalf of numerous investment advisory clients, none of which is known to own more than five percent of Deere’s shares. Vanguard has shared voting power over 484,854 shares, sole dispositive power over 20,305,615 shares owned, and shared dispositive power over 1,178,972 shares owned.
(3)	The ownership information for BlackRock, Inc. (“BlackRock”) is based on information supplied by BlackRock in a statement on Amendment No. 5 to Schedule 13G filed with the SEC on March 11, 2022. BlackRock holds the shares in its capacity as a registered investment advisor on behalf of numerous investment advisory clients, none of which is known to own more than five percent of Deere’s shares. BlackRock has sole voting power over 14,917,501 shares and sole dispositive power over 17,536,466 shares owned.

2023 PROXY STATEMENT	35

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: ADVISORY VOTE ON THE FREQUENCY OF FUTURE SAY-ON-PAY VOTES	PROPOSAL 4: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

			Options, Restricted
			Shares,
			and RSUs
			Available
	Shares Beneficially		Within 60
	Owned and Held	Exercisable Options	Days		Percent of Shares
	(a)	(b)	(c)	Total	Outstanding
Nonemployee Directors (4) (5)
Leanne G. Caret	—	—	569	569	*
Tamra A. Erwin	275	—	1,696	1,971	*
Alan C. Heuberger	100	—	5,361	5,461	*
Charles O. Holliday, Jr.	11,905	—	4,006	15,911	*
Michael O. Johanns	—	—	8,088	8,088	*
Clayton M. Jones	—	—	20,650	20,650	*
Gregory R. Page	—	—	10,278	10,278	*
Sherry M. Smith	—	—	12,428	12,428	*
Dmitri L. Stockton	—	—	7,572	7,572	*
Sheila G. Talton	—	—	7,572	7,572	*
Named Executive Officers (6)
Ryan D. Campbell	12,192	14,481	—	26,673	*
Marc A. Howze	17,592	20,528	14,987	53,107	*
Joshua A. Jepsen	1,088	—	—	1,088	*
Mary K. W. Jones	62,115	26,299	—	88,414	*
Rajesh Kalathur	62,883	83,307	—	146,190	*
John C. May	82,255	102,932	—	185,187	*
Cory J. Reed	31,123	47,819	—	78,942	*
All directors and executive officers as a group
(20 persons) (7)	340,550	351,857	93,207	785,614	*

*Less than 1% of the outstanding shares of Deere common stock.

(4)	The table includes restricted shares and RSUs awarded to directors under the Deere & Company Nonemployee Director Stock Ownership Plan (see footnote (2) to the Fiscal 2022 Director Compensation table). Restricted shares may not be transferred until the sooner to occur of the director’s termination of service, death, or a change in control of Deere. RSUs are payable only in Deere common stock and are settled upon the first to occur of the director’s termination of service, death, or a change in control of Deere, and have no voting rights until they are settled in shares of stock. In addition, directors own the following number of deferred stock units, which are not included in the table above and are payable solely in cash under the terms of the Nonemployee Director Deferred Compensation Plan:

Director	Deferred Units
Michael O. Johanns	3,209
Gregory R. Page	4,186
Dmitri L. Stockton	2,579
(5)	The following table provides information about the nonemployee director awards that are fully vested as well as unvested awards that vest within 60 days of December 27, 2022. Nonemployee director grants vest one year after grant date but are required to be held until retirement.

	Vested Restricted	Unvested Restricted		Vested Restricted	Unvested Restricted
Director	Shares and RSUs	Shares and RSUs	Director	Shares and RSUs	Shares and RSUs
Leanne G. Caret	144	425	Clayton M. Jones	20,225	425
Tami A. Erwin	1,271	425	Gregory R. Page	9,853	425
Alan C. Heuberger	4,936	425	Sherry M. Smith	12,003	425
Charles O. Holliday, Jr.	3,581	425	Dmitri L. Stockton	7,147	425
Michael O. Johanns	7,663	425	Sheila G. Talton	7,147	425

(6)	See the Outstanding Equity Awards at Fiscal 2022 Year-End table for additional information regarding equity ownership for NEOs.
(7)	The number of shares shown for all directors and executive officers as a group includes 34,624 shares owned jointly with family members over which the directors and executive officers share voting and investment power.

36	2023 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: ADVISORY VOTE ON THE FREQUENCY OF FUTURE SAY-ON-PAY VOTES	PROPOSAL 4: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

Review and Approval of Related Person Transactions

The Board has adopted a written Related Person Transactions Approval Policy that assigns our Corporate Governance Committee the responsibility for reviewing, approving, or ratifying all related person transactions.

The written Related Person Transactions Approval Policy applies to three types of “related persons”:

Executive officers and directors of Deere	Any holder of 5% or more of Deere’s voting securities	Immediate family members of anyone in category (1) or (2)

Each year, our directors and executive officers complete questionnaires designed to elicit information about potential related person transactions. In addition, the directors and officers must promptly advise our Corporate Secretary if there are any changes to the information they previously provided. After consultation with our General Counsel, management, and outside counsel, as appropriate, our Corporate Secretary determines whether any transaction is reasonably likely to be a related person transaction. Transactions deemed reasonably likely to be related person transactions are submitted to the Corporate Governance Committee for pre-approval at its next meeting, unless action is required sooner. In such a case, the transaction would be submitted to the Chair of the Corporate Governance Committee, whose determination would be reported to the full committee at its next meeting.

When evaluating potential related person transactions, the Corporate Governance Committee or its Chair, as applicable, considers all reasonably available relevant facts and circumstances and approves only those related person transactions determined in good faith to be in compliance with or not inconsistent with our Code of Ethics and Code of Business Conduct and in the best interests of our shareholders.

Pursuant to the Related Person Transactions Approval Policy, the Corporate Governance Committee evaluated and approved the following “related persons” transactions as not inconsistent with our Code of Ethics or Code of Business Conduct:

1)	The sister of Mary K. W. Jones, Senior Vice President, General Counsel, and Worldwide Public Affairs, is an employee in the Company’s corporate communications department. Ms. Jones does not directly or indirectly supervise her sister. During fiscal 2022, the employee earned approximately $161,271 in direct cash compensation along with customary employee benefits available to salaried employees generally.
2)	The brother-in-law of Joshua A. Jepsen, Senior Vice President and Chief Financial Officer, is an employee in the Company’s production and precision agriculture division. Mr. Jepsen does not directly or indirectly supervise his brother-in-law. During fiscal 2022, the employee earned approximately $141,222 in direct cash compensation along with customary employee benefits available to salaried employees generally.

The compensation of these employees is consistent with that of other employees at the same grade levels.

2023 PROXY STATEMENT	37

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: ADVISORY VOTE ON THE FREQUENCY OF FUTURE SAY-ON-PAY VOTES	PROPOSAL 4: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

PROPOSAL
02

Advisory Vote on
Executive Compensation

The Board of Directors unanimously recommends that you
vote FOR the following non-binding resolution:

“RESOLVED, that the shareholders approve the compensation of the NEOs as disclosed in this Proxy Statement pursuant to the compensation disclosure rules of the SEC, including the CD&A, tabular disclosures, and other narrative executive compensation disclosures.”

38	2023 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: ADVISORY VOTE ON THE FREQUENCY OF FUTURE SAY-ON-PAY VOTES	PROPOSAL 4: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

In accordance with Section 14A of the Exchange Act, we are asking our shareholders to approve, on an advisory basis, the compensation of the named executive officers (NEOs) listed in the Summary Compensation Table of this Proxy Statement. Deere’s practice, which was approved by our shareholders at the 2017 Annual Meeting and is submitted for approval at this Annual Meeting, is to conduct this non-binding vote annually.

Supporting Statement

PAY FOR PERFORMANCE

Deere’s compensation philosophy is to pay for performance, support Deere’s business strategies, and offer competitive compensation. Our compensation programs consist of complementary elements that reward achievement of both short-term and long-term objectives. The metrics used for our incentive programs are either associated with operating performance or are based on a function of Deere’s stock price with linkage to revenue growth and total shareholder return (TSR). See “Review of Pay for Performance Relative to Compensation Peer Group” in the CD&A, which highlights our success in connecting executive compensation with Deere’s financial performance.

COMPENSATION PHILOSOPHY

The CD&A offers a detailed description of our compensation programs and philosophy. Our compensation approach is supported by the following principles, among others:

We strive to attract, retain, and motivate high-caliber executives	As executives assume more responsibility, we increase the portion of their total compensation that is at-risk and tied to long-term incentives	We structure our compensation program to be consistent and aligned with increasing long-term shareholder value	We recognize the need to manage value throughout the business cycle

At our 2022 Annual Meeting, we held a shareholder advisory vote on executive compensation in which we received 91.9% of shareholder approval.

Favorable Say-on-Pay Results
2021 93.7%	2022 91.9%

Effect of Proposal

The say-on-pay resolution is non-binding, but the Board values your opinion as expressed through your votes and other communications. Therefore, the Board and the Compensation Committee (“Committee”) will carefully consider the outcome of the advisory vote when making future compensation decisions. However, the Board believes the Committee is in the best position to consider the extensive information and factors necessary to make independent, objective, and competitive compensation recommendations and decisions that are in the best interests of Deere and its shareholders. Therefore, the final decision regarding the compensation and benefits of our executive officers and whether and how to address shareholder concerns remains with the Board and the Committee.

2023 PROXY STATEMENT	39

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: ADVISORY VOTE ON THE FREQUENCY OF FUTURE SAY-ON-PAY VOTES	PROPOSAL 4: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

Compensation Discussion and Analysis

We design our compensation plans to reward planning and behavior that:

Unlocks new value for customers and helps them become more profitable and sustainable	Revolutionizes agriculture and construction industries through the rapid introduction of new technologies	Responds quickly to changing market conditions and customer needs	Allocates capital in a disciplined approach by devoting research and investment dollars to the most promising and profitable opportunities

Our competitive base pay promotes stable planning and prudent risk taking. In addition, our benefits plans are designed to secure a healthy, loyal, and long-term focused employee base. Our business strategy emphasizes achieving superior operating and financial performance through the delivery of innovations that address customer needs, unlock customer value, and support sustainability. This includes maintaining aggressive goals for operating margin and asset turns, while achieving sustained shareholder value added (SVA) growth through disciplined capital allocation. Our at-risk pay is designed to motivate NEOs to execute this strategy.

The following section provides a detailed description of our compensation programs, including the underlying philosophy and strategy, the specific metrics, the relationship between our performance and compensation delivered in fiscal 2022, and the Board’s and the Committee’s methodology and processes used to make compensation decisions. For fiscal year 2022, our NEOs were as follows:

John C. May	Joshua A. Jepsen	Ryan D. Campbell	Marc A. Howze
Chairman and Chief Executive Officer	Senior Vice President and Chief Financial Officer(1)	President, Worldwide Construction & Forestry and Power Systems(2)	Senior Advisor, Office of the Chairman(3)

Mary K. W. Jones	Rajesh Kalathur	Cory J. Reed
Senior Vice President, General Counsel and Worldwide Public Affairs	President, John Deere Financial and Chief Information Officer(4)	President, Worldwide Agriculture & Turf Division, Production & Precision Agriculture, Americas and Australia
(1)	Effective September 16, 2022, Mr. Jepsen became Senior Vice President and Chief Financial Officer. Prior to this appointment, Mr. Jepsen was Deputy Financial Officer.
(2)	Effective May 31, 2022, Mr. Campbell became President, Worldwide Construction & Forestry and Power Systems. Prior to this appointment, Mr. Campbell was Senior Vice President and Chief Financial Officer.
(3)	Effective October 31, 2022, Mr. Howze became Senior Advisor, Office of the Chairman. Prior to this appointment, Mr. Howze was Group President, Lifecycle Solutions and Chief Administrative Officer.
(4)	Effective May 31, 2022, Mr. Kalathur assumed the role of Chief Financial Officer in addition to his role as President, John Deere Financial and retained oversight of information technology. Effective September 16, 2022, in connection with Mr. Jepsen’s appointment as Senior Vice President and Chief Financial Officer, Mr. Kalathur ceased serving as Chief Financial Officer and continued to serve as President, John Deere Financial and Chief Information Officer.

40	2023 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: ADVISORY VOTE ON THE FREQUENCY OF FUTURE SAY-ON-PAY VOTES	PROPOSAL 4: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

fiscal 2022 performance

Our business strategy emphasizes achieving superior operating and financial performance through the delivery of innovations that address customer needs, unlock customer value, and drive sustainable outcomes. This includes maintaining aggressive goals for operating margin and asset turns while realizing sustainable SVA growth through disciplined capital allocation. Deere’s compensation program is designed to motivate NEOs to execute this strategy. In 2022, we achieved the following results:

NET SALES & REVENUES	NET INCOME (ATTRIBUTABLE TO DEERE & COMPANY)	SHAREHOLDER VALUE ADDED(1)
$52.58 BILLION	$7.13 BILLION	$6.23 BILLION
UP 19% ä	UP 20% ä	UP 21% ä

(1)	SVA is a non-GAAP measure and represents operating profit less an implied charge for capital. See Appendix B for details.

In fiscal 2022, net sales and revenues reached $52.58 billion driven by strong demand for Deere products and services. Net income attributed to Deere & Company was up 20%, reaching an all-time high of $7.13 billion. Shareholder Value Added, our measure of economic profit, increased to $6.23 billion, up 21%.

Financial Performance and Compensation Metrics

The metrics Deere uses to measure execution of our business strategy are identical to metrics used in our compensation programs to ensure that employees are functioning in aligned, high-performance teams. Further details below illustrate how the Company’s compensation plans and payouts are tied to performance.

DRIVERS OF ONE-YEAR OROA, ROE, AND OROS(1) (STI)	DRIVERS OF THREE-YEAR SVA(1) (LTIC)	DRIVERS OF TSR (LTIC) AND REVENUE GROWTH (LTI)
◾ Operating margin focus ◾ Disciplined asset management ◾ Efficient use of equity ◾ Near-term business execution ◾ Disciplined capital allocation
◾
Margin management across the cycle with a long-term focus
◾
Efficient use of long-term assets
◾
Long-term investment decisions for capital and research and development
◾
World-class distribution systems
◾
Technology innovation
◾ Market share ◾ Successful execution of business strategy ◾ Stock price appreciation over the long term ◾ Market conditions

(1)	OROA, OROS and SVA are non-GAAP measures. See Appendix B for details.

2023 PROXY STATEMENT	41

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: ADVISORY VOTE ON THE FREQUENCY OF FUTURE SAY-ON-PAY VOTES	PROPOSAL 4: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

			2022	Fiscal 2022 Actions and Results	Page
Short-Term	Short-Term Incentive (STI)	OROA	39.79%	The STI payout was 104% of target, resulting in an award of $2.8 million for the CEO and awards ranging from $0.3 million to $0.9 million for the other NEOs.	48
		OROS	17.42%
		ROE	15.37%
		Payout as a % of Target	104%
Long-Term	Cash (LTIC)	3-Year Accumulated SVA	$12.29B	The payout for the 2020-2022 performance period due to accumulated SVA was 200%. Although the relative TSR was at the 97th percentile, no additional adjustment was made to the LTIC payout due to the 200% payout cap being reached based on SVA performance. This resulted in an award of $4.0 million for the CEO and awards of approximately $0.5 million for the CFO(3) and awards ranging from $1.7 million to $1.9 million for each of the other NEOs.	53
		Accumulated SVA % of Target	200%
		3-Year TSR as of October 31	136.95%
		TSR Performance Results as Compared to the Performance Peer Group(1)	97th Percentile
		TSR Modifier(2)	N/A
		Payout as a % of Target	200%
	Equity (LTI)	Deere Annualized Revenue Growth Rate	10.23%

For the PSUs vesting in fiscal 2022 based upon Deere’s relative revenue growth, Deere performed at the 86th percentile, which equates to a 200% payout. The LTI grant for the 2022-2024 performance period was made in December 2021 and is based solely on relevant revenue growth. The CEO received an LTI award valued at $11.4 million, a 20% increase over the base-level award; LTI awards for the other NEOs were increased an average of 16%, valued at $1.9 million; adjustments reflect strong operating performance, execution of the Smart Industrial operating model, and responsiveness to the dynamic business conditions.

					56
		Revenue Growth Performance Results as Compared to Performance Peer Group(1)	86th percentile
		PSU Payout as a % of Target	200%

(1)	See the Performance Peer Group section for additional details.
(2)	Due to the payout being at the 200% cap based upon accumulated SVA, there is no additional adjustment for the TSR Modifier.
(3)	Effective September 16, 2022, Mr. Jepsen became Senior Vice President and Chief Financial Officer. His LTIC award was based upon his fiscal year 2022 eligible earnings.

42	2023 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: ADVISORY VOTE ON THE FREQUENCY OF FUTURE SAY-ON-PAY VOTES	PROPOSAL 4: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

Shareholders and the Executive Compensation Program

Say-On-Pay	WHO WE ENGAGED
At the February 2022 Annual Meeting, Deere received a 91.9% favorable vote for say-on-pay.	We engaged with shareholders representing over 40% of outstanding share ownership in conversations on governance, executive compensation, and sustainability, who provided us valuable insights.

what we learned about our EXECUTIVE COMPENSATION program

In our conversations with shareholders this year, we discussed our approach to executive compensation programs, as well as various sustainability and corporate governance topics important to them. Discussions with shareholders did not indicate any significant issues with current compensation programs. Our learnings included:

◾
Deere has strong alignment between business strategy and compensation design.
◾
Shareholders appreciate the linkage between our strategy and ability to deliver sustainable outcomes to our stakeholders.
◾
Our shareholders understand how OROA, OROS, ROE, and SVA are linked to successful operating performance despite the complexity of Deere’s variable pay programs.
◾
The STI and LTIC programs contribute to successful operating performance, drive the right employee behavior, and promote the creation of long-term value throughout the business cycle.

how we are responding to what we heard

In 2022, we continued to evaluate the potential integration of ESG to compensation. As a result of that effort, and in response to the feedback received from shareholders throughout the year, we have taken the following actions:

◾
Created tighter linkage to the Leap Ambitions* through the inclusion of OROS in the STI calculation.
◾
Broadened our inclusion of sustainability components through qualitative assessments in LTI in fiscal 2023.
◾
Continued to align with shareholders by utilizing a relative TSR modifier and a relative revenue growth metric.

* Our Leap Ambitions are focused goals designed to boost economic value and sustainability for our customers. See the Environmental, Social, and Governance section on page 32 for more information on the Leap Ambitions.

2023 PROXY STATEMENT	43

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: ADVISORY VOTE ON THE FREQUENCY OF FUTURE SAY-ON-PAY VOTES	PROPOSAL 4: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

2022 Compensation Overview

Deere is committed to a compensation philosophy that incorporates the principles of paying for performance, supporting business strategies, and paying competitively. The Committee believes this philosophy continues to drive our NEOs and salaried employees to produce sustainable, positive results for Deere and our shareholders.

REVIEW OF PAY FOR PERFORMANCE RELATIVE TO COMPENSATION PEER GROUP

To ensure that total compensation for our NEOs aligns with the market, we compared our compensation and performance against the companies in our compensation peer group. As part of this comparison, we evaluated our peers’ mix of cash versus equity and short-term versus long-term components.

In addition, we reviewed the relationship between total realizable compensation and our performance for the three fiscal years ending with fiscal year 2021 — the most recent fiscal year-end for which we can obtain corresponding compensation information for our peer companies. This review helps the Committee understand whether total compensation delivered to our NEOs aligns with our performance relative to our peer group. For purposes of this review, we use TSR to measure performance.

The analysis, as shown in the following graphs, reveals that realizable pay for Deere’s CEO and other NEOs was aligned with Deere’s relative TSR over the relevant time period. Based on these results and the results of similar past comparisons of pay and performance alignment, we believe our pay programs ensure that compensation for our executives is aligned with performance and market norms.

For peer companies, total realizable pay includes cash-based and equity-based long-term incentive plan and performance share plan payouts for performance cycles that are completed within the three-year period. Award values are then multiplied by a factor that reflects grant frequency and long-term incentive pay mix.

DEERE 3-YEAR PAY FOR PERFORMANCE REALIZABLE PAY VS. TOTAL SHAREHOLDER RETURN

CEO	OTHER NEOS

Total realizable pay for Deere’s NEOs is defined as the sum of the following components: actual base salaries, STI awards, and LTIC awards paid over the three-year period from 2019-2021; the Black-Scholes value as of October 31, 2021, of any stock options granted over the three-year period; and the value as of October 31, 2021, of RSUs granted over the three-year period and of PSUs (reflecting actual performance for the 2019-2021 performance cycle and the in-process 2020-2022 and 2021-2023 performance cycles).

44	2023 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: ADVISORY VOTE ON THE FREQUENCY OF FUTURE SAY-ON-PAY VOTES	PROPOSAL 4: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

Snapshot of Compensation Governance

To ensure our compensation program meets Deere’s business objectives without compromising our core values, we regularly compare our compensation practices and governance against market best practices.

What wE DO:	What wE DO not do:

◾
Use a combination of short-term and long-term incentives to ensure a strong connection between Deere’s operating performance and actual compensation delivered
◾
Regularly evaluate our peer group and pay positioning under a range of performance scenarios
◾
Annually review all of our compensation plans, policies, and significant practices
◾
Annually review risks associated with compensation
◾
Include a “double-trigger” change in control provision in our executive Change in Control Severance Program and our current equity plan
◾
Annually review and limit executive perquisites
◾
Retain an independent compensation consultant who does not perform other significant services for Deere
◾
Maintain an Executive Incentive Compensation Recoupment Policy to ensure accountability in the presentation of our financial statements
◾
Enforce stock ownership requirements to ensure that directors and executives have interests aligned with our shareholders
◾
Provide executive officers with benefits such as health care insurance, life insurance, disability, and retirement plans on the same basis as other full-time Deere employees

◾
Offer employment agreements to our U.S.-based executives
◾
Provide tax gross-ups for executives, except for those available to all employees generally
◾
Provide excise tax gross-ups upon a change in control to any employees
◾
Offer above-market earnings on contributions to deferred compensation accounts
◾
Grant stock options with an exercise price less than the fair market value of Deere’s common stock on the date of grant
◾
Re-price stock options without the prior approval of our shareholders
◾
Cash out underwater stock options
◾
Include reload provisions in any stock option grant
◾
Permit directors or employees (including officers), or their respective related persons, to engage in short sales of Deere’s stock or to trade in instruments designed to hedge against declines in Deere’s stock price
◾
Permit directors or officers to hold Deere securities in margin accounts or to pledge Deere securities as collateral for loans or other obligations

2023 PROXY STATEMENT	45

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: ADVISORY VOTE ON THE FREQUENCY OF FUTURE SAY-ON-PAY VOTES	PROPOSAL 4: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

Snapshot of Compensation Elements

The components of our 2022 compensation program are:

		Component	Purpose	Characteristics
Total Direct	Short-Term	Base Salary	Intended to provide stable compensation to executive officers as a fixed cash component	Based on level of responsibility, experience, and sustained individual performance. Base salaries generally target the market median of our peer group.
		Short-Term Incentive (STI)	Annual cash award for profitability and efficient operations during the fiscal year

Variable cash compensation based on the achievement of performance objectives designed to align our executive officers in pursuing short-term goals. Payout levels are based on actual results and performance must meet a threshold level of performance to achieve a payout with a payout cap of 200% of target. A target STI award is designed to contribute to annual cash compensation and overall compensation and generally targets the market median of our peer group.

	Long-Term Incentive	Cash (LTIC)	Cash award for sustained profitable growth and disciplined investment during a three-year period

Long-term performance-based cash compensation designed to align our executive officers in delivering long-term strategic objectives. Payout levels are based on actual results as compared to a three-year performance goal with a payout cap of 200% of target. Additionally, a relative TSR modifier enables alignment with shareholders. A target LTIC award is designed to contribute to compensation and generally targets the market median of our peer group.

		Equity (LTI)	Equity award for creating shareholder value as reflected by stock price and revenue growth

Awarded in a combination of both performance and time-based equity including RSUs, PSUs, and stock options and designed to reward the delivery of long-term strategic objectives and value creation. A base-level LTI award is designed to contribute to overall compensation and generally targets the market median of our peer group.

Total Indirect	Other			Perquisites, retirement benefits, deferred compensation benefits, additional compensation payable upon a change in control.

We compare each component of compensation to the market median level for that component awarded by our peers. In addition, we strive to have each NEO’s total annual cash compensation and overall compensation at target to generally align to the market median levels for comparable executives.

46	2023 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: ADVISORY VOTE ON THE FREQUENCY OF FUTURE SAY-ON-PAY VOTES	PROPOSAL 4: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

2022 Target Direct Compensation Mix

Pay for performance is an essential element of our compensation philosophy. Our performance-based compensation program consists of short-term and long-term components (STI, LTIC, and LTI), all driven by metrics that align with Deere’s business strategy.

To enhance the connection between pay and performance, and, as our NEOs assume greater responsibility, we award a larger portion of their total compensation in the form of “at-risk” incentive awards and a larger portion of their incentive awards in the form of equity. The charts below illustrate the allocation of all fiscal 2022 direct compensation components at target for our CEO and for our other NEOs as a group.

(a)	”At risk” implies awards that are subject to performance conditions and/or stock price performance
(b)	Metric driven variable pay
(c)	Stock price driven variable pay

2023 PROXY STATEMENT	47

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: ADVISORY VOTE ON THE FREQUENCY OF FUTURE SAY-ON-PAY VOTES	PROPOSAL 4: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

Direct Compensation Elements

As shown in the 2022 Target Direct Compensation Mix charts, the majority of direct compensation for the CEO and NEOs is based on “at-risk” variable pay. Our performance-based compensation programs fall into two categories: short-term incentives paid in cash based on annual metrics and long-term incentives based on a three-year performance period. Long-term performance-based incentives are awarded in the form of cash and equity (RSUs, PSUs, and stock options).

base salary

In determining salary levels for each NEO, the Committee considers the following factors:

Level of responsibility and time in position	Individual performance and potential	Internal equity	Base salaries for executives with similar roles and responsibilities at our peer companies

Salary increases for NEOs during fiscal 2022 are reflected in the table below. All salary adjustments for Mr. May, as our CEO, are recommended and approved by our Board.

	Base Salary as of	Fiscal 2022	Base Salary as of
Officer	Nov. 1, 2021	Salary Increase % (a)	Oct. 30, 2022
John C. May	$1,450,008	3.45%	$1,500,000
Joshua A. Jepsen	n/a	n/a	$850,000
Ryan D. Campbell	$851,664	5.00%	$894,252
Marc A. Howze	$802,716	3.00%	$826,800
Mary K. W. Jones	$812,436	3.00%	$836,820
Rajesh Kalathur	$820,848	8.15%	$887,758
Cory J. Reed	$810,120	3.00%	$834,432
(a)	Fiscal 2022 salary increase percentages are rounded.

Short-Term Incentive (STI)

PERFORMANCE METRICS FOR STI

The Committee believes operating margins and the allocation of capital for research and investment in a disciplined approach are key drivers to creating long-term shareholder value. For this reason, the Committee has designed the STI program to support our Smart Industrial operating model and to motivate our executives and most other salaried employees to focus on profitability, asset optimization, and capital efficiency. For fiscal 2022, OROS replaced Net Sales and Revenues as an STI metric to align with and support our Leap Ambitions.

OROA (for our Equipment Operations segments) supports our strategic approach to sound investment of capital and asset utilization.	OROS (for our Equipment Operations) demonstrates the commitment to deliver operating margins and support our Leap Ambitions.	ROE (for our Financial Services segment) effectively measures the efficient use of equity.

48	2023 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: ADVISORY VOTE ON THE FREQUENCY OF FUTURE SAY-ON-PAY VOTES	PROPOSAL 4: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

For fiscal 2022, the performance results for these metrics are combined to determine STI awards as follows:

Company Performance Factor Weighting:		Enterprise OROA/ROE Metric Weighting:
Enterprise OROA/ROE Metric (a)	67%	Equipment Operations OROA (b)	90%
Enterprise OROS Metric (a)	33%	Financial Services ROE	10%

(a)	Appendix B, “Deere & Company Non-GAAP Measures” illustrates in detail how OROA, OROS, and ROE are calculated.
(b)	Equipment Operations reflects the consolidated results of the Precision & Production Agriculture (PPA) operations, Small Ag & Turf (SAT) operations, and Construction & Forestry (C&F) operations.

The emphasis on the OROA and OROS performance of the Equipment Operations in calculating STI reflects the critical position these operations have as drivers of our business. Equipment Operations’ net sales accounted for 91% of our net sales and revenues in fiscal 2022.

OROA AND OROS – Equipment Operations MetricS

OROA and OROS goals are developed formulaically to reflect the nature of our end markets. As a smart industrial company, our business requires investment in fixed assets, such as buildings and machinery, as well as research and development that requires significant expenses and longer-term payoffs.

The Committee sets a range of OROA and OROS goals for a range of potential conditions rather than for a static forecast. This allows us to be agile and quickly make necessary structural changes to costs, capacity, and assets (especially inventory) as business conditions fluctuate during the year.

WHAT IS MID-CYCLE?

◾
We calculate mid-cycle sales for each product line by annually gathering historical information on the size of the industry (for example, the total number of tractors sold in the U.S. market) and our market share for every product line (in this example, the number of tractors sold by Deere).
◾
At the peak of a typical business cycle, actual sales constitute 120% of mid-cycle sales; at the trough, actual sales constitute 80% of mid-cycle sales, generally speaking. OROA and OROS goals vary each year to reflect where we are on this spectrum. Deere desires to reduce the amplitude of the cycle as part of our strategy.

◾	To maintain the rigor of the program, the specific goals for any year are formulaically determined based on where we are in the business cycle. This ensures our employees are not unduly rewarded when the economy is strong and penalized for poor economic conditions. The Committee fixes threshold, target, and maximum OROA and OROS goals that are more ambitious at the peak of a business cycle, when it is easier to cover fixed costs and achieve a higher asset turnover (and thus a better OROA and OROS), and lower at the trough.
◾	Our position in the business cycle is calculated by comparing sales at the end of the year to the mid-cycle sales approved at the start of the fiscal year. Performance targets are formulaically determined according to the position to the mid-cycle and the goals at trough, mid-cycle, and peak levels approved by the Committee at the beginning of the year. Points in between those levels are interpolated. There is no discretion in the determination of the percent of mid-cycle or in the goals associated with a specific volume level.

2023 PROXY STATEMENT	49

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: ADVISORY VOTE ON THE FREQUENCY OF FUTURE SAY-ON-PAY VOTES	PROPOSAL 4: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

How do OROA AND OROS goals work?

For an example of how our multi-tiered OROA and OROS goals work in practice, assume we determined that mid-cycle sales are $30 billion. If actual sales for the year are $27 billion, this means we are at 90% of mid-cycle (27 ÷ 30 = .90). In that case, OROA and OROS goals would be lower than the goals for mid-cycle. On the other hand, if actual sales are $33 billion, this means we are at 110% of mid-cycle (33 ÷ 30 =1.1). In that case, OROA and OROS goals would be greater than the goals for mid-cycle. Both scenarios are illustrated below:

CURRENT OROA AND OROS GOALS

The Company’s current OROA and OROS goals are reflected in the charts below. To continue to improve operational performance and seize the benefits of our structural transformation, the Committee raised OROA goals and added the OROS metric to the STI for 2022.

50	2023 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: ADVISORY VOTE ON THE FREQUENCY OF FUTURE SAY-ON-PAY VOTES	PROPOSAL 4: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

The following table reflects the rigorous growth of the OROA goals over time, which has resulted in STI payout levels varying in alignment with these rigorous goals.

	2015 OROA Goals			2016 - 2017 OROA Goals			2018 - 2021 OROA Goals			Current OROA Goals			Current OROA Goals as Compared to 2015
	Trough	Mid-Cycle	Peak	Trough	Mid-Cycle	Peak	Trough	Mid-Cycle	Peak	Trough	Mid-Cycle	Peak	Trough	Mid-Cycle	Peak
Maximum	12%	20%	28%	13%	24%	36%	17%	35%	48%	17%	35%	48%	+5 pts	+15 pts	+20 pts
Target	8%	12%	20%	10%	18%	26%	14%	29%	40%	15%	30%	40%	+7 pts	+18 pts	+20 pts
Threshold	4%	8%	12%	8%	12%	16%	12%	20%	28%	12%	20%	28%	+8 pts	+12 pts	+16 pts

RECENT STI Payouts As a percent of target

Recent STI payout levels are reflected in the adjacent chart. The increasing rigor of the OROA goals at mid-cycle and peak over time, as well as the addition of OROS in 2022, have led to varying STI payouts that align with the Company’s pay for performance philosophy. This alignment demonstrates the Company’s commitment to delivering operational and financial performance.

ROE – Financial Services Metric

The ROE metric is the STI performance metric for the Financial Services business, a key differentiator for how we deliver value to our dealers and customers. ROE was selected because it effectively measures the efficient use of the segment’s equity. We have two distinct business models within Financial Services, and we use different ROE goals for each.

Subsidized business: Historically, approximately 75% of Financial Services’ business has been subsidized by the Equipment Operations to reduce the interest rates that our customers and dealers would otherwise pay on financial products. The ROE goal for the subsidized business — 10% — is the same regardless of the business cycle. Maximizing profitability is not the purpose of this segment.

Non-subsidized business: The remaining offerings, which are non-subsidized, are intended to utilize equity to earn a profitable return. Consequently, this business has more traditional (and progressively more challenging) goals. The threshold goal equals the implied after-tax cost of equity for Financial Services; the ROE goals of 13% at target and 16% at maximum represent an even greater level of stretch both internally and compared to our peers.

ROE goals are weighted based on the actual mix of subsidized versus non-subsidized business in a fiscal year. The Committee approved the following ROE goals at the beginning of fiscal 2022:

Fiscal 2022 ROE Goals	Subsidized business	Non-subsidized business	Weighted Goals
% of Business	74%	26%
Maximum	10%	16%	12%
Target	10%	13%	11%
Threshold	10%	10%	10%

2023 PROXY STATEMENT	51

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: ADVISORY VOTE ON THE FREQUENCY OF FUTURE SAY-ON-PAY VOTES	PROPOSAL 4: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

APPROVAL OF STI AWARD RATES

At the beginning of the fiscal year, after review and consideration of Deere’s peer group data for target cash bonuses, the Committee approves target STI rates as a percentage of the NEO’s base salary. For 2022, Mr. May’s target STI rate was increased to 180% to more closely align with the peer group median. Regardless of the award amount reached by applying these payout rates, no individual award under the STI plan may exceed $5 million or 200% of target.

	2021	2022
	Target Rate	Target Rate
CEO	160%	180%
Other NEOs	100%	100%

FISCAL 2022 PERFORMANCE RESULTS AND PAYOUT AMOUNTS

The chart below shows the STI performance targets and actual results for fiscal 2022. OROA and OROS performance targets are based on Equipment Operations being at 123% of Mid-Cycle.

STI AWARD CALCULATIONS

The amount of the STI award paid to an NEO is calculated as follows:

Base salary for the fiscal year	Target STI rate	Actual performance as a percentage of target	STI award amount

52	2023 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: ADVISORY VOTE ON THE FREQUENCY OF FUTURE SAY-ON-PAY VOTES	PROPOSAL 4: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

Based on the 104.4% STI payout, actual STI awards paid to the NEOs are shown in the table below and detailed in the Fiscal 2022 Summary Compensation Table under footnote (4).

Officer	Fiscal 2022 STI Award Payout
John C. May	$2,811,779
Joshua A. Jepsen	$261,424
Ryan D. Campbell	$930,161
Marc A. Howze	$861,331
Mary K. W. Jones	$871,769
Rajesh Kalathur	$899,190
Cory J. Reed	$869,282

For fiscal 2022, STI awards paid to the NEOs consisted of approximately 2% of the total amount of STI awards paid to all eligible employees.

Long-Term Incentive (LTI) Awards

LTI is designed to reward the NEOs for creating sustained shareholder value, encourage the ownership of Deere stock, foster teamwork, and retain and motivate high-caliber executives while aligning their interests with those of our shareholders. LTI awards tie a significant portion of their compensation to the Company’s performance over time and consist of a cash plan and an equity program under the John Deere 2020 Equity and Incentive Plan, which was approved at the Annual Meeting in February 2020. Over 50% of Deere’s long-term incentive is performance-based.

In fiscal 2022, the performance adjustment factor for LTI equity awards qualitatively incorporated consideration of diversity, equity, and inclusion in addition to other performance factors. In fiscal 2023, this performance adjustment factor will use a qualitative framework that includes business execution, innovation for sustainability, and leadership and human capital.

LONG-TERM INCENTIVE CASH (LTIC)

LTIC is a long-term cash award based on our performance against ambitious goals for SVA over a three-year performance period with a modifier based on three-year relative TSR performance.

SHAREHOLDER VALUE ADDED PERFORMANCE METRIC

SVA measures earnings in excess of our cost of capital and was selected as the LTIC performance metric because the Committee believes we should:

Earn, at a minimum, the weighted average cost of capital each year	Ensure investments earn their cost of capital

We believe we can realize sustainable improvement in SVA through strong margins delivered in connection with the evolution of the agriculture and construction industries. Through the rapid introduction of new technologies and a disciplined approach to the allocation of capital for research and investment dollars, we believe we can target the most promising and profitable opportunities unlocking value for our customers.

We demonstrate how SVA is calculated in Appendix B, “Deere & Company Non-GAAP Measures.”

SETTING RIGOROUS SVA GOALS

Our SVA performance targets are intended to incentivize superior performance. Our goal for a maximum payout is calculated based on estimated enterprise SVA at mid-cycle sales levels for the first year of the performance period. We assume a compounded 7% annual growth rate for the remaining two years (our historical sales growth rate) to arrive at a cumulative three- year SVA goal, given limited visibility.

2023 PROXY STATEMENT	53

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: ADVISORY VOTE ON THE FREQUENCY OF FUTURE SAY-ON-PAY VOTES	PROPOSAL 4: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

Once the maximum SVA goal is set, the target SVA goal is set at half of that amount. Our target goals are challenging to achieve. The threshold accumulated goal is set at $5 million.

The chart below details the threshold, target, and maximum accumulated SVA goals for each performance period that includes fiscal 2022. SVA performance expectations have increased with each performance period.

	Fiscal 2020	Fiscal 2021	Fiscal 2022
SVA Goals for LTIC	through Fiscal 2022	through Fiscal 2023	through Fiscal 2024
Threshold SVA Required for Payout	$5 million	$5 million	$5 million
SVA Goal for Target Payout	$3,955 million	$5,250 million	$5,770 million
SVA Goal for Maximum Payout	$7,910 million	$10,500 million	$11,540 million

MODIFICATION OF AWARDS BASED ON RELATIVE TSR (rTSR)

LTIC payouts may be modified based on rTSR performance as compared to the Performance Peer Group. The same peer group is used as the comparator group for PSU metrics. Performance at the 50th percentile will have no adjustment to the payout as the modifier will be 100%. Payout percentages are linearly interpolated for rTSR performance between the points as illustrated below.

Performance Bend Points	Percent of Award Earned
At or above 75th percentile	125%
50th percentile	100%
At or below 25th percentile	75%

rTSR PERFORMANCE FOR LTIC PERFORMANCE PERIOD ENDING FISCAL 2022

	Threshold 75%	Target 100%	Maximum 125%	Performance Results	LTIC rTSR Modifier

rTSR				97th percentile	200%

Deere’s TSR during the performance period ending fiscal 2022 was 137.0%, which ranked at the 97th percentile as compared to the performance peer group. For the performance period ending fiscal 2022, the rTSR modifier will increase the LTIC payout by 125% up to the maximum LTIC payout of 200%.

APPROVAL OF LTIC AWARD RATES

At the beginning of each performance period, after considering data for our peer group, the Committee approves target LTIC payout rates as a percentage of the base salary for each NEO. Regardless of the amount calculated for each award using these payout rates, no employee can receive an award under the LTIC plan that exceeds $6 million or 200% of target.

Effective with Performance
Period Ending in 2022
CEO	135%
Other NEOs	105%

54	2023 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: ADVISORY VOTE ON THE FREQUENCY OF FUTURE SAY-ON-PAY VOTES	PROPOSAL 4: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

FISCAL 2022 PERFORMANCE RESULTS FOR LTIC

The following table shows our accumulated SVA, calculated as described in Appendix B, for the three-year performance period ended in 2022, which resulted in a payout of 200%.

The payout percentage for fiscal 2022 was calculated as follows:

Fiscal Year	SVA (in millions)
2020	$1,556
2021	$4,866
2022	$5,864
Accumulated SVA for 2020-2022 performance period	$12,286
SVA Goal for Target Payout	$3,955
Accumulated SVA % of Target for Current Year	200%
rTSR Modifier (1)	N/A
Actual Performance as % of Target (See following table)	200%
(1)	Due to payout being at 200% based upon accumulated SVA, there is no adjustment for rTSR even though it would have adjusted at 125%.

HISTORICAL ACCUMULATED SVA, LTIC GOALS, rTSR PERFORMANCE AND LTIC PAYOUTS

The following table shows historical LTIC information and how SVA for fiscal 2022 will affect LTIC awards for the performance periods ending in 2022, 2023, and 2024. Maximum payout is based upon 200% of SVA goal at target.

(IN MILLIONS)

SVA Goal for Target Payout (100%)
SVA Year 1
SVA Year 2
SVA Year 3
$3,900
2020 $1,556
2019 $1,535
2018 $1,885
$3,335
2021 $4,866
2020 $1,556
2019 $1,535
$3,955
2022 $5,864
2021 $4,866
2020 $1,556
$5,250
2022 $6,229
2021 $5,128(1)
$5,770
2022 $6,229

Year	2018-2020	2019-2021	2020-2022	2021-2023	2022-2024
Accumulated SVA (Millions)	$ 4,975	$ 7,957	$ 12,286	$ 11,357	$ 6,229
SVA as a % of Target	127.6%	200.0%	200.0%	In Process Performance Periods	
rTSR Percentile	95th	95th	97th		
LTIC Modifier[2]	125.0%	N/A	N/A		
LTIC Payout	159.5%	200.0%	200.0%

(1)	The fiscal 2021 SVA for the 2021-2023 performance period is different than the prior performance periods that include fiscal 2021 due to the change in the definition of SVA effective with this performance period to include Wirtgen financials and exclude enterprise goodwill.
(2)	For the performance periods ending 2021 and 2022, no upward adjustment from the rTSR modifier was applied due to the LTIC payout being at the 200% cap based upon the accumulated SVA. Had the cap not been hit, the payout would have been increased by 125% based upon rTSR performance.

2023 PROXY STATEMENT	55

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: ADVISORY VOTE ON THE FREQUENCY OF FUTURE SAY-ON-PAY VOTES	PROPOSAL 4: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

CALCULATION OF LTIC AWARDS

The amount of the LTIC award paid to an NEO is calculated as follows:

BASE SALARY FOR the FISCAL YEAR	Target LTIC rate	Actual performance as a percent of target	TSR Modifier	LTIC award amount

Based on the 200% payout, actual LTIC awards paid to the NEOs are shown in the table below and detailed in the Fiscal 2022 Summary Compensation Table under footnote (4).

Officer	Fiscal 2022 LTIC Award Payout
John C. May	$4,038,752
Joshua A. Jepsen	$468,831
Ryan D. Campbell	$1,870,476
Marc A. Howze	$1,732,065
Mary K. W. Jones	$1,753,055
Rajesh Kalathur	$1,808,195
Cory J. Reed	$1,748,053

The results for the performance period ended in 2022 are also used to determine the LTIC awards for other eligible employees worldwide. LTIC awards paid to the NEOs for fiscal 2022 consisted of approximately 6% of the total amount of LTIC awards paid to all eligible employees.

LONG-TERM INCENTIVE EQUITY (LTI)

LTI awards consist of the following three equity components awarded annually under the John Deere 2020 Equity and Incentive Plan:

Performance Stock Units (PSUs)	Restricted Stock Units (RSUs)	Market-priced stock options

FISCAL 2022 LTI EQUITY AWARD OVERVIEW FOR NEOs

	Performance measurements	Vesting period	Objective
PSUs 40%	Relative revenue growth(1)	Cliff vest on the third anniversary of the grant date	Motivate and reward relative outperformance, demonstrate management contribution in excess of market performance
RSUs 25%	Stock price appreciation	Cliff vest on the third anniversary of the grant date	Encourage ownership and retention while providing immediate alignment with shareholders
Stock Options 35%	Stock price appreciation	Vest in approximately equal annual installments over three years; expire 10 years from the grant date	Aligns the interest with shareholders, rewarding for stock price appreciation
(1)	Based on Deere’s compounded annual growth rate as compared to the Performance Peer Group

56	2023 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: ADVISORY VOTE ON THE FREQUENCY OF FUTURE SAY-ON-PAY VOTES	PROPOSAL 4: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

APPROVAL OF LTI EQUITY AWARD VALUES

The Committee established award values of LTI grants for the NEOs based on the following criteria:

Level of responsibility	Individual performance	Current market practice	Peer group data	Consideration of the dilution to shareholders

Awards granted in previous years are not a factor in determining the current year’s LTI award, nor is potential accumulated wealth.

At the first Committee meeting of each fiscal year, after consideration of compensation peer group data on median values for long-term incentives, the Committee approves a dollar value for a base-level LTI equity award and the mix of awards to be delivered. The grant price is the closing price of Deere common stock on the NYSE on the grant date. The grant price is used to determine the number of PSUs, RSUs, and stock options to be awarded.

The Committee can increase (up to 30%) or decrease (down to $0) an individual NEO’s base-level award to distinguish such NEO’s performance, deliver a particular LTI equity value, or reflect other adjustments as the Committee deems appropriate. In fiscal 2022, these adjustments also qualitatively incorporated consideration of diversity, equity, and inclusion, which is fundamental to our long-term business strategy. For fiscal 2023, the Company has integrated a qualitative framework as part of the LTI adjustment process. This framework will involve assessing execution and progress in the following three categories: Business Execution, Innovation for Sustainability, and Leadership and Human Capital.

LTI equity awards were approved for the NEOs as follows:

	Adjusted Award Values (a)		Adjusted Award Values (a)
John C. May	$11,400,000	Mary K. W. Jones	$1,794,000
Joshua A. Jepsen	$103,500	Rajesh Kalathur	$2,152,800
Ryan D. Campbell	$3,111,600	Cory J. Reed	$2,152,800
Marc A. Howze	$2,152,800
(a)	The amounts shown include PSUs valued at the grant price on the date of grant assuming a 100% payout.

See the “Executive Compensation Tables – Fiscal 2022 Grants of Plan-Based Awards” table and footnotes for more information on LTI equity awards delivered, as well as the terms of the awards.

For fiscal 2022, the number of RSUs and PSUs granted to the NEOs represented 15% and 71%, respectively, of the total RSUs and PSUs granted to all eligible salaried employees; stock options granted to the NEOs represented 45% of the total stock options granted to eligible salaried employees.

SETTLEMENT OF PSUs INTO DEERE STOCK

For PSUs granted in fiscal 2022 (December 2021), the actual number of shares to be issued upon vesting will be based on Deere’s revenue growth for the three-year performance period ending in 2024 and measured relative to the Performance Peer Group as of the end of the performance period.

PERFORMANCE TARGETS FOR PERFORMANCE PERIOD ENDING IN 2022

Revenue Growth Payout %	100% of PSUs Awarded	Final Award

2023 PROXY STATEMENT	57

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: ADVISORY VOTE ON THE FREQUENCY OF FUTURE SAY-ON-PAY VOTES	PROPOSAL 4: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

The number of PSUs that vest and convert to shares can range from 0%-200% of the number of PSUs awarded, depending on Deere’s relative performance during the performance period, as illustrated in the following table:

Deere’s Revenue Growth Relative to	% of Target Shares
the Performance Peer Group	Earned (Payout %) *
Below 25th percentile	0%
At 25th percentile	25%
At 50th percentile	100%
At or above 75th percentile	200%

*	Interim points are interpolated

These performance targets reflect the Committee’s belief that median levels of relative performance should generally lead to median levels of compensation.

PSUs FOR PERFORMANCE PERIOD ENDED 2022

The performance period for PSUs granted in fiscal 2020 ended on October 31, 2022. The final number of shares earned was based on Deere’s annualized revenue growth relative to the Performance Peer Group over the three-year performance period. The Committee made its final payout determination in December 2022 following a review of the relative performances of Deere and the Performance Peer Group. Deere’s annualized revenue growth was comparable to the 86th percentile. This resulted in an overall payout of 200% of target. This payout compared to an overall payout of PSUs relative to target for each of the five prior three-year performance periods ending in fiscal 2017 through fiscal 2021 of 100%, 200%, 200%, 200%, and 200%, respectively.

	Threshold 0%	Target 100%	Maximum 200%	Performance Results	% of Target Shares Earned

Annualized Revenue Growth				86th percentile	200%

LTI REPORTED VERSUS REALIZABLE VALUE

The values for Stock and Option Awards included in the Fiscal 2022 Summary Compensation Table are presented in accordance with SEC requirements. Although this allows for comparison across companies, the Committee concludes the prescribed calculation does not fully represent the Committee’s annual decision and does not support a valid CEO pay-for-performance assessment. To calculate the realizable value, the stock units from the LTI equity awards granted in fiscal 2020, 2021, and 2022 are valued using the fiscal year-end stock price of $396.85. The value of PSUs also takes into consideration the current year payout and the current performance for the performance cycles in-process (2021-2023 and 2022-2024). The value of options is calculated using the Black-Scholes value as of fiscal year end. The following chart compares the LTI equity values reported in the Summary Compensation Table to Mr. May’s realizable LTI equity value for each of the grants in fiscal 2020, 2021, and 2022.

58	2023 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: ADVISORY VOTE ON THE FREQUENCY OF FUTURE SAY-ON-PAY VOTES	PROPOSAL 4: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

REPORTED VS. REALIZABLE LTI EQUITY VALUE

(Thousands)

(a)
See footnotes (2) and (3) to the Fiscal 2022 Summary Compensation Table for an explanation of these valuations.
(b)
Realizable LTI Equity is calculated as:
◾
The value of stock options that were granted in fiscal 2020, 2021, and 2022 using the Black-Scholes value as of October 30, 2022.
◾
The value of RSUs that were granted in fiscal 2020, 2021, and 2022 using the stock price as of October 30, 2022 of $396.85.
◾
The value of PSUs granted in fiscal 2020, 2021, and 2022 using the stock price as of October 30, 2022 of $396.85 and reflecting actual payout for the 2020- 2022 performance and projected payouts for the in-process performance cycles of 200% for 2021-2023 and of 200% for 2022-2024.

The Committee believes each pay element included in Direct Compensation is consistent with our pay for performance compensation philosophy. The Committee reviews Direct Compensation for the NEOs in the aggregate (excluding the CEO) as well as for each NEO individually and compares this compensation to the market position data of our compensation peer group. This market position data takes into account the level of responsibility (including the level of sales volume) for each NEO’s respective operations.

A key element of these individual performance evaluations is a careful analysis of each NEO’s collaboration and contribution to the success of a high-performing team. Thus, while the market data for each position is a factor in reviewing Direct Compensation, the Committee also considers individual fulfillment of duties, teamwork, development, time in position, experience, and internal equity among NEOs other than the CEO. The Committee recognizes individual performance through adjustments to base salary and the equity component of LTI.

Direct Compensation for the CEO is higher than for the other NEOs due to the CEO’s breadth of executive and operating responsibilities for the entire global enterprise. The Committee does not target CEO compensation as a certain multiple of the compensation of the other NEOs. The relationship between the CEO’s compensation and that of the other NEOs is influenced by our organizational structure, which does not usually include a chief operating officer. The ratio of Mr. May’s Direct Compensation to that of the other NEOs is generally comparable to that found among the companies in our compensation peer group.

Other Compensation Matters

RULES RELATED TO STOCK OWNERSHIP, HOLDING REQUIREMENTS, AND ANTI- HEDGING AND ANTI-PLEDGING POLICIES

NEOs are expected to attain the applicable target ownership of Deere stock. The CEO is expected to hold stock equivalent to 6.0 times base salary and the other NEOs are expected to hold stock equivalent to 3.5 times base salary. These ownership levels must be achieved within five years of the date the NEO is first appointed as CEO or as an executive officer. NEOs who have not achieved the requisite ownership level may not transfer any of the stock they acquire through our equity incentive plan. Only vested RSUs and any common stock held personally by a NEO are included in determining whether the applicable ownership requirement has been met. Once a NEO achieves the appropriate ownership level, the number of shares held at that time becomes that individual’s

2023 PROXY STATEMENT	59

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: ADVISORY VOTE ON THE FREQUENCY OF FUTURE SAY-ON-PAY VOTES	PROPOSAL 4: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

fixed stock ownership requirement for three years, even if base salary increases or Deere’s stock price decreases. Each NEO, except Mr. Jepsen, who became an executive officer on September 16, 2022, has achieved stockholdings in excess of the applicable multiple as of the date of this Proxy Statement.

Chairman & CEO’s Stock Ownership Requirement 6x	all other NEOs’ Stock Ownership Requirement 3.5x
annual BASE SALARY	ANNUAL BASE SALARY

Our Insider Trading Policy precludes all directors and employees, including our NEOs, and their related persons from engaging in short sales of Deere’s stock or trading in instruments designed to hedge against or offset price declines by any Deere securities. Our Insider Trading Policy also prohibits our directors and officers from holding Deere stock in margin accounts or pledging Deere stock as collateral for loans or other obligations.

LIMITATIONS ON DEDUCTIBILITY OF COMPENSATION

Prior to the Tax Cuts and Jobs Act (“Tax Reform”) being enacted on December 22, 2017, we were able to deduct most of our performance-based executive compensation under Section 162(m) of the Internal Revenue Code (IRC). While Tax Reform significantly reduced the amount of compensation we can deduct under IRC Section 162(m), our pay for performance philosophy remains central to our compensation programs.

RECOUPMENT OF PREVIOUSLY PAID INCENTIVE COMPENSATION

Deere’s Executive Incentive Compensation Recoupment Policy authorizes the Committee to determine whether to require recoupment of cash and equity incentive compensation paid to or deferred by certain executives under certain conditions. Under the policy, the Committee may require recoupment if the Committee determines an executive received incentive compensation that was artificially inflated because the executive engaged in misconduct that:

Contributed to the need for a restatement of all or a portion of Deere’s financial statements filed with the SEC; or	Contributed to an incorrect calculation of operating metrics that are used to determine incentive plan payouts.

The Committee is reviewing the final rule issued by the SEC implementing the provisions of the Dodd-Frank Wall Street Reform and Consumer Protection Act relating to recoupment of incentive-based compensation and will amend the Recoupment Policy when the NYSE adopts listing standards in accordance with the final rules.

60	2023 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: ADVISORY VOTE ON THE FREQUENCY OF FUTURE SAY-ON-PAY VOTES	PROPOSAL 4: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

Indirect Compensation Elements

Perquisites

We offer our NEOs various perquisites that the Committee believes are reasonable in order to remain competitive. These perquisites, which are described in footnote (6) to the Fiscal 2022 Summary Compensation Table, constitute a small percentage of the NEOs’ total compensation. The Committee conducts an annual review of the perquisites offered to the NEOs. In addition to the items listed in footnote (6), NEOs, as well as other selected employees, are provided indoor parking at no incremental cost to Deere.

The personal safety and security of employees is of utmost importance to Deere. The Company provides security for all employees, as appropriate based on an assessment of risk, which includes consideration of the employee’s position and work location. Personal security for the CEO, other NEOs, and other employees is aligned with the intent of the Company’s security program to help employees securely and safely conduct business. The Committee believes the costs of our security program are an appropriate and necessary business expense and does not consider such security costs to be a perquisite. Pursuant to SEC guidance, we have reported the aggregate incremental costs of the security monitoring and patrols in the “All Other Compensation” column of the Fiscal 2022 Summary Compensation Table.

The Board requires the CEO to use company-owned aircraft for all business and personal travel because the ability to travel safely and efficiently provides substantial benefits that justify the cost. The geographic location of Deere’s headquarters in the Midwest, more than 150 miles from a major metropolitan airport, makes personal and business travel challenging. Moreover, traveling by company aircraft allows the CEO to conduct business confidentially while in transit. Personal use of company aircraft by other NEOs is minimal and must be approved by the CEO.

Retirement Benefits

All NEOs are covered by the same defined benefit pension plan, which includes the same plan terms that apply to most qualifying U.S. salaried employees. We also maintain two additional defined benefit pension plans in which NEOs may participate: the Senior Supplementary Pension Benefit Plan (the “Senior Supplementary Plan”) and the John Deere Supplemental Pension Benefit Plan (the “Deere Supplemental Plan”).

The tax-qualified defined benefit pension plans have compensation limits imposed by the Internal Revenue Code. The Senior Supplementary Plan provides participants with the same benefit they would have received without those limits. This avoids the relative disadvantage that participants would experience compared to other qualified plan participants. The Deere Supplemental Plan is designed to reward career service at Deere above a specified grade level by utilizing a formula that takes into account only years of service above that grade level. We believe the defined benefit plans serve as important retention tools, provide a level of competitive income upon retirement, and reward long-term employment and service as an officer of Deere. In addition, the fact that the Senior Supplementary and Deere Supplemental Plans are unfunded (with benefit payments under these plans being made out of the general assets of Deere) and therefore at-risk if Deere were to seek bankruptcy protection, creates a strong incentive for the NEOs to minimize risks that could jeopardize Deere’s long-term financial health. For additional information, see the Fiscal 2022 Pension Benefits Table, along with the accompanying narrative and footnotes.

We also maintain a tax-qualified defined contribution plan, the John Deere Savings and Investment Plan (SIP), which is available to most of our U.S. employees, including the NEOs. We make matching contributions to participating SIP accounts on up to 6% of an employee’s pay. The actual amount of the match provided by the Company varies based on the STI results for the most recently completed fiscal year (see the “Fiscal 2022 Performance Results and Payout Amounts” in the STI section). Deere’s match for calendar year 2022, which is reported for our NEOs under the “All Other Compensation” column of the Fiscal 2022 Summary Compensation Table, was as follows:

Match on first 2% of eligible earnings: 300%

Match on next 4% of eligible earnings: 100%

2023 PROXY STATEMENT	61

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: ADVISORY VOTE ON THE FREQUENCY OF FUTURE SAY-ON-PAY VOTES	PROPOSAL 4: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

Deferred Compensation Benefits

We also maintain certain deferred compensation plans that provide the NEOs with longer-term savings opportunities on a tax- efficient basis. Similar deferred compensation benefits are commonly offered by companies with which we compete for talent. The investment options parallel the investment options offered under our 401(k) plan, with certain limited exceptions. Additionally, participants may change investment options at any time. See the “Executive Compensation Tables – Nonqualified Deferred Compensation” section for additional details.

Potential Payments upon Change in Control

Deere’s Change in Control Severance Program (the “CIC Program”) covers certain executives, including each of the NEOs, and is intended to facilitate continuity of management in the event of a change in control. The Committee believes the CIC Program:

Encourages executives to act in the best interests of shareholders when evaluating transactions that, without a change in control arrangement, could be personally detrimental	Keeps executives focused on running the business in the face of real or rumored transactions	Protects Deere’s value by retaining key talent despite potential corporate changes	Protects Deere’s value after a change in control by including restrictive covenants (such as non-compete provisions) and a general release of claims in favor of Deere	Helps Deere attract and retain executives as a competitive practice

For more information, see the “Executive Compensation Tables – Fiscal 2022 Potential Payments upon Change in Control” section and the corresponding table.

Other Potential Post-Employment Payments

Deere’s various plans and policies provide payments to NEOs upon certain types of employment terminations that are not related to a change in control. These events and amounts are explained in the “Executive Compensation Tables – Fiscal 2022 Potential Payments upon Termination of Employment Other than Following a Change in Control” section.

62	2023 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: ADVISORY VOTE ON THE FREQUENCY OF FUTURE SAY-ON-PAY VOTES	PROPOSAL 4: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

Compensation Methodology and Process

Independent Review and Approval of Executive Compensation

The Committee is responsible for reviewing and approving goals and objectives related to incentive compensation for the majority of salaried employees. In particular, the Committee evaluates the NEOs’ performance in relation to established goals and ultimately approves compensation for the NEOs (except for the CEO, which is also approved by the full Board). All substantive responsibilities related to the determination of compensation of the NEOs are undertaken exclusively by the members of the Committee, all of whom are independent under current NYSE listing standards.

The Committee periodically reviews the components of our compensation program to ensure the program is aligned with our business strategy, Deere’s performance, and the interests of our employees and shareholders. In addition, the Committee regularly reviews market practices for all significant elements of executive compensation and approves necessary adjustments to ensure Deere’s compensation remains competitive.

Generally, at the Board meeting in August, the full Board (in executive session without the CEO present) evaluates the CEO’s performance. The Committee considers the results of that evaluation when providing recommendations to the independent members of the Board for the CEO’s compensation, which they then approve. The CEO does not play a role in and is not present during discussions regarding his own compensation.

The CEO plays a significant role in setting the compensation for the other NEOs. In advance of the Committee meeting in December, the CEO evaluates each NEO’s individual performance and recommends changes to the NEOs’ base salaries and LTI awards. The CEO is not involved in setting the STI and LTIC awards because they are calculated using predetermined factors. The Committee has the discretion to accept, reject, or modify the CEO’s recommendations. No other executive officers play a substantive role in setting a NEO’s compensation.

The Role of the Compensation Consultant

The Committee has retained Pearl Meyer, LLC (Pearl Meyer) as its compensation consultant. Pearl Meyer reviews our executive compensation program design and assesses our compensation approach relative to our performance and the market. The Committee has sole responsibility for setting and modifying the fees paid to Pearl Meyer, determining the nature and scope of its services, and evaluating its performance and can terminate Pearl Meyer’s engagement or hire another compensation consultant at any time.

Pearl Meyer periodically meets independently with the Chair of the Committee and regularly participates in executive sessions with the Committee (without any executives or other Deere personnel present) to review compensation data and discuss compensation matters. While the Committee values this expert advice, ultimately the Committee’s decisions reflect many factors and considerations. Management works with Pearl Meyer at the Committee’s direction to develop materials and analysis, such as competitive market assessments and summaries of current legal and regulatory developments, which are essential to the Committee’s compensation determinations.

Pearl Meyer does not provide other significant services to Deere and has no other direct or indirect business relationships with Deere or any of its affiliates. Taking these and other factors into account, the Committee has determined that the work performed by Pearl Meyer does not raise any conflicts of interest. Additionally, based on its analysis of the factors derived from SEC and NYSE regulations and identified in the Committee’s charter as being relevant to compensation consultant independence, the Committee has concluded that Pearl Meyer is independent of Deere’s management.

2023 PROXY STATEMENT	63

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: ADVISORY VOTE ON THE FREQUENCY OF FUTURE SAY-ON-PAY VOTES	PROPOSAL 4: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

Market Analysis

COMPENSATION PEER GROUP

Executive compensation is evaluated against a peer group of leading U.S. based companies (with an emphasis on industrial manufacturing companies) that are generally characterized by large global operations, a diversified business, and/or roughly comparable annual sales and market capitalizations to Deere. On at least an annual basis, the Committee works with its independent consultant, Pearl Meyer, to review the composition of the peer group and determine whether any changes should be made. For fiscal 2022, although the peer group remained at 16 companies, two companies were removed and replaced by two different companies. Illinois Tool Works was removed due to revenue size as compared to Deere and the rest of the peer group. Whirlpool Corporation was removed due to its market capitalization as well as its nature as a consumer business with less international focus. Carrier was added due to meeting revenue criteria and being a large industrial company with a smart industrial focus in its products. Cisco was added due to meeting the revenue criteria and being a large technology company. The table below lists the companies included in the compensation peer group for the fiscal 2022 market analysis process.

Company	Revenue (M) (1)	Market Capitalization (M) (2)	Employees (1)
3M Company	$32,184	$111,642	95,000
Archer Daniels Midland	$64,355	$31,835	37,575
Boeing Company	$58,158	$148,665	141,000
Carrier Global	$17,456	$36,701	56,000
Caterpillar Inc.	$41,748	$126,440	97,300
Cisco	$48,026	$218,309	77,500
Cummins Inc.	$19,811	$37,971	57,825
Eaton Corp. plc	$17,858	$55,086	91,987
Emerson Electric Co.	$16,795	$54,135	83,500
General Dynamics Corporation	$37,925	$51,886	100,700
Honeywell International Inc.	$32,637	$150,972	103,000
Johnson Controls International plc	$22,082	$42,937	97,000
Lockheed Martin Corporation	$65,398	$102,984	114,000
PACCAR Inc.	$18,729	$32,256	26,000
Parker Hannifin	$13,505	$40,716	50,520
Raytheon Technologies Corporation	$64,087	$116,681	181,000
75th Percentile	$50,559	$119,120	101,275
Median	$32,411	$54,610	93,494
25th Percentile	$18,511	$40,030	57,369
Deere & Company	$36,995	$117,270	69,634
Deere Percentile	59th	74th	31st
(1)	Reflects data based on the last twelve months of data as of February 28, 2021 per S&P Capital IQ.
(2)	Reflects data based on the last twelve months of data as of March 31, 2021.

Compensation paid by our compensation peer group is representative of the compensation we believe is required to attract, retain, and motivate executive talent. The Committee, in consultation with Pearl Meyer, periodically reviews the compensation peer group to confirm that it remains an appropriate point of reference for NEO compensation.

64	2023 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: ADVISORY VOTE ON THE FREQUENCY OF FUTURE SAY-ON-PAY VOTES	PROPOSAL 4: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

PERFORMANCE PEER GROUP

The relative performance metrics of TSR and revenue are measured against a peer group comprised of a subset of the S&P 500 Industrials. The peer group is developed by starting with the S&P 500 Industrials and then removing companies that are not manufacturing and/or related to the agricultural or construction cycles. Industries removed include Air Freight & Logistics, Airlines, Commercial Services & Supplies, Professional Services, and Trading Companies & Distributors. Within the relevant industries, qualitative discretion was applied to determine suitability and maintain consistency. Companies with significant U.S. government revenue are excluded since stock price and revenue are significantly driven by government actions. The performance peer group for the performance period ending in fiscal 2022 included the 39 companies listed below.

Machinery	DIVERSIFIED INDUSTRIALS	Electrical & Automation	Aerospace & Defense
◾
Caterpillar Inc.
◾
Cummins Inc.
◾
Dover Corporation
◾
Flowserve Corporation
◾
Fortive Corporation
◾
Illinois Tool Works Inc.
◾
Trane Technologies plc
◾
PACCAR Inc.
◾
Parker-Hannifin Corporation
◾
Pentair plc
◾
Snap-on Incorporated
◾
Xylem Inc.
	◾ 3M Company ◾ General Electric Company ◾ Honeywell International Inc. ◾ Roper Technologies, Inc.	◾ Acuity Brands, Inc. ◾ AMETEK, Inc. ◾ Eaton Corporation plc ◾ Emerson Electric Co. ◾ Rockwell Automation Inc.	◾ Howmet Aerospace ◾ Textron Inc. ◾ The Boeing Company ◾ TransDigm Group Incorporated ◾ Raytheon Technologies Corporation

	Road & Rail	Construction & Engineering	Building products
	◾ CSX Corporation ◾ J.B. Hunt Transport Services, Inc. ◾ Kansas City Southern ◾ Norfolk Southern Corporation ◾ Ryder System, Inc. ◾ Union Pacific Corporation	◾ Fluor Corporation ◾ Jacobs Engineering Group Inc. ◾ Quanta Services, Inc.	◾ Allegion plc ◾ Fortune Brands Home & Security, Inc. ◾ Johnson Controls International plc ◾ Masco Corporation

2023 PROXY STATEMENT	65

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: ADVISORY VOTE ON THE FREQUENCY OF FUTURE SAY-ON-PAY VOTES	PROPOSAL 4: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

Risk Assessment of Compensation Policies and Practices

As shown in the diagram below, management conducted a comprehensive risk assessment of Deere’s compensation policies and practices, as we have done each year since 2010.

Convened a Risk Assessment Team comprised of management personnel representing relevant areas of oversight	Completed an inventory of Deere’s compensation programs globally for both executive and non-executive employees	Updated our existing detailed risk assessment questionnaire to take into account any relevant changes in our compensation structure or philosophy	Applied the updated questionnaire to the compensation programs that, due to their size, potential payout, or structure, could have a material adverse effect on Deere

The inquiries in the risk assessment questionnaire focus on pay-for-performance comparison against our compensation peer group, balance of compensation components, program design and pay leverage, program governance, and factors that mitigate program risks.

Based on its most recent review, the Risk Assessment Team concluded that Deere’s compensation policies and practices do not create risks that are reasonably likely to have a material adverse effect on the Company. The Committee, along with its independent compensation consultant, reviewed the risk assessment and concurred with that conclusion. The Committee believes the following key factors support the Risk Assessment Team’s conclusion:

    The performance metrics for our STI and LTIC incentive plans are based on enterprise publicly reported metrics with only minor adjustments and are subject to internal audit and outside consultant review and audit

    The metrics for our STI and LTIC compensation and the related potential payouts are capped to reduce the risk that executives might be motivated to attain excessively high “stretch” goals to maximize payouts

In addition, Deere maintains stock ownership requirements that are designed to motivate our management team to focus on Deere’s long-term sustainable growth, a Recoupment Policy designed to prevent misconduct relating to financial reporting, and anti-hedging and anti-pledging policies designed to prevent speculation in Deere securities. The Committee and management also have the ability to use negative discretion to determine appropriate payouts for formula-based awards.

66	2023 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: ADVISORY VOTE ON THE FREQUENCY OF FUTURE SAY-ON-PAY VOTES	PROPOSAL 4: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

The reports of the Compensation Committee and the Audit Review Committee that follow do not constitute soliciting material and will not be deemed filed or incorporated by reference by any general statement incorporating by reference this Proxy Statement or future filings into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that Deere specifically incorporates the information by reference, and will not otherwise be deemed filed under these statutes.

Compensation Committee Report

The Compensation Committee of the Board of Directors has reviewed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K and discussed it with Deere’s management. Based on the Compensation Committee’s review and discussions with management, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in Deere’s Proxy Statement.

compensation Committee

Dmitri L. Stockton Chair	Leanne G. Caret	Tamra A. Erwin

Charles O. Holliday, Jr.	Michael O. Johanns

2023 PROXY STATEMENT	67

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: ADVISORY VOTE ON THE FREQUENCY OF FUTURE SAY-ON-PAY VOTES	PROPOSAL 4: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

Executive compensation tables

In this section, we provide tabular and narrative information regarding the compensation of our NEOs for fiscal 2022. Fiscal 2022 is the first year Joshua A. Jepsen met the criteria for inclusion. Therefore, data for only fiscal year 2022 is included for Mr. Jepsen. Marc A. Howze was included for the first time in fiscal 2021. Therefore, data is only reported for fiscal years 2021 and 2022.

Fiscal 2022 Summary Compensation Table

						Change in
						Pension
						Value and
						Nonqualified
					Non-Equity	Deferred
	Fiscal		Stock	Option	Incentive Plan	Compensation	All Other
Name and Position	Year	Salary (1)	Awards (2)	Awards (3)	Compensation (4)	Earnings (5)	Compensation (6)	Total
John C. May	2022	$1,495,834	$7,244,251	$3,989,987	$6,850,531	$-	$719,548	$20,300,151
Chairman and	2021	$1,429,174	$5,991,488	$3,298,699	$8,055,803	$741,736	$395,926	$19,912,826
Chief Executive Officer	2020	$1,199,245	$6,878,173	$2,624,979	$3,741,252	$834,610	$310,125	$15,588,384
Joshua A. Jepsen	2022	$376,420	$352,856	$-	$730,255	$-	$56,216	$1,515,747
Senior Vice President and
Chief Financial Officer
Ryan D. Campbell	2022	$890,703	$1,976,834	$1,089,021	$2,800,637	$-	$239,977	$6,997,172
President, Worldwide Construction	2021	$837,469	$1,482,168	$816,236	$3,178,588	$288,384	$146,883	$6,749,728
& Forestry and Power Systems	2020	$671,859	$1,727,552	$659,263	$2,179,082	$293,654	$85,601	$5,617,011
Marc A. Howze	2022	$824,793	$1,367,541	$753,423	$2,593,396	$-	$236,010	$5,775,163
Senior Advisor,	2021	$799,530	$1,482,168	$816,236	$3,112,127	$420,001	$162,946	$6,793,008
Office of the Chairman
Mary K. W. Jones	2022	$834,788	$1,139,903	$627,853	$2,624,824	$-	$227,404	$5,454,772
Senior Vice President, General	2021	$810,464	$1,197,049	$659,263	$3,131,281	$334,474	$154,827	$6,287,358
Counsel and Worldwide Public Affairs	2020	$782,796	$1,809,670	$690,680	$2,313,571	$686,380	$113,996	$6,397,093
Rajesh Kalathur	2022	$861,045	$1,367,541	$753,423	$2,707,385	$-	$231,500	$5,920,894
President, John Deere Financial and	2021	$818,855	$1,197,049	$659,263	$3,145,980	$330,179	$156,649	$6,307,975
Chief Information Officer	2020	$790,894	$1,891,788	$722,062	$2,323,388	$658,772	$125,737	$6,512,641
Cory J. Reed	2022	$832,406	$1,367,541	$753,423	$2,617,335	$-	$227,749	$5,798,454
President, Worldwide Agriculture & Turf Division,	2021	$806,905	$1,311,195	$722,065	$3,125,046	$318,543	$152,846	$6,436,600
Production & Precision Agriculture, Americas and Australia	2020	$765,695	$1,809,670	$690,680	$2,292,839	$521,036	$112,749	$6,192,669
(1)	Includes amounts deferred by the NEO under the John Deere Voluntary Deferred Compensation Plan. Salary amounts deferred in fiscal 2022 are included in the first column of the Fiscal 2022 Nonqualified Deferred Compensation Table.
(2)	Represents the aggregate grant date fair value of PSUs and RSUs computed in accordance with FASB ASC Topic 718. The values in this column exclude the effect of estimated forfeitures. Assumptions made in the calculation of these amounts are included in Note 22, “Stock Option and Restricted Stock Unit Awards,” of our consolidated financial statements filed with the SEC on Form 10-K for the fiscal year ended October 30, 2022 (“2020 Form 10-K”). For PSUs, the value at the grant date is based upon a target payout of the performance metric over the three-year performance period. If the highest level of payout were achieved, the value of the PSU awards as of the grant date would be as follows: $8,788,728 (May); N/A (Jepsen); $2,398,372 (Campbell); $1,659,239 (Howze); $1,382,809 (Jones); $1,659,239 (Kalathur); and $1,659,239 (Reed). RSUs will vest three years after the grant date, at which time they may be settled in Deere common stock. Refer to the Fiscal 2022 Grants of Plan-Based Awards table and footnote (7) thereto for a detailed description of the grant date fair value of stock awards.
(3)	Represents the aggregate grant date fair value of stock options computed in accordance with FASB ASC Topic 718. The values in this column exclude the effect of estimated forfeitures. The assumptions made in valuing option awards reported in this column and a more detailed discussion of the binomial lattice option pricing model appear in Note 22, “Stock Option and Restricted Stock Unit Awards,” of our consolidated financial statements filed with the SEC in the 2022 Form 10-K. Refer to the Fiscal 2022 Grants of Plan-Based Awards table and footnote (7) for a detailed description of the grant date fair value of option awards.
(4)	Non-equity incentive plan compensation includes cash awards under the STI and LTIC plans. Cash awards earned under the STI and LTIC plans for the performance period ended in fiscal 2022 were paid to the NEOs on December 15, 2022, unless deferred under the Voluntary Deferred Compensation Plan. Deferred STI and LTIC amounts are included in the first column of the Fiscal 2022 Nonqualified Deferred Compensation Table.

68	2023 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: ADVISORY VOTE ON THE FREQUENCY OF FUTURE SAY-ON-PAY VOTES	PROPOSAL 4: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

The following table shows the awards earned under the STI and LTIC plans during fiscal 2022:

	STI (a)			LTIC (b)
				Target Award	Actual		Total Non-Equity
	Target Award	Actual Performance		as % of	Performance		Incentive Plan
Name	as % of Salary	as % of Target	Award Amount	Median Salary	as % of Target	Award Amount	Compensation
John C. May	180%	104.4%	$2,811,779	135%	200.0%	$4,038,752	$6,850,531
Joshua A. Jepsen	36%/64%/100%	104.4%	$261,424	17%/63%/105%	200.0%	$468,831	$730,255
Ryan D. Campbell	100%	104.4%	$930,161	105%	200.0%	$1,870,476	$2,800,637
Marc A. Howze	100%	104.4%	$861,331	105%	200.0%	$1,732,065	$2,593,396
Mary K. W. Jones	100%	104.4%	$871,769	105%	200.0%	$1,753,055	$2,624,824
Rajesh Kalathur	100%	104.4%	$899,190	105%	200.0%	$1,808,195	$2,707,385
Cory J. Reed	100%	104.4%	$869,282	105%	200.0%	$1,748,053	$2,617,335
(a)	Based on actual performance, as discussed in the CD&A under “Fiscal 2022 Performance Results and Payout Amounts” in the STI section, the NEOs earned an STI award equal to 104% of the target opportunity.
(b)	Based on actual performance, as discussed in the CD&A under “Fiscal 2022 Performance Results for LTIC,” the NEOs earned an LTIC award equal to 200% of the target opportunity.
(5)	The total amount reported represents the change in the actuarial present value of each NEO’s accumulated benefit under all defined benefit plans year over year. The pension value calculations include the same assumptions as used in the pension plan valuations for financial reporting purposes. No change has been reported for fiscal 2022 in the Fiscal 2022 Summary Compensation Table due to the pension valuation being lower than fiscal 2021. The changes in pension values are as follows: $(966,554) (May); $(168,866) (Jepsen); $(342,437) (Campbell); $(482,844) (Howze); $(1,091,500) (Jones); $(1,018,452) (Kalathur); and $(761,201) (Reed). For more information on the assumptions, see footnote (4) under the Fiscal 2022 Pension Benefits Table. No NEO earned above market interest on deferred compensation during fiscal 2022.
(6)	The following table provides details about each component of the “All Other Compensation” column in the Fiscal 2022 Summary Compensation Table:

	Personal Use of			Company Contributions to	Total All Other
Name	Company Aircraft (a)	Financial Planning (b)	Misc Perquisites (c)	Defined Contribution Plans (d)	Compensation
John C. May	$163,693	$—	$5,691	$550,164	$719,548
Joshua A. Jepsen	$—	$—	$564	$55,652	$56,216
Ryan D. Campbell	$—	$—	$4,199	$235,778	$239,977
Marc A. Howze	$—	$10,000	$3,469	$222,541	$236,010
Mary K. W. Jones	$—	$—	$1,948	$225,456	$227,404
Rajesh Kalathur	$—	$—	$1,948	$229,552	$231,500
Cory J. Reed	$—	$—	$3,155	$224,594	$227,749

(a)	Per IRS regulations, the NEOs recognize imputed income on the personal use of Deere’s aircraft. For SEC disclosure purposes, the cost of personal use of Deere’s aircraft is calculated based on the incremental cost to Deere. To determine the incremental cost, we calculate the variable costs for fuel on a per-mile basis, plus any direct trip expenses such as on-board catering, landing/ramp fees, and crew expenses. Fixed costs that do not change based on usage, such as pilot salaries, depreciation of aircraft, and maintenance costs, are excluded. Mr. May’s personal usage of company aircraft in fiscal 2022 amounted to approximately 50 hours of travel, which represents less than 1% of the total hours flown by company aircraft.
(b)	This column contains amounts Deere paid for financial planning assistance to the NEOs. Each year, the CEO may receive up to $15,000 of assistance and the other NEOs may receive up to $10,000.
(c)	Miscellaneous perquisites include spousal attendance at company events, excess liability premiums, incremental costs of security monitoring and patrols, and travel costs associated with annual physicals. NEOs are provided healthcare plans consistent with salary employees.
(d)	Deere makes contributions to the John Deere Savings and Investment Plan for all eligible employees. Deere also credits contributions to the John Deere Defined Contribution Restoration Plan for employees whose earnings exceed relevant IRS limits.

2023 PROXY STATEMENT	69

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: ADVISORY VOTE ON THE FREQUENCY OF FUTURE SAY-ON-PAY VOTES	PROPOSAL 4: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

FISCAL 2022 GRANTS OF PLAN-BASED AWARDS

The following table provides additional information regarding fiscal 2022 grants of RSU, PSU, and stock option awards under the John Deere 2020 Equity & Incentive Plan and the potential range of awards that were approved in fiscal 2022 under the STI and LTIC plans for payout in future years. These awards are further described in the CD&A under “Direct Compensation Elements.”

	Estimated Future Payouts Under				Estimated Future Payouts Under			All Other	All Other
	Non-Equity Incentive Plan Awards (2)				Equity Incentive Plan Awards (3)			Stock	Option	Exercise
								Awards:	Awards:	or Base
								Number of	Number of	Price of	Grant Date Fair
								Shares of	Securities	Option	Value of Stock
								Stock or	Underlying	Awards	and Option
Name	Grant Date (1)	Threshold	Target	Maximum	Threshold	Target	Maximum	Units (4)	Options (5)	($/Sh) (6)	Awards (7)
John C. May	12/7/21-STI	$—	$2,692,501	$5,385,002	—	—	—	—	—	$—	$—
	12/7/21-LTIC	$1,100	$2,019,376	$4,038,752	—	—	—	—	—	$—	$—
	12/15/21	$—	$—	$—	—	—	—	8,286	—	$—	$2,849,887
	12/15/21	$—	$—	$—	3,314	13,258	26,516	—	—	$—	$4,394,364
	12/15/21	$—	$—	$—	—	—	—	—	44,739	$343.94	$3,989,987
		$1,100	$4,711,877	$9,423,754	3,314	13,258	26,516	8,286	44,739	$—	$11,234,238
Joshua A. Jepsen	12/7/21-STI	$—	$250,335	$500,670	—	—	—	—	—	$—	$—
	12/7/21-LTIC	$400	$234,416	$468,832	—	—	—	—	—	$—	$—
	12/15/21	$—	$—	$—	—	—	—	300	—	$—	$103,182
		$400	$484,751	$969,502	—	—	—	300	—	$—	$103,182
Ryan D. Campbell	12/7/21-STI	$—	$890,703	$1,781,406	—	—	—	—	—	$—	$—
	12/7/21-LTIC	$400	$935,238	$1,870,476	—	—	—	—	—	$—	$—
	12/15/21	$—	$—	$—	—	—	—	2,261	—	$—	$777,648
	12/15/21	$—	$—	$—	904	3,618	7,236	—	—	$—	$1,199,186
	12/15/21	$—	$—	$—	—	—	—	—	12,211	$343.94	$1,089,021
		$400	$1,825,941	$3,651,882	904	3,618	7,236	2,261	12,211	$—	$3,065,855
Marc A. Howze	12/7/21-STI	$—	$824,793	$1,649,586	—	—	—	—	—	$—	$—
	12/7/21-LTIC	$400	$866,033	$1,732,066	—	—	—	—	—	$—	$—
	12/15/21	$—	$—	$—	—	—	—	1,564	—	$—	$537,922
	12/15/21	$—	$—	$—	625	2,503	5,006	—	—	$—	$829,619
	12/15/21	$—	$—	$—	—	—	—	—	8,448	$343.94	$753,423
		$400	$1,690,826	$3,381,652	625	2,503	5,006	1,564	8,448	$—	$2,120,964
Mary K. W. Jones	12/7/21-STI	$—	$834,788	$1,669,576	—	—	—	—	—	$—	$—
	12/7/21-LTIC	$400	$876,528	$1,753,056	—	—	—	—	—	$—	$—
	12/15/21	$—	$—	$—	—	—	—	1,304	—	$—	$448,498
	12/15/21	$—	$—	$—	521	2,086	4,172	—	—	$—	$691,405
	12/15/21	$—	$—	$—	—	—	—	—	7,040	$343.94	$627,853
		$400	$1,711,316	$3,422,632	521	2,086	4,172	1,304	7,040	$—	$1,767,756
Rajesh Kalathur	12/7/21-STI	$—	$861,045	$1,722,090	—	—	—	—	—	$—	$—
	12/7/21-LTIC	$400	$904,098	$1,808,196	—	—	—	—	—	$—	$—
	12/15/21	$—	$—	$—	—	—	—	1,564	—	$—	$537,922
	12/15/21	$—	$—	$—	625	2,503	5,006	—	—	$—	$829,619
	12/15/21	$—	$—	$—	—	—	—	—	8,448	$343.94	$753,423
		$400	$1,765,143	$3,530,286	625	2,503	5,006	1,564	8,448	$—	$2,120,964
Cory J. Reed	12/7/21-STI	$—	$832,406	$1,664,812	—	—	—	—	—	$—	$—
	12/7/21-LTIC	$400	$874,026	$1,748,052	—	—	—	—	—	$—	$—
	12/15/21	$—	$—	$—	—	—	—	1,564	—	$—	$537,922
	12/15/21	$—	$—	$—	625	2,503	5,006	—	—	$—	$829,619
	12/15/21	$—	$—	$—	—	—	—	—	8,448	$343.94	$753,423
		$400	$1,706,432	$3,412,864	625	2,503	5,006	1,564	8,448	$—	$2,120,964
(1)	For the non-equity incentive plan awards, the grant date is the date the Committee approved the range of estimated potential future payouts for the performance periods noted under footnote (2) below. For equity awards, the grant date is seven calendar days after the first regularly scheduled Board meeting of the fiscal year.
(2)	These columns show the range of potential payouts under the STI and LTIC plans. The performance period for STI in this table covers fiscal 2022. For actual performance between threshold, target, and maximum, the earned STI award will be prorated.

The range of the LTIC award covers the three-year performance period beginning in fiscal 2022 and ending in fiscal 2024. Awards will not be paid unless Deere generates at least $5 million of SVA for the performance period. The target LTIC award will be earned if $5,770 million or more of SVA is accumulated and the maximum LTIC award will be earned if $11,540 million or more of SVA is

70	2023 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: ADVISORY VOTE ON THE FREQUENCY OF FUTURE SAY-ON-PAY VOTES	PROPOSAL 4: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

accumulated during the performance period. The LTIC award will be adjusted based on Deere’s TSR for the performance period relative to the Performance Peer Group: (i) a reduction up to 25% will be applied if the ranking is below the 50th percentile or (ii) an increase up to 25% will be applied if the ranking is above the 50th percentile. The actual LTIC award payout will depend on Deere’s actual SVA performance, Deere’s relative TSR performance, and the eligible earnings of the NEOs for fiscal 2024.

(3)	Represents the potential payout range of PSUs granted in December 2021. The number of shares that vest is based solely on revenue growth performance relative to the Performance Peer Group. At the end of the three-year performance period, the actual award, delivered as Deere common stock, can range from 0% to 200% of the original grant.
(4)	Represents the number of RSUs granted in December 2021. RSUs will vest three years after the grant date, at which time they will be settled in Deere common stock. Prior to settlement, RSUs earn dividend equivalents in cash at the same time as dividends are paid on Deere’s common stock.
(5)	Represents the number of options granted in December 2021. These options vest in three approximately equal annual installments on the first, second, and third anniversaries of the grant date.
(6)	The exercise price is the closing price of Deere common stock on the NYSE on the grant date.
(7)	Amounts shown represent the grant date fair value of equity awards granted to the NEOs in fiscal 2022 calculated in accordance with FASB ASC Topic 718. The values in this column exclude the effect of estimated forfeitures. For RSUs, fair value is the market value of the underlying stock on the grant date (which is the same as the exercise price in footnote (6) for stock options). For options, the fair value on the grant date was $89.18, which was calculated using the binomial lattice option pricing model. The grant date fair value of the PSUs assuming a target payout of the revenue growth metric was $343.94 based on the market price of a share of underlying common stock, excluding dividends.

For additional information on the valuation assumptions, refer to Note 22, “Stock Option and Restricted Stock Unit Awards,” of Deere’s consolidated financial statements filed with the SEC in the 2022 Form 10-K.

OUTSTANDING EQUITY AWARDS AT FISCAL 2022 YEAR-END

The following table itemizes outstanding options, RSUs, and PSUs held by the NEOs:

	Option Awards					Stock Awards
						Number	Market	Equity Incentive	Equity Incentive
		Number of	Number of			of Shares	Value of	Plan Awards:	Plan Awards:
		Securities	Securities			or Units	Shares or	Number of	Market or Payout
		Underlying	Underlying			of Stock	Units of	Unearned Shares,	Value of Unearned
		Unexercised	Unexercised	Option	Option	That	Stock That	Units, or Other	Shares, Units, or
		Options	Options	Exercise	Expiration	Have Not	Have Not	Rights That Have	Other Rights That
Name	Grant Date	Exercisable (1)	Unexercisable (1)	Price	Date (2)	Vested (3)	Vested (4)	Not Vested (5)	Have Not Vested (6)
John C. May	12/12/18	4,605	—	$148.14	12/12/28	—	$—	—	$—
	12/11/19	24,181	24,181	$169.70	12/11/29	11,048	$4,384,399	35,356	$14,031,029
	12/9/20	17,526	35,052	$254.83	12/9/30	9,246	$3,669,275	29,588	$11,741,998
	12/15/21	—	44,739	$343.94	12/15/31	8,286	$3,288,299	26,516	$10,522,875
		46,312	103,972			28,580	$11,341,973	91,460	$36,295,902
Joshua A. Jepsen	12/11/19	—	—	$169.70	12/11/29	583	$231,364	—	$—
	12/9/20	—	—	$254.83	12/9/30	406	$161,121	—	$—
	12/15/21	—	—	$343.94	12/15/31	300	$119,055	—	$—
	6/1/22	—	—	$352.15	n/a	709	$281,367	—	$—
		—	—			1,998	$792,907	—	$—

2023 PROXY STATEMENT	71

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: ADVISORY VOTE ON THE FREQUENCY OF FUTURE SAY-ON-PAY VOTES	PROPOSAL 4: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

	Option Awards					Stock Awards
						Number	Market	Equity Incentive	Equity Incentive
		Number of	Number of			of Shares	Value of	Plan Awards:	Plan Awards:
		Securities	Securities			or Units	Shares or	Number of	Market or Payout
		Underlying	Underlying			of Stock	Units of	Unearned Shares,	Value of Unearned
		Unexercised	Unexercised	Option	Option	That	Stock That	Units, or Other	Shares, Units, or
		Options	Options	Exercise	Expiration	Have Not	Have Not	Rights That Have	Other Rights That
Name	Grant Date	Exercisable (1)	Unexercisable (1)	Price	Date (2)	Vested (3)	Vested (4)	Not Vested (5)	Have Not Vested (6)
Ryan D. Campbell	12/12/18	1,019	—	$148.14	12/12/28	—	$—	—	$—
	12/11/19	6,073	6,073	$169.70	12/11/29	2,775	$1,101,259	8,880	$3,524,028
	12/9/20	4,337	8,673	$254.83	12/9/30	2,287	$907,596	7,320	$2,904,942
	12/15/21	—	12,211	$343.94	12/15/31	2,261	$897,278	7,236	$2,871,607
		11,429	26,957			7,323	$2,906,133	23,436	$9,300,577
Marc A. Howze	12/13/17	4,020	—	$151.95	12/13/27	—	$—	—	$—
	12/12/18	6,890	—	$148.14	12/12/28	—	$—	—	$—
	12/11/19	6,897	4,535	$169.70	12/11/29	2,798	$1,110,386	9,302	$3,691,499
	12/9/20	2,725	7,370	$254.83	12/9/30	2,287	$907,596	7,320	$2,904,942
	12/15/21	—	8,448	$343.94	12/15/31	1,564	$620,673	5,006	$1,986,631
		20,532	20,353			6,649	$2,638,655	21,628	$8,583,072
Mary K. W. Jones	12/12/18	4,221	—	$148.14	12/12/28	—	$—	—	$—
	12/11/19	6,362	6,363	$169.70	12/11/29	2,907	$1,153,643	9,302	$3,691,499
	12/9/20	3,503	7,005	$254.83	12/9/30	1,847	$732,982	5,912	$2,346,177
	12/15/21	—	7,040	$343.94	12/15/31	1,304	$517,492	4,172	$1,655,658
		14,086	20,408			6,058	$2,404,117	19,386	$7,693,334
Rajesh Kalathur	12/14/16	24,580	—	$100.55	12/14/26	—	$—	—	$—
	12/13/17	15,379	—	$151.95	12/13/27	—	$—	—	$—
	12/12/18	13,370	—	$148.14	12/12/28	—	$—	—	$—
	12/11/19	13,504	6,652	$169.70	12/11/29	3,039	$1,206,027	9,724	$3,858,969
	12/9/20	3,503	7,005	$254.83	12/9/30	1,847	$732,982	5,912	$2,346,177
	12/15/21	—	8,448	$343.94	12/15/31	1,564	$620,673	5,006	$1,986,631
		70,336	22,105			6,450	$2,559,682	20,642	$8,191,777
Cory J. Reed	12/13/17	7,983	—	$151.95	12/13/27	—	$—	—	$—
	12/12/18	13,370	—	$148.14	12/12/28	—	$—	—	$—
	12/11/19	12,917	6,363	$169.70	12/11/29	2,907	$1,153,643	9,302	$3,691,499
	12/9/20	3,837	7,672	$254.83	12/9/30	2,023	$802,828	6,476	$2,570,001
	12/15/21	—	8,448	$343.94	12/15/31	1,564	$620,673	5,006	$1,986,631
		38,107	22,483			6,494	$2,577,144	20,784	$8,248,131

(1)	Options become vested and exercisable in three approximately equal annual installments on the first, second, and third anniversaries of the grant date.
(2)	Options expire 10 years from the grant date.
(3)	RSUs vest three years after the grant date, at which time they are settled in Deere common stock.
(4)	The amount shown represents the number of RSUs that have not vested multiplied by the closing price for Deere common stock on the NYSE as of October 30, 2022, which was $396.85.
(5)	For PSUs granted in fiscal 2020, the three-year performance period ended on October 31, 2022. The final payout determination was made by the Committee in December 2022 and was settled in Deere common stock on December 11, 2022 (the third anniversary of the grant date). As discussed in the CD&A under “PSUs for Performance Period Ended 2022,” the final payout under the award was based on revenue growth relative to the Performance Peer Group and was equal to 200% of the target opportunity. For the PSUs granted in fiscal years 2021 and 2022, the amount shown represents estimated achievement of the PSUs granted relative to the Performance Peer Group, assuming truncated performance measurement periods. The final number of shares earned, if any, for the 2021 and 2022 PSUs granted will be based upon performance as determined by revenue growth relative to the peer group at the end of the applicable performance period.

PSU Grant Date	December 9, 2020	December 15, 2021
Truncated performance period	11/1/2020-10/31/2022	11/1/2021-10/31/2022
Actual performance period ending date	10/31/2023	10/31/2024
Payout of shares (as a % of target) based on revenue growth	200%	200%
(6)	The amount shown represents the number of PSUs described in footnote (6) to this table multiplied by the closing price for Deere common stock on the NYSE as of October 30, 2022, which was $396.85.

72	2023 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: ADVISORY VOTE ON THE FREQUENCY OF FUTURE SAY-ON-PAY VOTES	PROPOSAL 4: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

FISCAL 2022 OPTION EXERCISES AND STOCK VESTED

The following table provides information regarding option exercises and vesting of RSUs and PSUs during fiscal 2022. These options and stock awards were granted in prior fiscal years and are not related to performance solely in fiscal 2022:

	Option Awards		Stock Awards
	Number of Shares	Value Realized	Number of Shares	Value Realized
Name	Acquired on Exercise (1)	on Exercise (2)	Acquired on Vesting (3)	on Vesting (4)
John C. May	—	$—	13,267	$4,754,362
Joshua A. Jepsen	—	$—	475	$170,221
Ryan D. Campbell	—	$—	2,932	$1,050,712
Marc A. Howze	4,019	$889,291	12,603	$4,516,411
Mary K. W. Jones	—	$—	16,219	$5,812,241
Rajesh Kalathur	32,391	$10,389,737	12,715	$4,556,547
Cory J. Reed	6,697	$1,668,694	12,715	$4,556,547
(1)	Represents the total number of shares that were exercised before any withholding of shares to pay the exercise price and taxes.
(2)	Value realized on exercise is based on the market price upon exercise minus the exercise price (the grant price).
(3)	Represents the number of RSUs and PSUs that vested during fiscal 2022. For all NEOs except Ms. Jones, RSUs included represent awards granted in fiscal 2019. The 6,953 RSUs reported for Ms. Jones in the table below includes 2,895 RSUs from the fiscal 2019 grant with the balance reflecting deferred awards from fiscal 2014.

The three-year performance period for PSUs granted in fiscal 2019 ended on October 31, 2021, and vested on December 12, 2021. The final payout determination, made by the Committee in December 2021, reflects revenue growth comparable to the 84th percentile of the Performance Peer Group. Accordingly, the resulting payout of PSUs was equal to 200% of the target award.

The following table shows the number of RSUs and PSUs that vested during fiscal 2022:

Name	RSUs	PSUs
John C. May	3,159	10,108
Joshua A. Jepsen	475	—
Ryan D. Campbell	698	2,234
Marc A. Howze	2,915	9,688
Mary K. W. Jones	6,953	9,266
Rajesh Kalathur	3,027	9,688
Cory J. Reed	3,027	9,688
(4)	Represents the number of RSUs and PSUs vested multiplied by the closing price of Deere common stock on the NYSE as of the vesting date.

Pension Benefits

The NEOs are eligible to participate in pension plans that provide benefits based on years of service and pay. Pension benefits are provided under a qualified defined benefit pension plan called the John Deere Pension Plan for Salaried Employees (the “Salaried Plan”) and two nonqualified pension plans called the Senior Supplementary Pension Benefit Plan (the “Senior Supplementary Plan”) and the John Deere Supplemental Pension Benefit Plan (the “Deere Supplemental Plan”).

SALARIED PLAN

The Salaried Plan is a qualified plan subject to certain IRS limitations on benefits and is subject to the Employee Retirement Income Security Act of 1974. Deere makes contributions to and benefits are paid from a tax-exempt pension trust.

“Career Average Pay” is used in computing retirement benefits. Career Average Pay is calculated using salary plus STI (up to IRS limits). Deere makes additional contributions to the 401(k) retirement savings accounts of salaried employees participating in this option.

The formula for calculating benefits is:

Career Average Pay	Years of Service	1.5%

2023 PROXY STATEMENT	73

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: ADVISORY VOTE ON THE FREQUENCY OF FUTURE SAY-ON-PAY VOTES	PROPOSAL 4: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

Early retirement eligibility is the earlier of:

Age 55 with 10 or more years of service; or	Age 65 with five or more years of service

Pension payments are reduced by 4% for each year the employee is under the unreduced benefits age upon retirement. Mr. Howze is the only NEO currently eligible to retire early with reduced benefits.

Eligibility to retire with unreduced benefits occurs at age 67.

SENIOR SUPPLEMENTARY PLAN

The Senior Supplementary Plan is an unfunded, nonqualified excess defined benefit plan that provides additional pension benefits in an amount comparable to those the participant would have received under the Salaried Plan in the absence of IRS limitations. Benefit payments for the Senior Supplementary Plan are made from the assets of Deere and are at-risk in the event Deere seeks bankruptcy protection.

The Senior Supplementary Plan uses the same formula as the Salaried Plan to calculate the benefit payable, except that eligible earnings include only amounts above qualified plan IRS limits.

DEERE SUPPLEMENTAL PLAN

The Deere Supplemental Plan is an unfunded, nonqualified supplemental retirement plan for certain employees, including all the NEOs. Benefit payments for the Deere Supplemental Plan are made from the assets of Deere and are at-risk in the event Deere seeks bankruptcy protection. The Deere Supplemental Plan was closed to new participants effective November 1, 2014, although benefits will continue to accrue for employees who were already participating in the plan as of that date.

The formula for calculating benefits is:

Career Average Pay	Years of Service (at grade 13 and above since January 1,1997)	0.5%

74	2023 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: ADVISORY VOTE ON THE FREQUENCY OF FUTURE SAY-ON-PAY VOTES	PROPOSAL 4: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

FISCAL 2022 PENSION BENEFITS TABLE

		Assumed	Number of Years	Present Value of
Name	Plan Name (1)	Retirement Age (2)	of Credited Service (3)	Accumulated Benefit (4)
John C. May	Salaried Plan	65	25.6	$504,467
	Supplementary Plan	65	25.6	$1,985,831
	Supplemental Plan	65	21.8	$742,770
	TOTAL			$3,233,068
Joshua A. Jepsen	Salaried Plan	65	23.4	$192,647
	Supplementary Plan	65	23.4	$24,380
	Supplemental Plan	65	—	$—
	TOTAL			$217,027
Ryan D. Campbell	Salaried Plan	65	15.0	$246,819
	Supplementary Plan	65	15.0	$429,281
	Supplemental Plan	65	10.8	$176,933
	TOTAL			$853,033
Marc A. Howze	Salaried Plan	65	21.5	$592,052
	Supplementary Plan	65	21.5	$1,312,155
	Supplemental Plan	65	16.8	$523,131
	TOTAL			$2,427,338
Mary K. W. Jones	Salaried Plan	65	25.3	$493,555
	Supplementary Plan	65	25.3	$1,459,934
	Supplemental Plan	65	18.9	$508,090
	TOTAL			$2,461,579
Rajesh Kalathur	Salaried Plan	65	25.4	$498,603
	Supplementary Plan	65	25.4	$1,388,896
	Supplemental Plan	65	16.8	$440,297
	TOTAL			$2,327,796
Cory J. Reed	Salaried Plan	65	24.4	$417,552
	Supplementary Plan	65	24.4	$872,759
	Supplemental Plan	65	17.5	$330,238
	TOTAL			$1,620,549
(1)	Benefits are provided under the Salaried Plan, the Senior Supplementary Plan, and the Deere Supplemental Plan.
(2)	The assumed retirement age is the earliest age at which the NEO could retire without any benefit reduction due to age, or, if earlier, normal retirement age.
(3)	Years and months of service credit under each plan as of October 30, 2022. The years of credited service are equal to years of eligible service with Deere for the Salaried and Senior Supplementary Plan. Service credit under the Deere Supplemental Plan has been based on service at grade 13 or above since January 1, 1997.
(4)	The actuarial present value of the accumulated benefit is shown as of October 30, 2022 and is provided as a straight-life annuity for the qualified pension plan and a lump sum for nonqualified pension plan benefits. Pension benefits are not reduced for any social security benefits or other offset amounts an NEO may receive.

The actuarial present value is calculated by estimating expected future payments starting at an assumed retirement age, weighting the estimated payments by the estimated probability of surviving to each post-retirement age, and discounting the weighted payments at an assumed discount rate to reflect the time value of money. The actuarial present value represents an estimate of the amount that, if invested today at the discount rate, would be sufficient on an average basis to provide estimated future payments based on the current accumulated benefit. Actual benefit present values will vary from these estimates depending on many factors, including actual retirement age.

The following assumptions were used to calculate the present value of the accumulated benefit:

◾	Each of the NEOs continues as an executive until the earliest age at which the NEO could retire without any benefit reduction due to age or normal retirement age, whichever is earlier, as defined in the Salaried Plan.
◾	Other assumptions relate to those used for financial accounting:
◾	Present value amounts were determined based on financial accounting discount rates equal to 5.67% for the Salaried Plan, 5.46% for the Senior Supplementary Plan, and 5.31% for the Deere Supplemental Plan.
◾	Benefits subject to a lump sum distribution were determined using an interest rate of 4.22%.

2023 PROXY STATEMENT	75

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: ADVISORY VOTE ON THE FREQUENCY OF FUTURE SAY-ON-PAY VOTES	PROPOSAL 4: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

◾	The mortality table used for the Salaried Plan was the PRI2012WC table (with mortality projection scale MP 2021, as published by the Society of Actuaries), and the mortality table used for the Supplementary and Deere Supplemental Plans was the 2023 417 (e) table, as published by the IRS.
◾	Pensionable earnings are calculated for the most recently completed fiscal year using base pay as an estimate (assuming one base pay increase of 3.5% – 4.5%, depending on age), with no future increase, and the STI bonus at target. Pensionable earnings for prior years are calculated based on actual base pay and actual STI earned for prior years.

Nonqualified Deferred Compensation

The Fiscal 2022 Nonqualified Deferred Compensation Table below shows information about three programs:

the John Deere Voluntary Deferred Compensation Plan (“Deferred Plan”), a nonqualified deferred compensation plan;	the John Deere Defined Contribution Restoration Plan (DCRP), a nonqualified savings plan; and	deferred RSUs.

DEFERRED PLAN

Under the Deferred Plan, up to 70% of base salary can be deferred while STI and LTIC awards can be deferred up to 95%.

NEOs must elect to defer salary before the beginning of the calendar year in which deferral occurs. An election to defer STI must be made before the beginning of the fiscal year upon which the award is based. An election to defer LTIC must be made before the close of the fiscal year preceding the calendar year of payment. Participants may elect to receive the deferred funds in a lump sum or in equal annual installments, but distribution must be completed within 10 years following retirement. All deferral elections and associated distribution schedules are irrevocable. This plan is unfunded and participant accounts are at-risk in the event Deere seeks bankruptcy protection.

The investment options under the Deferred Plan parallel the investment options offered under our 401(k) plan (with certain limited exceptions). Deferred Plan participants cannot earn above-market interest on new deferrals.

DCRP

The DCRP is designed to allow executives to defer employee contributions and receive employer matching contributions on up to 6% of eligible earnings that are otherwise limited by tax regulations. For DCRP purposes, eligible earnings include base salary, STI, and commission compensation (none of the NEOs receives commission compensation). The DCRP deferral percentage selected by the employee by October 31 each year is used during the following calendar year to calculate the DCRP employee contribution. This plan is unfunded and participant accounts are at-risk in the event Deere seeks bankruptcy protection.

76	2023 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: ADVISORY VOTE ON THE FREQUENCY OF FUTURE SAY-ON-PAY VOTES	PROPOSAL 4: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

EARNINGS FOR DCRP

Until November 1, 2015, two investment options were available under the DCRP. The only option held by any of the NEOs is the S&P 500 Index for the prior month. During fiscal 2022, the annualized rate of return under the S&P 500 Index for the prior month was as follows:

S&P 500 Index
November 2021	4.09%
December 2021	55.60%
January 2022	1.90%
February 2022	(25.91)%
March 2022	(36.16)%
April 2022	(12.09)%
May 2022	0.01%
June 2022	(95.90)%
July 2022	(42.00)%
August 2022	3.93%
September 2022	81.21%
October 2022	(93.65)%

Distribution options under the DCRP consist of a lump-sum distribution one year following the date of separation, or, in the case of retirement, five annual installments beginning one year following the retirement date.

DEFERRED RESTRICTED STOCK UNITS

NEOs may elect deferral of settlement of RSUs for a minimum of five years. If a deferral election is made, the RSUs will be settled in shares of Deere common stock five or more years after the originally scheduled conversion date.

Deferred RSUs will not be settled in Deere common stock until either the period elected or the restriction period expires.

FISCAL 2022 NONQUALIFIED DEFERRED COMPENSATION TABLE

		Executive Contributions in	Registrant Contributions	Aggregate Earnings in	Aggregate Balance at
Name		Last FY (1)	in Last FY (2)	Last Fiscal Year (3)	Last FYE (4)
John C. May	Deferred Plan	$—	$—	$(14,021)	$81,970
	DCRP Plan	$312,698	$521,164	$(723,773)	$3,917,400
	TOTAL	$312,698	$521,164	$(737,794)	$3,999,370
Joshua A. Jepsen	DCRP Plan	$11,459	$19,098	$(9,935)	$48,836
	TOTAL	$11,459	$19,098	$(9,935)	$48,836
Ryan D. Campbell	DCRP Plan	$124,067	$206,778	$(192,090)	$882,033
	TOTAL	$124,067	$206,778	$(192,090)	$882,033
Marc A. Howze	DCRP Plan	$116,125	$193,541	$(590,764)	$1,712,820
	TOTAL	$116,125	$193,541	$(590,764)	$1,712,820
Mary K. W. Jones	Deferred Plan	$313,128	$—	$(610,395)	$2,939,101
	DCRP Plan	$117,874	$196,456	$(468,401)	$2,710,274
	Deferred RSUs	$—	$—	$(843,967)	$3,966,516
	TOTAL	$431,002	$196,456	$(1,922,763)	$9,615,891
Rajesh Kalathur	DCRP Plan	$120,331	$200,552	$(650,419)	$3,153,457
	TOTAL	$120,331	$200,552	$(650,419)	$3,153,457
Cory J. Reed	Deferred Plan	$312,505	$—	$(135,876)	$599,132
	DCRP Plan	$117,357	$195,594	$(523,217)	$1,786,796
	TOTAL	$429,862	$195,594	$(659,093)	$2,385,928
(1)	The amounts in this column represent employee compensation deferrals that are included in the Fiscal 2022 Summary Compensation Table under the “Salary” and “Non-Equity Incentive Plan Compensation” columns.
(2)	The amounts in this column associated with the DCRP represent Deere’s contributions during the fiscal year as included in the Fiscal 2022 Summary Compensation Table under the “All Other Compensation” column. The amounts in this column associated with deferred RSUs represent RSUs that vested in the current fiscal year but have not been converted into Deere common stock and are included in the Fiscal 2022 Option Exercises and Stock Vested table under the column “Value Realized on Vesting.”

2023 PROXY STATEMENT	77

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: ADVISORY VOTE ON THE FREQUENCY OF FUTURE SAY-ON-PAY VOTES	PROPOSAL 4: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

(3)	For rates of return on account balances under the Deferred Plan and DCRP, see the applicable earnings charts in the narrative preceding this table. For the deferred RSU accounts, the earnings represent the change in the intrinsic value of the RSUs.
(4)	Of the aggregate balance the following amounts were reported as compensation in the Summary Compensation Table in prior years: $915,783 (May); N/A (Jepsen); $223,036 (Campbell); $122,178 (Howze); $927,168 (Jones); $1,023,549 (Kalathur); and $317,371 (Reed).

Fiscal 2022 Potential Payments upon Change in Control

The Change in Control (CIC) Program includes a “double trigger” approach, under which participants will receive severance benefits only if both a change in control and qualifying termination occur. A “qualifying termination” is either:

◾	Deere’s termination of an executive’s employment within the six months preceding or the 24 months following a change in control for reasons other than death, disability, or “cause” (defined as an executive’s willful and continued nonperformance of duties after written demand; willful conduct that is demonstrably and materially injurious to Deere; or illegal activity); or
◾	An executive’s termination of his or her own employment for “good reason” (defined as material reductions or alterations in an executive’s authority, duties, or responsibilities; change in office location of at least 50 miles from the executive’s current residence; material reductions in an executive’s participation in certain Deere compensation plans; or certain other breaches of the covenants in the CIC Program) within 24 months following a change in control.

The CIC Program defines the following as “change in control” events:

◾	Any “person,” as defined in the Securities Exchange Act of 1934 (with certain exceptions), acquires 30% or more of Deere’s voting securities;
◾	A majority of Deere’s directors are replaced without the approval of at least two-thirds of the existing directors or directors previously approved by the then-existing directors;
◾	Any merger or business combination of Deere and another company, unless the outstanding voting securities of Deere prior to the transaction continue to represent at least 60% of the voting securities of the new company; or
◾	Deere is completely liquidated or all, or substantially all, of Deere’s assets are sold or disposed.

Benefits provided under the CIC program and other benefit plans are described in the footnotes to the following table. Although not reflected in the table, the CIC Program provides that Deere will pay the executive’s reasonable legal fees and expenses if the executive must enforce the program terms. Under the CIC Program, the executive agrees: (a) not to disclose or use for his or her own purposes confidential and proprietary Deere information and (b) for a period of two years following termination of employment, not to induce Deere employees to leave Deere or to interfere with Deere’s business.

In addition, the John Deere Omnibus Equity and Incentive Plan (Omnibus Plan), the John Deere 2020 Equity and Incentive Plan, the LTIC plan, and the Deferred Plan each contain change in control provisions that may trigger payments. Under the Omnibus Plan and John Deere 2020 Equity and Incentive Plan, unless the Board or the Committee determines otherwise, all then-outstanding equity awards would vest and restriction periods would end only if there is both a change in control and a qualifying termination. All outstanding RSUs would be cashed out as of the date of the change in control and the executive would have the right to exercise all outstanding options. Unvested PSUs are cashed out at a target award level and the change of control price described in the Omnibus Plan and John Deere 2020 Equity and Incentive Plan. Such potential payments are disclosed adjacent to “Change in Control and Qualifying Termination” in the following table. The LTIC plan provides for payment upon a change in control based on actual performance results to date for all performance periods then in progress. Under the Deferred Plan, in the event of certain changes in control, the Committee may elect to terminate the plan within 12 months and distribute all account balances or the Committee may decide to keep the Deferred Plan in effect and modify it to reflect the impact of the change in control.

The following table includes estimated potential payments that would have been due to each NEO if a change in control event had occurred and, if applicable, the NEO experienced a qualifying termination as of the end of fiscal 2022. Although the calculations are intended to provide reasonable estimates of the potential payments, they are based on numerous assumptions, as described in the footnotes, and may not represent the actual amount each NEO would receive if a change in control occurred. The payments listed represent the incremental amounts due to NEOs beyond what the NEOs would have received without the change in control.

78	2023 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: ADVISORY VOTE ON THE FREQUENCY OF FUTURE SAY-ON-PAY VOTES	PROPOSAL 4: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

Not included in this table are the following payments to which the NEOs are already entitled and which are reported elsewhere in this Proxy Statement:

◾	Amounts already earned under the STI and LTIC plans (reported in the Fiscal 2022 Summary Compensation Table)
◾	The exercise of outstanding vested options (reported in the Outstanding Equity Awards at Fiscal 2022 Year-End table)
◾	Distribution of nonqualified deferred compensation (reported in the Fiscal 2022 Nonqualified Deferred Compensation Table)

						Welfare Defined Contribution
Name	Salary (1)	STI (2)	LTIC (3)	Stock Awards (4)	Stock Options (5)	Benefits (6)	Plans (7)	Total Payments (8)
John C. May
–Change in Control only	$—	$—	$6,091,026	$—	$—	$—	$—	$6,091,026
–Change in Control and	$4,500,000	$8,077,504	$6,091,026	$29,489,924	$12,837,939	$61,127	$550,164	$61,607,684
Qualifying Termination
Joshua A. Jepsen
–Change in Control only	$—	$—	$1,192,162	$—	$—	$—	$—	$1,192,162
–Change in Control and	$1,700,000	$500,669	$1,192,162	$792,906	$—	$34,149	$55,652	$4,275,538
Qualifying Termination
Ryan D. Campbell
–Change in Control only	$—	$—	$2,820,951	$—	$—	$—	$—	$2,820,951
–Change in Control and	$1,788,504	$1,781,406	$2,820,951	$7,556,421	$3,257,305	$35,616	$235,778	$17,475,981
Qualifying Termination
Marc A. Howze
–Change in Control only	$—	$—	$2,612,207	$—	$—	$—	$—	$2,612,207
–Change in Control and	$1,653,600	$1,649,586	$2,612,207	$4,291,536	$—	$31,751	$222,541	$10,461,221
Qualifying Termination
Mary K. W. Jones
–Change in Control only	$—	$—	$2,643,862	$—	$—	$—	$—	$2,643,862
–Change in Control and	$1,673,640	$1,669,576	$2,643,862	$6,250,784	$2,812,691	$36,868	$225,456	$15,312,877
Qualifying Termination
Rajesh Kalathur
–Change in Control only	$—	$—	$2,727,021	$—	$—	$—	$—	$2,727,021
–Change in Control and	$1,775,517	$1,722,091	$2,727,021	$6,655,571	$2,952,836	$37,166	$229,552	$16,099,754
Qualifying Termination
Cory J. Reed
–Change in Control only	$—	$—	$2,636,318	$—	$—	$—	$—	$2,636,318
–Change in Control and	$1,668,864	$1,664,812	$2,636,318	$6,701,209	$2,981,916	$36,854	$224,594	$15,914,567
Qualifying Termination
(1)	In the event of a change in control and qualifying termination, the CIC Program provides for a lump-sum payment of three times the annual base salary for the CEO and two times annual base salary for senior officers.
(2)	In the event of a change in control and qualifying termination, the CIC Program provides for a lump-sum payment of three times (CEO) and two times (senior officers) the target STI bonus amount for the fiscal year in which the termination occurs. In addition, the NEO is entitled to a prorated STI award for the current year. Since the change in control calculations in this table are made as of the end of the fiscal year, the prorated award for the current year is equal to the STI earned for the current fiscal year as reported in the Fiscal 2022 Summary Compensation Table under the column “Non-Equity Incentive Plan Compensation” and is not duplicated in this table.
(3)	The LTIC plan contains a change in control provision that entitles participants, as of the date of a change in control, to a lump-sum LTIC payment based on actual performance results to date for all performance periods then in progress. The payout for the three-year performance period ended with fiscal 2022 is reported in the Fiscal 2022 Summary Compensation Table under the column “Non-Equity Incentive Plan Compensation” and is not duplicated in this table. For each of the NEOs, the amount shown in this table represents the payout for the two remaining performance periods.
(4)	Vesting of RSUs and PSUs does not accelerate unless there is both a change in control and a qualifying termination. In such cases, the vesting and restriction requirements no longer apply. Unvested RSUs will be cashed out and unvested PSUs will be cashed out at a target award level.

For purposes of the table, all unvested PSUs and RSUs are valued based on the closing price for Deere common stock on the NYSE as of October 30, 2022, which was $396.85. Mr. Howze is eligible for retirement and all currently unvested RSUs would vest immediately on the date of such event; there is no incremental benefit of the accelerated vesting for this individual. Vested RSUs are not included since they have been earned and are included on the Fiscal 2022 Nonqualified Deferred Compensation Table. Unvested PSUs and RSUs are included in the Outstanding Equity Awards at Fiscal 2022 Year-End table.

2023 PROXY STATEMENT	79

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: ADVISORY VOTE ON THE FREQUENCY OF FUTURE SAY-ON-PAY VOTES	PROPOSAL 4: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

(5)	Vesting of outstanding stock options does not accelerate in the event of a change in control only. Instead, outstanding stock options will continue to vest over the three-year vesting period, subject to continued employment conditions.

In the event of a change in control and qualifying termination, all outstanding stock options vest and can be exercised immediately. Since Mr. Howze is eligible for retirement and all unvested stock options would vest immediately on the date of such event, there is no incremental benefit of the accelerated vesting for these individuals. For Messrs. May, Jepsen, Campbell, Kalathur, Reed, and Ms. Jones who are not eligible for retirement, the amount represents the number of outstanding, unexercisable options multiplied by the difference between the closing price for Deere common stock on the NYSE as of October 30, 2022, which was $396.85, and the option exercise prices. These amounts are included in the Outstanding Equity Awards at Fiscal 2022 Year-End table.

(6)	In the event of a change in control and qualifying termination, the CIC Program provides for continuation of health care, life, accidental death and dismemberment, and disability insurance for three full years for the CEO and two full years for the senior officers at the same premium cost and coverage. This benefit will be discontinued if the NEO receives similar benefits from a subsequent employer during this three-year period.
(7)	In the event of a change in control and qualifying termination, the CIC Program includes a cash payment equal to Deere’s contributions on behalf of each of the NEOs under our defined contribution plans for the plan year preceding termination (or, if greater, for the plan year immediately preceding the change in control).
(8)	The amounts set forth under “Deferred Compensation” and “Accumulated Pension Benefit” in the Termination table would also be payable upon a change in control and qualifying termination.

80	2023 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: ADVISORY VOTE ON THE FREQUENCY OF FUTURE SAY-ON-PAY VOTES	PROPOSAL 4: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

FISCAL 2022 POTENTIAL PAYMENTS UPON TERMINATION OF EMPLOYMENT OTHER THAN FOLLOWING A CHANGE IN CONTROL

The following table summarizes the estimated payments to be made to the NEOs under our plans or established practices in the event of termination of employment due to death, disability, retirement, termination without cause, termination for cause, or voluntary separation. Although the calculations are intended to provide reasonable estimates of the potential payments, they are based on numerous assumptions, as described in the footnotes, and may not represent the actual amounts the NEOs would receive.

The amounts shown assume the termination event occurred at the end of fiscal 2022 and the NEO was actively employed until that time.

							Accumulated
Name	Salary (1)	STI (2)	LTIC (3)	Stock Awards (4)	Stock Options (5)	Deferred Compensation (6)	Pension Benefit (7)	Total Payments
John C. May
Death	$—	$2,811,779	$4,038,752	$47,637,874	$21,965,006	$3,999,370	$2,307,499	$82,760,280
Disability	$26,656,219	$2,811,779	$4,038,752	$47,637,874	$21,965,006	$3,999,370	$7,317,710	$114,426,710
Retirement (9)
Termination Without Cause	$1,500,000	$2,811,779	$4,038,752	$—	$—	$3,999,370	$4,204,649	$16,554,550
Termination For Cause	$—	$2,811,779	$4,038,752	$—	$—	$3,999,370	$4,204,649	$15,054,550
Voluntary Separation	$—	$2,811,779	$4,038,752	$—	$—	$3,999,370	$4,204,649	$15,054,550
Joshua A. Jepsen
Death	$—	$261,424	$468,831	$792,906	$—	$48,836	$155,288	$1,727,285
Disability	$2,692,185	$261,424	$468,831	$792,906	$—	$48,836	$564,088	$4,828,270
Retirement (9)
Termination Without Cause	$850,000	$261,424	$468,831	$—	$—	$48,836	$290,895	$1,919,986
Termination For Cause	$—	$261,424	$468,831	$—	$—	$48,836	$290,895	$1,069,986
Voluntary Separation	$—	$261,424	$468,831	$—	$—	$48,836	$290,895	$1,069,986
Ryan D. Campbell
Death	$—	$930,161	$1,870,476	$12,206,709	$5,506,163	$882,033	$641,850	$22,037,392
Disability	$15,055,332	$930,161	$1,870,476	$12,206,709	$5,506,163	$882,033	$3,120,018	$39,570,892
Retirement (9)
Termination Without Cause	$596,168	$930,161	$1,870,476	$—	$—	$882,033	$1,174,596	$5,453,434
Termination For Cause	$—	$930,161	$1,870,476	$—	$—	$882,033	$1,174,596	$4,857,266
Voluntary Separation	$—	$930,161	$1,870,476	$—	$—	$882,033	$1,174,596	$4,857,266
Marc A. Howze
Death	$—	$861,331	$1,732,065	$11,221,727	$7,175,565	$1,712,820	$1,714,213	$24,417,721
Disability	$6,764,488	$861,331	$1,732,065	$11,221,727	$7,175,565	$1,712,820	$3,971,896	$33,439,892
Retirement	$—	$861,331	$1,732,065	$11,221,727	$7,175,565	$1,712,820	$3,126,748	$25,830,256
Termination Without Cause	$757,900	$861,331	$1,732,065	$—	$—	$1,712,820	$3,126,748	$8,190,864
Termination For Cause	$—	$861,331	$1,732,065	$—	$—	$1,712,820	$3,126,748	$7,432,964
Voluntary Separation (8)
Mary K. W. Jones
Death	$—	$871,769	$1,753,055	$14,063,967	$5,805,121	$5,649,375	$1,616,673	$29,759,960
Disability	$11,403,686	$871,769	$1,753,055	$14,063,967	$5,805,121	$5,649,375	$4,722,868	$44,269,841
Retirement (9)
Termination Without Cause	$836,820	$871,769	$1,753,055	$3,966,516	$—	$5,649,375	$2,952,199	$16,029,734
Termination For Cause	$—	$871,769	$1,753,055	$3,966,516	$—	$5,649,375	$2,952,199	$15,192,914
Voluntary Separation	$—	$871,769	$1,753,055	$3,966,516	$—	$5,649,375	$2,952,199	$15,192,914
Rajesh Kalathur
Death	$—	$899,190	$1,808,195	$10,751,460	$20,892,389	$3,153,457	$1,546,219	$39,050,910
Disability	$11,755,364	$899,190	$1,808,195	$10,751,460	$20,892,389	$3,153,457	$4,577,895	$53,837,950
Retirement (9)
Termination Without Cause	$887,758	$899,190	$1,808,195	$—	$—	$3,153,457	$2,825,608	$9,574,208
Termination For Cause	$—	$899,190	$1,808,195	$—	$—	$3,153,457	$2,825,608	$8,686,450
Voluntary Separation	$—	$899,190	$1,808,195	$—	$—	$3,153,457	$2,825,608	$8,686,450
Cory J. Reed
Death	$—	$869,282	$1,748,053	$10,825,274	$11,741,234	$2,385,928	$1,118,535	$28,688,306
Disability	$13,106,316	$869,282	$1,748,053	$10,825,274	$11,741,234	$2,385,928	$3,641,926	$44,318,013
Retirement (9)
Termination Without Cause	$834,432	$869,282	$1,748,053	$—	$—	$2,385,928	$2,046,996	$7,884,691
Termination For Cause	$—	$869,282	$1,748,053	$—	$—	$2,385,928	$2,046,996	$7,050,259
Voluntary Separation	$—	$869,282	$1,748,053	$—	$—	$2,385,928	$2,046,996	$7,050,259
(1)	Our NEOs do not have employment agreements. However, we have severance guidelines that provide compensation if termination is initiated by Deere for reasons other than cause. Our severance guidelines provide for payment of one-half month of salary plus another one-half month of salary for each complete year of employment, up to a maximum of one year’s salary. We may elect to pay

2023 PROXY STATEMENT	81

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: ADVISORY VOTE ON THE FREQUENCY OF FUTURE SAY-ON-PAY VOTES	PROPOSAL 4: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

severance in either a lump sum or via salary continuance, unless the amount of severance exceeds two times the applicable limit under Section 401(a)(17) of the Internal Revenue Code, in which case severance will be paid in a lump sum.

Under our Long-Term Disability Plan, if disabled before age 62, NEOs receive monthly benefits until age 65 equal to 60% of their salary plus the average of the three STI awards received immediately prior to the start of disability. The amount shown for disability represents the present value of the monthly benefit from the time of the disability, assumed to be October 30, 2022, until the time the NEO reaches age 65.

(2)	Under all termination events, the amount of STI earned for the fiscal year ended October 30, 2022, would be payable in a lump sum no later than March 15 of the next calendar year. This amount is reported in the Fiscal 2022 Summary Compensation Table under the column “Non-Equity Incentive Plan Compensation.”
(3)	Under all termination events, the amount of LTIC earned for the performance period ended October 30, 2022, would be payable in a lump sum no later than March 15 of the next calendar year. This amount is reported in the Fiscal 2022 Summary Compensation Table under the column “Non-Equity Incentive Plan Compensation.”
(4)	In the event of death, disability, or retirement, the most recent RSU and PSU awards are prorated based on the number of months the NEO remains employed in the year of grant. The remaining units are forfeited. All unvested and non-forfeited RSUs will vest on the date of separation from service, while PSUs that are not forfeited will continue to convert to shares at the end of the three-year performance period based on the performance metrics. When applicable restrictions lapse, vested RSUs will be converted to shares of common stock. Restrictions on vested RSUs will lapse after the third anniversary of the grant date for death, disability, or retirement.

In the event of termination with or without cause or voluntary separation, any vested RSUs will be cashed out. All unvested PSUs and RSUs will be forfeited. The amounts shown in the table correspond to vested RSUs that must be held until retirement, including RSUs that vest as a result of the termination of employment.

The value of PSUs for each outstanding tranche represents actual achievement relative to the Performance Peer Group assuming in the case of PSUs granted in fiscal years 2021 and 2022 truncated performance measurement periods. The performance period for PSUs granted in fiscal year 2020 ended on October 31, 2022. The final number of shares earned is based upon performance as determined by revenue growth relative to the Performance Peer Group at the end of the applicable performance period. See footnotes (4) and (6) to the Outstanding Equity Awards at Fiscal 2022 Year-End table for performance information relating to each outstanding tranche of PSUs.

All amounts shown in the table are based on the closing price for Deere common stock on the NYSE as of October 30, 2022, which was $396.85.

(5)	In the event of death, all outstanding stock options vest immediately and the heirs must exercise those options within one year. In the event of disability or retirement, vesting accelerates for all outstanding stock options, but occurs no sooner than six months following the grant date. These options expire within five years. In the event of retirement, the most recent stock option awards granted to the NEOs are prorated based on the number of months the NEOs remain actively employed in the year of grant. The remaining options are forfeited. The amount shown in this table represents the number of stock options multiplied by the difference between the closing price for Deere common stock on the NYSE as of October 30, 2022, and the option exercise prices.

These outstanding stock options are reported in the Outstanding Equity Awards at Fiscal 2022 Year-End table. In the event of a termination other than for death, disability, or retirement, all outstanding stock options are forfeited.

(6)	In all cases, balances held in the U.S. nonqualified deferred compensation plans are payable to the employee. These amounts are reported in the Fiscal 2022 Nonqualified Deferred Compensation Table under Deferred Plan and DCRP. The deferred RSUs reported in the Fiscal 2022 Nonqualified Deferred Compensation Table appear in the Stock Awards column.
(7)	The present value of the accumulated pension benefit was calculated using the following assumptions:
◾	Present value amounts were determined based on a discount rate of 5.67% for the Salaried Plan, 5.46% for the Senior Supplementary Plan, and 5.31% for the Deere Supplemental Plan
◾	Lump-sum distribution amounts were determined using an interest rate of 4.22% for the Senior Supplementary and Deere Supplemental Plans
◾	The mortality table used for the Salaried Plan was PRI2012WC with mortality projection scale MP2021
◾	The mortality table used for the Senior Supplementary and Deere Supplemental Plans was 2023 417 (e) table as published by the IRS
◾	Pensionable earnings were based on actual base salary and forecasted STI for fiscal 2022

Following are additional explanations related to the various scenarios:

◾	Death: This amount represents the present value of the accrued survivor benefit as of October 30, 2022
◾	Disability: This amount assumes service through age 65 and includes service credit for time on long-term disability
◾	Retirement: For the NEOs eligible to retire, this amount represents the present value of the accrued benefits if they were to retire as of October 30, 2022
◾	Termination Without Cause, Termination For Cause, and Voluntary Separation: This amount represents the present value of the accrued benefit as of October 30, 2022
(8)	Since Mr. Howze is eligible for retirement, the scenario for Voluntary Separation is not applicable. Under this scenario, he would retire.
(9)	Since Messrs. May, Jepsen, Campbell, Kalathur, Reed, and Ms. Jones are not eligible for normal or early retirement, this scenario is not applicable.

Pay Ratio Disclosure

Our Company strives to establish fair and competitive employee compensation programs in each local market within our global operations to effectively attract, retain, and motivate our talented workforce. Presented below is the ratio of annual total compensation of our CEO to the annual total compensation of our median employee (excluding our CEO). The ratio shown below is a reasonable estimate calculated in a manner consistent with Item 402 of Regulation S-K under the Securities Exchange Act of 1934. Per SEC guidelines, the median employee is only required to be determined once every three years provided there have been no changes to the employee population or compensation arrangement that cause Deere to reasonably believe there will be a

82	2023 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: ADVISORY VOTE ON THE FREQUENCY OF FUTURE SAY-ON-PAY VOTES	PROPOSAL 4: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

significant change in the pay ratio disclosure. There have not been changes in our employee population or our employee compensation arrangements in 2022 that we believe would significantly impact the pay ratio disclosure.

Our median employee was identified using the Company’s global full-time, part-time, temporary, and seasonal employees employed as of August 31, 2021. As of that date, we had 74,309 employees globally, with 28,424 employees located in the U.S. and 45,885 located outside the U.S. As permitted under the “5% de minimis exemption” of the pay ratio disclosure rule, we excluded all employees in 30 countries(1), which totaled 2,952, or 4%, of our total employee population.

After the exclusions, 28,424 employees in the U.S. and 42,933 employees located outside the U.S. were considered for identifying the median employee. To identify the median employee, we used annualized base pay as of August 31, 2021, as our consistently applied compensation measure. For salaried employees, this included annualized base salary. For hourly employees, this included annual hourly wages excluding overtime, bonuses, or other earnings. Base pay was annualized for permanent employees not employed a full year in 2021. Base pay paid in foreign currencies was converted to U.S. dollars based on exchange rates in effect on August 29, 2021, which is considered the August year-to-date average exchange rate.

Using this methodology, we identified our median employee to be a full-time, hourly employee located in the U.S. The annual total compensation was calculated in accordance with the SEC rules applicable to the Summary Compensation Table. The annual total compensation of our median employee for fiscal 2022 was $124,321. Mr. May’s annual total compensation as presented in the Fiscal 2022 Summary Compensation Table was $20,300,151. Calculated in this manner, the ratio of the CEO’s total compensation to our median employee’s total compensation for fiscal 2022 was about 163 to 1.

(1)	The countries and approximate number of employees excluded from the calculation are as follows: Australia (365), Austria (26), Belarus (36), Bonaire, Sint Eustatius and Saba (3), Bulgaria (16), Denmark (28), Estonia (11), Georgia (7), Hungary (20), Ireland (22), Italy (92), Japan (25), Latvia (9), Lithuania (19), Malaysia (34), Netherlands (215), Norway (59), Philippines (15), Poland (287), Romania (31), Serbia (11), Singapore (65), South Africa (163), Sweden (157), Switzerland (659), Taiwan (36), Thailand (94), Turkey (56), Ukraine (54), and United Kingdom (337).

Equity Compensation Plan Information

The following table shows the total number of outstanding options and shares available for future issuances under our equity compensation plans as of October 30, 2022:

	Number of Securities to be	Weighted-Average	Number of Securities Remaining
	Issued Upon Exercise of	Exercise Price of	Available for Future Issuance Under Equity
	Outstanding Options,	Outstanding Options,	Compensation Plans (excluding securities
Plan Category	Warrants, and Rights (a)	Warrants, and Rights (b)	reflected in column a) (c)
Equity Compensation Plans
Approved by Security Holders	2,996,143 (1)	153.11	17,238,105 (2)
Equity Compensation Plans
Not Approved by Security Holders	0	0	0 (3)
Total	2,996,143		17,238,105
(1)	This amount includes 872,185 PSUs and RSUs awarded under the John Deere 2020 Equity and Incentive Plan and 84,033 RSUs awarded under the Nonemployee Director Stock Ownership Plan. Under the John Deere 2020 Equity and Incentive Plan, the PSUs are payable only in stock after the three-year performance period is ended and the RSUs are payable only in stock three to five years after the award is granted or upon retirement. The number of shares reflects the maximum number of shares that may be earned under the PSUs. Under the Nonemployee Director Stock Ownership Plan, RSUs are payable only in stock upon retirement. The weighted-average exercise price information in column (b) does not include these units.
(2)	This amount includes 495,750 shares available under the Nonemployee Director Stock Ownership Plan for future awards of restricted stock or RSUs and 16,742,355 shares available under the John Deere 2020 Equity and Incentive Plan. Under the John Deere 2020 Equity and Incentive Plan, Deere may award shares in connection with stock options and stock appreciation rights, performance awards, restricted stock or restricted stock equivalents, or other awards consistent with the purposes of such plan as determined by the Committee. In addition, shares covered by outstanding awards become available for new awards if the award is forfeited or expires before delivery of the shares.
(3)	Deere currently has no equity compensation plans that have not been approved by stockholders.

2023 PROXY STATEMENT	83

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: ADVISORY VOTE ON THE FREQUENCY OF FUTURE SAY-ON-PAY VOTES	PROPOSAL 4: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

PROPOSAL
03

Advisory Vote on the Frequency of Future
Say-on-Pay Votes

The Board of Directors unanimously recommends that you vote to hold future advisory shareholder votes on executive compensation EVERY ONE YEAR.

84	2023 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: ADVISORY VOTE ON THE FREQUENCY OF FUTURE SAY-ON-PAY VOTES	PROPOSAL 4: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

Pursuant to Section 14A of the Exchange Act, Deere is required to submit at least once every six years for shareholder vote a non-binding resolution to determine whether the advisory shareholder vote on executive compensation should occur every one, two, or three years. This non-binding advisory vote is commonly referred to as “say-on-pay frequency” vote. Shareholders last voted in favor of an annual advisory vote on executive compensation at our 2017 Annual Meeting of Shareholders.

say-on-pay vote frequency
every one year

SUPPORTING STATEMENT

After careful consideration of the appropriate frequency and after receiving feedback from shareholders on the issue during our ongoing outreach efforts, the Board believes that the advisory vote on executive compensation to shareholders should continue to be conducted on an annual basis. We believe that an annual advisory vote furthers our objective of engaging in regular and timely communication with our shareholders regarding our executive compensation policies.

The proxy card or voting instruction form provides shareholders with the option of selecting a frequency of every one, two, or three years, or abstain. Shareholders are not voting to approve or disapprove the Board’s recommendation.

Effect of Proposal

The vote on the frequency of future advisory shareholder votes on executive compensation is advisory, and therefore non-binding. However, the Board of Directors and the Compensation Committee value our shareholders’ opinions as expressed through their votes on this proposal and other communications and will carefully consider the outcome of the vote in determining the frequency of future advisory say-on-pay votes.

2023 PROXY STATEMENT	85

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: ADVISORY VOTE ON THE FREQUENCY OF FUTURE SAY-ON-PAY VOTES	PROPOSAL 4: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

PROPOSAL
04

Ratification of Independent Registered
Public Accounting Firm

The Board of Directors unanimously recommends that you vote FOR the ratification of the independent registered public accounting firm for fiscal 2023.

86	2023 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: ADVISORY VOTE ON THE FREQUENCY OF FUTURE SAY-ON-PAY VOTES	PROPOSAL 4: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

The Audit Review Committee is directly responsible for the appointment, oversight, compensation, and retention of the independent registered public accounting firm that audits Deere’s financial statements and our internal control over financial reporting. The Audit Review Committee has approved the selection of Deloitte & Touche LLP to serve as the independent registered public accounting firm for fiscal 2023. Deloitte & Touche LLP and its predecessors have acted as our independent registered public accounting firm since 1910. Benefits of a long-term engagement by an auditor include audit quality, enabled by understanding and expertise of the Company’s global business and accounting practices, and audit efficiency and effectiveness related to familiarity with the Company and the avoidance of time and expense related to new auditor onboarding. The Audit Review Committee believes that the continued retention of Deloitte & Touche LLP to serve as the independent registered public accounting firm for Deere is in the best interests of the Company and its shareholders. The Audit Review Committee and the Board are requesting that shareholders ratify this appointment as a means of soliciting shareholders’ opinions and as a matter of good corporate practice. The current Deloitte & Touche LLP lead auditor for Deere, Claudine Hollack, was appointed in 2021.

The affirmative vote of a majority of the shares present in person or by proxy and entitled to vote at the meeting is required to ratify the selection of Deloitte & Touche LLP. If the shareholders do not ratify the selection, the Audit Review Committee will consider any information submitted by the shareholders in connection with the selection of the independent registered public accounting firm for the next fiscal year. Even if the selection is ratified, the Audit Review Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Review Committee believes such a change would be in the best interests of Deere and its shareholders.

We expect a representative of Deloitte & Touche LLP to attend the Annual Meeting. This representative will have an opportunity to make a statement and to respond to appropriate questions.

Pre-approval of Services by the Independent Registered Public Accounting Firm

The Audit Review Committee has adopted a policy for pre-approval of audit and permitted non-audit services provided by Deere’s independent registered public accounting firm. The Audit Review Committee will consider annually and, if appropriate, approve the provision of audit services by its independent registered public accounting firm. The Audit Review Committee will consider and, if appropriate, pre-approve the provision of defined audit and non-audit services. The Audit Review Committee also will consider on a case-by-case basis and, if appropriate, approve specific services that are not otherwise pre-approved.

Any proposed engagement that has not been pre-approved may be presented to the Audit Review Committee for consideration at its next regular meeting or, if earlier consideration is required, to the Audit Review Committee or one or more committee members. The member or members who have delegated authority to approve services between regular meetings will report any specific approvals to the Audit Review Committee at its next regular meeting. The Audit Review Committee regularly reviews summary reports detailing all services being provided to Deere by its independent registered public accounting firm. All of the audit and non-audit services provided to us by Deloitte & Touche LLP in fiscal 2022 were approved in accordance with this policy.

2023 PROXY STATEMENT	87

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: ADVISORY VOTE ON THE FREQUENCY OF FUTURE SAY-ON-PAY VOTES	PROPOSAL 4: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

Fees Paid to the Independent Registered Public Accounting Firm

The following table summarizes the aggregate fees billed for professional services by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, Limited, and their respective affiliates for the fiscal years 2022 and 2021:

Plan Category	2022	2021
Audit Fees (1)	$19,148,000	$18,841,000
Audit-Related Fees (2)	$1,364,000	$1,149,000
Tax Fees (3)	$116,000	$133,000
All Other Fees	$—	$—
Total	$20,628,000	$20,122,000
(1)	Audit fees include amounts charged in connection with the audit of Deere’s annual financial statements and review of the financial statements included in Deere’s Quarterly Reports on Form 10-Q, including services related thereto such as comfort letters, statutory audits, attest services, consents, and accounting consultations.
(2)	Audit-related fees reflect fees charged for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements. These services included audits of financial statements of employee benefit plans, various attestation services, and other consultations.
(3)	Tax fees in fiscal 2021 and 2022 were for tax advice and assistance regarding statutory, regulatory, and administrative developments in response to the United States Tax Reform, business acquisitions, and tax planning.

88	2023 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: ADVISORY VOTE ON THE FREQUENCY OF FUTURE SAY-ON-PAY VOTES	PROPOSAL 4: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

Audit Review Committee Report

TO THE BOARD OF DIRECTORS:

The Audit Review Committee consists of the following members of the Board of Directors: Alan C. Heuberger, Clayton M. Jones, Gregory R. Page, Sherry M. Smith (Chair), and Sheila G. Talton. Each of the members is independent as defined under the rules of the New York Stock Exchange (NYSE). The Audit Review Committee is responsible for assisting the Board of Directors in fulfilling its oversight responsibilities pertaining to the accounting, auditing, and financial reporting processes of Deere. Management is responsible for establishing and maintaining Deere’s internal control over financial reporting and for preparing financial statements in accordance with accounting principles generally accepted in the United States. The Audit Review Committee is responsible for oversight of certain risks to the company. The Audit Review Committee is directly responsible for the appointment, oversight, compensation, and retention of Deloitte & Touche LLP, the independent registered public accounting firm for Deere. Deloitte & Touche LLP is responsible for performing an independent audit of Deere’s annual consolidated financial statements and internal control over financial reporting and expressing opinions on (i) the conformity of Deere’s financial statements with accounting principles generally accepted in the United States; and (ii) Deere’s internal control over financial reporting.

All members of the Audit Review Committee are financially literate under the applicable NYSE rules, and four members of the Audit Review Committee — Mr. Heuberger, Mr. Jones, Mr. Page, and Ms. Smith — are “audit committee financial experts” within the meaning of that term as defined by the Securities and Exchange Commission in Regulation S-K under the Securities Exchange Act of 1934. The Audit Review Committee has a written charter describing its responsibilities that has been approved by the Board of Directors and is available on Deere’s website at www.JohnDeere.com/corpgov. Members of the Audit Review Committee rely on the information provided and the representations made to them by management, which has primary responsibility for establishing and maintaining appropriate internal control over financial reporting and for Deere’s financial statements and reports, and by the independent registered public accounting firm, which is responsible for performing an audit in accordance with Standards of the Public Company Accounting Oversight Board (United States) (PCAOB) and expressing opinions on (i) the conformity of Deere’s financial statements with accounting principles generally accepted in the United States; and (ii) Deere’s internal control over financial reporting.

In this context, the Audit Review Committee has reviewed and discussed with management Deere’s audited financial statements as of and for the fiscal year ended October 30, 2022. The Audit Review Committee has also discussed with Deloitte & Touche LLP the matters required to be discussed by applicable requirements of the PCAOB and the Securities and Exchange Commission. The Audit Review Committee has discussed the scope of and plans for the annual audit with Deloitte & Touche LLP. The Audit Review Committee has received and reviewed the written disclosures and the letter from Deloitte & Touche LLP required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Review Committee concerning independence and has discussed with them their independence. The Audit Review Committee has concluded that Deloitte & Touche LLP’s provision of audit and non-audit services to Deere is compatible with their independence.

On at least a quarterly basis, the Audit Review Committee meets in executive session with Deere management and the Deere internal audit staff, as well as separately with Deloitte & Touche LLP.

2023 PROXY STATEMENT	89

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: ADVISORY VOTE ON THE FREQUENCY OF FUTURE SAY-ON-PAY VOTES	PROPOSAL 4: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

Based on the reviews and discussions referred to above and exercising our business judgment, the Audit Review Committee recommended to the Board of Directors that the financial statements referred to above be included in Deere’s Annual Report on Form 10-K for the fiscal year ended October 30, 2022, for filing with the SEC. The Audit Review Committee has selected Deloitte & Touche LLP as Deere’s independent registered public accounting firm for fiscal 2023 and has approved submitting the selection of the independent registered public accounting firm for ratification by the shareholders.

Audit Review Committee

Sherry M. Smith Chair	Alan C. Heuberger	Clayton M. Jones

Gregory R. Page	Sheila G. Talton

90	2023 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: ADVISORY VOTE ON THE FREQUENCY OF FUTURE SAY-ON-PAY VOTES	PROPOSAL 4: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

PROPOSAL
05

Shareholder Proposal Regarding
termination pay

For the reasons stated, the Board of Directors unanimously recommends that you vote AGAINST proposal 5 regarding termination pay.

2023 PROXY STATEMENT	91

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: ADVISORY VOTE ON THE FREQUENCY OF FUTURE SAY-ON-PAY VOTES	PROPOSAL 4: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

SHAREHOLDER PROPOSAL

We expect John Chevedden to present the following proposal at the Annual Meeting, although if the proposal is not properly presented by or on behalf of the proponent, it will not be voted on. Following SEC rules, other than minor formatting changes, we are reprinting the proposal and supporting statement as it was submitted to us and we take no responsibility for its content. The proponent has indicated that he beneficially owns at least 50 shares of John Deere common stock. We will provide the address of the proponent promptly upon request to our Corporate Secretary at the address listed under the “2024 Shareholder Proposals and Nominations” section below.

shareholder proposal regarding termination pay

“Proposal 5 – Shareholder Ratification of Termination Pay

Shareholders request that the Board seek shareholder approval of any senior manager’s new or renewed pay package that provides for severance or termination payments with an estimated value exceeding 2.99 times the sum of the executive’s base salary plus target short-term bonus.

“Severance or termination payments” include cash, equity or other pay that is paid out or vests due to a senior executive’s termination for any reason. Payments include those provided under employment agreements, severance plans, and change-in-control clauses in long-term equity plans, but not life insurance, pension benefits, or deferred compensation earned and vested prior to termination.

“Estimated total value” includes: lump-sum payments; payments offsetting tax liabilities, perquisites or benefits not vested under a plan generally available to management employees, post-employment consulting fees or office expense and equity awards if vesting is accelerated, or a performance condition waived, due to termination.

The Board shall retain the option to seek shareholder approval after material terms are agreed upon.

Generous performance-based pay can sometimes be justified but shareholder ratification of “golden parachute” severance packages with a total cost exceeding 2.99 times base salary plus target short-term bonus better aligns management pay with shareholder interests.

For instance at one company, that does not have this policy, if the CEO is terminated he could receive $44 million in termination pay – over 10 times his base salary plus short-term bonus. In the event of a change in control, the same person could receive a whopping $124 million in accelerated equity payouts even if he remained employed.

It is in the best interest of Deere shareholders and the morale of Deere employees to be protected from such lavish management termination pay for one person.

It is important to have this policy in place so that Deere management stays focused on improving company performance as opposed to seeking a business combination to trigger a management golden parachute windfall.

This proposal topic also received between 51% and 65% support at:

FedEx (FDX)

Spirit AeroSystems (SPR)

Alaska Air (ALK)

AbbVie (ABBV)

Fiserv (FISV)

92	2023 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: ADVISORY VOTE ON THE FREQUENCY OF FUTURE SAY-ON-PAY VOTES	PROPOSAL 4: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

Please vote yes:

Shareholder Ratification of Termination Pay – Proposal 5”

Deere’s Response — Statement of Opposition

The Board has given careful consideration to this shareholder proposal and has concluded for the reasons described below that adoption of this proposal is unnecessary and not in the best interests of Deere and its shareholders. The Board recommends a vote AGAINST this shareholder proposal.

Deere’s U.S. executive officers do not have individual employment or severance agreements.

Deere does not have employment agreements or severance agreements in place with any U.S. executive officer, which includes all named executive officers. All executive officers are, therefore, subject to the limitations on severance payments described below, and not to any individually negotiated agreements.

Cash payments to terminated executives are already subject to reasonable and appropriate limits.

Cash payments triggered upon termination of our executives include payments made under our Change in Control Severance Program (the “CIC Severance Program”) and payments made under the Long-Term Incentive Cash plan (the “LTIC plan”). These plans are designed to provide reasonable cash compensation if executives are terminated.

The CIC Severance Program already limits cash severance payments to, in the case of our Chief Executive Officer a maximum of 3 times, and in the case of all other executive officers a maximum of 2 times, base salary and target short-term incentive for the fiscal year in which termination occurs, plus a sum equal to Deere’s contributions for the executive under Deere’s defined contribution plans. Importantly, cash severance payments under the CIC Severance Program require a “double trigger,” which means that an executive is only entitled to a severance payment when there is both a change in control and a qualifying termination (as defined on page 78 of this Proxy Statement).

The LTIC plan is designed to align incentives for executive officers to deliver long-term strategic objectives by rewarding executives who contribute to Deere’s achievements during performance periods. The LTIC plan already imposes reasonable and appropriate limits on payments. For terminations unrelated to a change of control, payments are limited to the amounts actually earned measured against actual performance at the time of a termination, and for terminations in connection with a change in control, executives are only eligible to receive payment based on actual performance results as of the change in control date for performance periods then in progress. Importantly, in both cases, as is the case with any payment under the LTIC plan, payments are subject to a cap of 200% of target. As shown in the table “Fiscal 2022 Potential Payments upon Change in Control” on page 79 of this Proxy Statement, any termination payment made pursuant to the LTIC plan would not by itself reach a 2.99 times base salary and annual bonus threshold.

2023 PROXY STATEMENT	93

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: ADVISORY VOTE ON THE FREQUENCY OF FUTURE SAY-ON-PAY VOTES	PROPOSAL 4: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

Payments to terminated executives under our long-term equity incentive plans are also subject to reasonable and appropriate limits.

The John Deere 2020 Equity and Incentive Plan and the John Deere Omnibus Equity and Incentive Plan (the “Omnibus Plan”) each provide for acceleration of outstanding equity awards only in the event of a “double-trigger.” This is the standard used by a substantial majority of public companies, is considered market best practice, and is consistent with the CIC Severance Program. The Board believes that these provisions encourage executives to remain with Deere during the event of a change in control and further align their interests with those of our shareholders when evaluating any such potential transaction. If adopted, the proposal could disincentivize change in control transactions where equity awards are forfeited upon a double-trigger termination, instead of accelerated. During what would be a turbulent time, these benefits are designed to avoid distraction and allow Deere’s executive officers to focus on the best interests of Deere and its shareholders. As a result, adoption of this proposal would harm these long-term interests.

However, equity awards are subject to forfeiture in certain circumstances. In the event of termination with or without cause or voluntary separation, any vested RSUs are cashed out and all unvested PSUs and RSUs are forfeited. In the event of a termination, other than for death, disability, or retirement, all outstanding stock options are forfeited.

Deere’s long-term incentive plans were adopted with strong shareholder support, allow Deere to attract, retain and motivate executives, and are designed to align executive compensation with maximizing shareholder value through long- term Company growth and performance.

Deere’s long-term incentive plans, which include the LTIC plan, the John Deere 2020 Equity and Incentive Plan, and the Omnibus Plan, help Deere compete for, motivate, and retain executive talent for the purpose of maximizing shareholder growth through long-term Company growth and performance. In an increasingly competitive labor market, Deere needs flexibility to attract and retain talent critical to drive its long-term strategies and growth, and adoption of this proposal would severely diminish this flexibility. Deere’s shareholders understood this when they voted to approve each of these plans, as these plans received overwhelming support at Deere’s 2018, 2020, and 2015 Annual Meetings of Shareholders, respectively, with votes in favor equal to 98.1%, 96.5% and 95.3%, respectively, of votes cast. The Board believes that these incentive plans effectively align management and shareholder interests.

The proposal is unnecessary because shareholders already have the opportunity to express their approval of Deere’s post- termination compensation programs and policies annually.

Our existing plans and policies governing post-termination compensation for executives, as well as estimates of potential amounts owed upon termination in a change in control scenario and for other reasons, are fully described in our proxy statement each year in the “Compensation Discussion and Analysis” section. Annually, shareholders are already asked to vote on our executive compensation programs and policies through the Advisory Vote on Executive Compensation. Additional voting on severance payments is unnecessary.

94	2023 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: ADVISORY VOTE ON THE FREQUENCY OF FUTURE SAY-ON-PAY VOTES	PROPOSAL 4: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

ADDITIONAL INFORMATION

Voting and Meeting Information

Why am I receiving this Proxy Statement?

You are receiving this Proxy Statement because you owned shares of Deere common stock at the close of business on December 27, 2022, the record date, which entitles you to vote, either online during the Annual Meeting or by proxy. This Proxy Statement describes the matters on which you are asked to vote so you can make an informed decision.

This Proxy Statement, together with our Annual Report for the fiscal year ended October 30, 2022, a proxy card or a voting instruction form, will be mailed or can be accessed online on or about January 11, 2023. We refer to these documents collectively as Deere’s Proxy Solicitation Materials.

What is “Notice and Access” and why did Deere elect to use it?

We make the Proxy Solicitation Materials available to shareholders electronically under the Notice and Access regulations of the SEC. Specifically, most of our shareholders receive a Notice of Internet Availability (“Notice”) instead of a full set of Proxy Solicitation Materials in the mail. The Notice explains how to access and review the Proxy Solicitation Materials and how to vote at the meeting or by proxy. We believe this method of delivery expedites distribution of Proxy Solicitation Materials and also allows us to conserve natural resources and reduce the costs of printing and distributing these materials.

If you received a Notice but would prefer to receive printed copies of the Proxy Solicitation Materials in the mail, please follow the instructions in the Notice for requesting such materials.

How do I vote?

You can vote either online during the Annual Meeting or by proxy without attending the meeting. To ensure a quorum, we urge you to vote whether or not you plan to participate in the virtual Annual Meeting. If you attend the virtual meeting and vote during the meeting, that vote will override your proxy vote.

To vote your shares, follow the instructions in the Notice, voting instruction form, or proxy card. Telephone and internet voting are available to all registered and most beneficial shareholders.

Shareholders voting by proxy may use one of the following three options:

www.proxyvote.com. You will need the 16-digit control number on the Notice of Internet Availability or proxy card.
BY INTERNET (available for most shareholders) You can vote your shares online at www.proxyvote.com. You will need the 16-digit control number on the Notice of Internet Availability or proxy card.	BY MAIL (available for all shareholders) You can vote by mail by marking, dating, and signing your proxy card or voting instruction form and returning it in the postage-paid envelope.	BY TELEPHONE (available for most shareholders) In the U.S. or Canada, you can vote your shares by calling 1- 800- 690- 6903.

Instructions to vote online during the virtual Annual Meeting can be found at www.virtualshareholdermeeting.com/DE2023. Have your Notice, proxy card, or voting instruction form available when you access the virtual meeting website the day of the meeting.

2023 PROXY STATEMENT	95

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: ADVISORY VOTE ON THE FREQUENCY OF FUTURE SAY-ON-PAY VOTES	PROPOSAL 4: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

If your shares are held in “street name” by a bank, broker, or other holder of record, the information sent by your holder of record will explain the voting options available to you.

The telephone and internet voting facilities for shareholders will close at 11:59 p.m. Eastern Standard Time on February 21, 2023.

If you hold shares through one of our employee savings plans, your vote must be received by the plan administrator by February 17, 2023, or your plan shares will not be voted.

Can I change my vote or revoke my proxy?

Yes. At any time before your shares are voted by proxy at the Annual Meeting, you may change your vote or revoke your proxy by:

Revoking it by written notice to Edward R. Berk, our Corporate Secretary, at the address on the Notice	Delivering a later-dated proxy (including a telephone or internet vote)	Voting online during the meeting

If you hold your shares in “street name,” please refer to the information sent by your bank, broker, or other holder of record for information about revoking or changing your proxy.

How many votes do I have?

You will have one vote for each share of Deere common stock that you owned at the close of business on December 27, 2022.

How many shares are entitled to vote?

There were 297,157,054 shares of Deere common stock outstanding as of December 27, 2022 and entitled to vote at the Annual Meeting.

How many votes must be present to hold the meeting?

Under our bylaws, a majority of the shares entitled to vote must be present online at the virtual Annual Meeting or represented by proxy to constitute a quorum for the Annual Meeting. Abstentions and shares represented by “broker non-votes” (explained on the following page) will be counted as present and entitled to vote for purposes of determining a quorum.

How many votes are needed for the proposals to pass?

In an uncontested election, such as this one, nominees for director who receive a majority of “for” votes cast (meaning the number of shares voted “for” a nominee exceeds the number of shares voted “against” that nominee) will be elected. If an incumbent director nominee does not receive a majority of “for” votes cast in an uncontested election, our bylaws require the director to promptly tender a written resignation to the Board. After receiving a recommendation from the Corporate Governance Committee, the Board will determine whether to accept or reject the resignation and will publicly disclose its decision and the rationale behind it within 90 days of the date the election results are certified.

If the number of nominees exceeds the number of directors to be elected (i.e., a contested election), the nominees who receive the most votes will be elected as directors.

For the advisory vote on the frequency of future say-on-pay votes, the frequency that receives the greatest number of votes will be approved. Each of the other proposals will be approved if the affirmative vote of a majority of the shares present virtually or by proxy is cast in favor of the proposal.

96	2023 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: ADVISORY VOTE ON THE FREQUENCY OF FUTURE SAY-ON-PAY VOTES	PROPOSAL 4: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

What if I abstain from voting or vote “abstain”?

If you abstain from voting or vote “abstain” your shares will:

Be counted as present for purposes of determining whether there are enough votes to constitute a quorum;	Have no effect on the outcome of the election of directors or the advisory vote on the frequency of future say-on-pay votes; or	Count as a vote against the other proposals to be considered at the meeting.

What if I don’t return my proxy card and don’t attend the Annual Meeting?

If your shares are registered in your own name with our transfer agent and you do not vote, your shares will not be voted at all.

If you hold your shares in “street name” and you do not give your bank, broker, or other holder of record specific voting instructions, your record holder may vote your shares on the ratification of the independent registered public accounting firm, but may not vote your shares on any other matter that comes before the Annual Meeting. If you do not provide voting instructions on these other matters, the votes will be considered “broker non-votes.” Broker non-votes will be counted as present for purposes of determining whether there is a quorum but will not affect the outcome of any proposal.

What happens if a nominee for director declines or is unable to accept election?

If you vote by proxy and unforeseen circumstances make it necessary for the Board to substitute another person for a nominee, the designated proxy will vote your shares for that other person.

Is my vote confidential?

Yes. The tabulator, the proxy solicitation agent, and the inspectors of voting must comply with confidentiality guidelines that prohibit disclosure of votes to Deere. The tabulator of the votes and at least one of the inspectors of voting will be independent of Deere and our officers and directors. The only time your voting records will be disclosed is (i) as required by law, (ii) to the inspectors of voting, or (iii) if the election is contested.

how do i attend the annual Meeting?

The virtual Annual Meeting affords our shareholders the same rights and opportunities as an in-person meeting.

You must be a holder of Deere shares as of the record date, December 27, 2022, to participate in, vote, or ask questions at the Annual Meeting. Visit www.virtualshareholdermeeting.com/DE2023 and enter the 16-digit control number included in your Notice, proxy card, or the voting instruction form that accompanied your proxy materials as early as 9:45 a.m. Central Standard Time (CST) on February 22, 2023. The meeting will begin promptly at 10 a.m. CST on February 22, 2023. You may use guest access to view the Annual Meeting without a 16-digit control number, but guests may not participate in, vote, or ask questions at the annual meeting.

The virtual meeting platform is supported across browsers and devices running the most updated version of applicable software and plug-ins. Participants should give themselves plenty of time to log in, ensure they have a strong internet connection, and can hear streaming audio prior to the start of the meeting.

2023 PROXY STATEMENT	97

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: ADVISORY VOTE ON THE FREQUENCY OF FUTURE SAY-ON-PAY VOTES	PROPOSAL 4: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

What if i have technical issues?

If you encounter technical difficulties with the virtual meeting platform on the meeting day, please call the technical support number that will be posted on the meeting website. Technical support will be available starting at 9:45 a.m. CST and until the end of the meeting.

how do i submit a question during the annual Meeting?

If you wish to submit a question during the meeting, after you log into the virtual meeting platform with your 16-digit control number at www.virtualshareholdermeeting.com/DE2023, you may type your question into the “Ask a Question” field and click “Submit.” Questions relevant to meeting matters will be answered during the meeting, subject to time constraints. Questions or comments that are substantially similar may be grouped and answered together to avoid repetition. Responses to questions relevant to meeting matters that we do not have time to address during the meeting will be answered within a week of the meeting by correspondence with the shareholder. Questions regarding personal matters or matters not relevant to meeting matters will not be answered.

Will the annual Meeting be recorded?

A replay of the meeting will be made available on our website at www.JohnDeere.com/stock after the meeting.

Annual Report

Will I receive a copy of Deere’s Annual Report?

We have either mailed the Annual Report to you with this Proxy Statement or sent you a Notice with the web address for accessing the Annual Report online.

How can I receive a copy of Deere’s FORM 10-K?

There are three ways to obtain, free of charge, a copy of our Annual Report on Form 10-K for the fiscal year ended October 30, 2022:

Visit the Investor Relations section of our website at www.JohnDeere.com/stock and look under “SEC Filings.”	Write to our Shareholder Relations Department at One John Deere Place, Moline, Illinois 61265-8098.	Search the SEC’s EDGAR database at www.sec.gov.

Electronic delivery of Deere’s proxy solicitation materials

The Proxy Statement and Annual Report are available on our website at www.JohnDeere.com/stock. Most shareholders can elect to view future proxy statements and annual reports online instead of receiving copies in the mail. You can choose this option and save us the costs of printing and mailing. For more information, please turn to the section entitled “Electronic Delivery of Proxy Materials.”

98	2023 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: ADVISORY VOTE ON THE FREQUENCY OF FUTURE SAY-ON-PAY VOTES	PROPOSAL 4: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

Householding Information

What is “householding”?

If two or more shareholders reside at the same address and appear to be members of the same family, we will send single copies of either the Proxy Solicitation Materials or the Notice, as applicable, to that address unless one of the shareholders notifies us that they wish to receive individual copies. This procedure reduces printing and distribution costs related to the Annual Meeting. We do not rely on householding when we mail dividend checks.

If Proxy Solicitation Materials were delivered to an address that you share with another shareholder and you prefer to receive separate copies, please contact our Shareholder Relations Department at One John Deere Place, Moline, Illinois 61265-8098 or by phone at (309) 765-4491. We will promptly deliver a separate copy of the Proxy Solicitation Materials or the Notice, as applicable, upon written or oral request.

A number of brokerage firms have instituted householding. They will have their own procedures for shareholders who wish to receive individual copies of the Proxy Solicitation Materials.

How do I revoke my consent to the householding program?

To revoke your consent to householding, please contact Broadridge Investor Communication Solutions, Inc. either by calling (800) 542-1061 or by writing to Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717.

Other Matters

We do not know of any other matters that will be considered at the Annual Meeting. If any other appropriate business should properly come before the meeting, the Board will have discretionary authority to vote according to its best judgment.

2024 Shareholder Proposals and Nominations

Proposals for Inclusion in 2024 Proxy Statement

Next year’s Annual Meeting of Shareholders will be held on February 28, 2024. If you intend to present a proposal at next year’s Annual Meeting pursuant to Rule 14a-8 of the Exchange Act and you wish to have the proposal included in the proxy statement for that meeting, the Corporate Secretary must receive your proposal in writing, at the address on the following page, no later than September 13, 2023 and you must comply with the other regulatory requirements of Regulation 14A of the Exchange Act.

Director Nominations for Inclusion in 2024 Proxy Statement

A shareholder or a group of up to 20 shareholders that has owned at least 3% of our outstanding common stock for at least three years may nominate and include in our proxy statement candidates for our Board, subject to certain requirements. Any such nomination must be received at the address on the following page no earlier than the close of business on August 14, 2023, and no later than the close of business on September 13, 2023. Any such notice must meet the other requirements set forth in our bylaws.

Other Proposals and Nominations

If you would like to present a proposal at next year’s Annual Meeting or if you would like to nominate one or more directors without inclusion in the proxy statement, you must provide written notice to the Corporate Secretary at the address on the following page between October 25, 2023 and November 24, 2023. Directors may be nominated at the Annual Meeting of Shareholders only by or at the direction of, or authorization by, the Board, or by any shareholder entitled to vote at the meeting who provides the requisite notice.

2023 PROXY STATEMENT	99

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: ADVISORY VOTE ON THE FREQUENCY OF FUTURE SAY-ON-PAY VOTES	PROPOSAL 4: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

Notice of a proposal must include for each matter: (1) a brief description of the business to be brought before the meeting; (2) the reasons for bringing the matter before the meeting; (3) your name and address; (4) the class and number of Deere shares you own, either beneficially or of record; (5) whether and the extent to which you (or someone on your behalf) have entered into any derivative or other instrument, transaction, agreement, or arrangement with respect to Deere’s stock; (6) any material interest you may have in the proposal; and (7) any other information related to you that is required to be disclosed in connection with the solicitation of proxies with respect to such business under federal securities laws then in effect.

Notice of a nomination must include: (1) your name and address; (2) the name, age, business address, residence address, and principal occupation of the nominee; (3) the class, series, and number of Deere shares that you and the nominee own, either beneficially or of record; (4) whether and the extent to which you or the nominee (or anyone on behalf of either of you) has entered into any derivative or other instrument, transaction, agreement, or arrangement with respect to Deere’s stock; (5) a description of all agreements or arrangements between you and the nominee regarding the nomination; (6) the nominee’s consent to be elected and to serve; (7) a completed certification of director eligibility; and (8) any other information related to you that is required to be disclosed in the solicitation of proxies for election of directors under federal securities laws then in effect. We may require any nominee to furnish other information, within reason, that may be needed to determine the nominee’s eligibility.

director nominations for inclusion in the 2024 proxy card

Shareholders who intend to include director nominees in the proxy card for next year’s Annual Meeting must provide written notice to the Corporate Secretary at the address below between October 25, 2023 and November 24, 2023 with all the names of the nominees for whom such shareholder intends to solicit proxies. The notice must also meet all the requirements set forth in Rule 14a-19(b).

Where to Send All Proposals and Nominations

Proponents must submit shareholder proposals and recommendations for nomination as a director in writing to the following address:

Corporate Secretary

Deere & Company

One John Deere Place

Moline, Illinois 61265-8098

The Corporate Secretary will forward the proposals and recommendations to the Corporate Governance Committee for consideration.

100	2023 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: ADVISORY VOTE ON THE FREQUENCY OF FUTURE SAY-ON-PAY VOTES	PROPOSAL 4: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

Cost of Solicitation

Deere pays for the Annual Meeting and the solicitation of proxies. In addition to soliciting proxies by mail, Deere has made arrangements with banks, brokers, and other holders of record to send proxy materials to you. We will reimburse them for their expenses in doing so.

We have retained Georgeson LLC, a proxy soliciting firm, to assist in the solicitation of proxies for an estimated fee not to exceed $20,000 plus reimbursement of certain out-of-pocket expenses. In addition to their usual duties, directors, officers, and certain other employees of Deere may solicit proxies personally or by telephone, fax, or e-mail. They will not receive special compensation for these services.

For the Board of Directors,

Edward R. Berk

Corporate Secretary

Moline, Illinois

January 11, 2023

2023 PROXY STATEMENT	101

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: ADVISORY VOTE ON THE FREQUENCY OF FUTURE SAY-ON-PAY VOTES	PROPOSAL 4: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

APPENDICES

Appendix A

Director Independence Categorical Standards of Deere & Company Corporate Governance Policies

NYSE STANDARDS OF INDEPENDENCE

A director may not be considered independent if the director does not meet the criteria for independence established by the New York Stock Exchange (NYSE) and applicable law. A director is considered independent under the NYSE criteria if the Board finds that the director has no material relationship with the company. Under the NYSE rules, a director will not be considered independent if, within the past three years:

◾	The director has been employed by Deere, either directly or through a personal or professional services agreement
◾	An immediate family member of the director was employed by Deere as an executive officer
◾	The director receives more than $120,000 during any 12-month period in direct compensation from Deere, other than for service as an interim chairman or CEO and other than director and committee fees and pension or other forms of deferred compensation for prior service, provided such compensation is not contingent in any way on continued service
◾	An immediate family member of the director receives more than $120,000 during any 12-month period in direct compensation from Deere, other than for service as a non-executive employee and other than director and committee fees and pension or other forms of deferred compensation for prior service, provided such compensation is not contingent in any way on continued service
◾	The director was affiliated with or employed by Deere’s independent auditor
◾	An immediate family member of the director was a partner of Deere’s independent auditor, or was affiliated with or employed in a professional capacity by Deere’s independent auditor and personally worked on Deere’s audit
◾	A Deere executive officer has served on the compensation committee of a company that, at the same time, employed the director or an immediate family member of the director as an executive officer
◾	The director is employed, or an immediate family member of a director is employed, as an executive officer of another company and the annual payments to or received from Deere exceed in any of the last three fiscal years the greater of $1 million or 2% of such other company’s consolidated gross annual revenues

In addition, in determining the independence of any director who will serve on the Compensation Committee, the Board must consider all factors specifically relevant to determining whether the director has a relationship to Deere that is material to that director’s ability to be independent from management in connection with the duties of a Compensation Committee member, including but not limited to:

◾	The source of compensation of such director, including any consulting, advisory, or other compensatory fee paid by Deere to such director
◾	Whether such director is affiliated with Deere or an affiliate of Deere

102	2023 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: ADVISORY VOTE ON THE FREQUENCY OF FUTURE SAY-ON-PAY VOTES	PROPOSAL 4: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

CATEGORICAL STANDARDS OF INDEPENDENCE

The Board has established the following additional categorical standards of independence to assist it in making independence determinations:

Business Relationships. Any payments by Deere to a business employing, or 10% or more owned by, a director or an immediate family member of a director for goods or services, or other contractual arrangements must be made in the ordinary course of business and on substantially the same terms as those prevailing at the time for comparable transactions with non-affiliated persons. The following relationships are not considered material relationships that would impair a director’s independence:

◾	If a director or an immediate family member of the director is an officer of another company that does business with Deere and the annual sales to or purchases from Deere during such company’s preceding fiscal year are less than 1% of the gross annual revenues of such company
◾	If a director is a partner of or of counsel to a law firm, the director (or an immediate family member of the director) does not personally perform any legal services for Deere, and the annual fees paid to the firm by Deere during such firm’s preceding fiscal year do not exceed $100,000
◾	If a director is a partner, officer, or employee of an investment bank or consulting firm, the director (or an immediate family member of the director) does not personally perform any investment banking or consulting services for Deere, and the annual fees paid to the firm by Deere during such firm’s preceding fiscal year do not exceed $100,000

Relationships with Not-for-Profit Entities. A director’s independence will not be considered impaired solely for the reason that the director or an immediate family member is an officer, director, or trustee of a foundation, university, or other not-for-profit organization that receives from Deere or its foundation during any of the prior three fiscal years contributions in an amount not exceeding the greater of $1 million or 2% of the not-for profit organization’s aggregate annual charitable receipts during the entity’s fiscal year (any automatic matching of employee charitable contributions by Deere or its foundation is not included in Deere’s contributions for this purpose). All contributions by Deere in excess of $100,000 to not-for-profit entities with which the director is affiliated shall be reported to the Corporate Governance Committee and may be considered in making independence determinations.

For purposes of these standards, “Deere” shall mean Deere & Company and its direct and indirect subsidiaries, and “immediate family member” shall have the meaning set forth in the NYSE independence rules, as may be amended from time to time.

2023 PROXY STATEMENT	103

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: ADVISORY VOTE ON THE FREQUENCY OF FUTURE SAY-ON-PAY VOTES	PROPOSAL 4: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

Appendix B

Deere & Company Non-GAAP Measures

Deere & Company presents the following non-GAAP measures in this Proxy Statement.

SHORT-TERM INCENTIVE

As described in the CD&A under Short-Term Incentive (STI), Operating Return on Operating Assets (OROA), Operating Return on Sales (OROS), and Return on Equity (ROE) are the metrics used to measure performance for the STI program. The OROA, OROS, and ROE calculations for fiscal 2022 are summarized below. The Equipment Operations OROA and OROS calculations exclude the assets from our captive Financial Services operations. ROE is based solely on the Financial Services segment.

(Millions of $)	Equipment
OROA Calculation for Equipment Operations:	Operations
Operating Profit	$8,349
Average Identifiable Assets With Inventories at Standard Cost (1)	$20,983
Operating Return On Assets With Inventories at Standard Cost (1)	39.8%

OROS Calculation for Equipment Operations:
Operating Profit	$8,349
Equipment Operations Net Sales	$47,917
Operating Return on Equipment Operations Net Sales	17.4%

ROE Calculation for Financial Services:
Net Income Attributable to Deere & Company	$880
Average Equity	$5,725
Return on Equity	15.4%
(1)	Average Identifiable Assets with Inventories at LIFO were $19,420 and OROA with Inventories at LIFO as reported was 43.0%. Beginning with fiscal year 2021, reported OROA includes Wirtgen and excludes goodwill.

104	2023 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: ADVISORY VOTE ON THE FREQUENCY OF FUTURE SAY-ON-PAY VOTES	PROPOSAL 4: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

LONG-TERM INCENTIVE CASH

As described in the CD&A under Long-Term Incentive Cash (LTIC), Shareholder Value Added (SVA) is the metric used to measure performance for the LTIC program. The computation of SVA is summarized as follows for the performance period ended with fiscal 2022:

				Total SVA for
				Three-Year
				Performance
	Fiscal Year	Fiscal Year	Fiscal Year	Period Ending
(Millions of $)	2020	2021	2022	2022
SVA Calculation for Equipment Operations:

Operating Profit (1)	$3,289	$6,277	$7,743
Average Identifiable Assets
With Inventories at LIFO (1)(2)	$13,629	$13,929	$17,421
With Inventories at Standard Cost (1)(2)	$15,046	$15,295	$18,984
Less Estimated Cost of Assets (2)(3)	$(1,806)	$(1,836)	$(2,278)
SVA	$1,483	$4,441	$5,465
SVA Calculation for Financial Services:

Net Income Attributable to Deere & Company	$566	$881	$880
Operating Profit	$746	$1,144	$1,159
Average Equity	$5,099	$5,497	$5,725
Less Cost of Equity (4)	$(673)	$(719)	$(760)
SVA	$73	$425	$399
Deere Enterprise SVA	$1,556	$4,866	$5,864	$12,286

Effect of Excluding Goodwill (5)	$123	$132	$191
Effect of Including Wirtgen (5)		$130	$174
Deere Reported SVA (5)	$1,679	$5,128	$6,229
(1)	On December 1, 2017, the Company acquired the stock and certain assets of substantially all of Wirtgen Group Holding GmbH’s operations (Wirtgen), the leading manufacturer worldwide of roadbuilding equipment. Wirtgen is included in the construction & forestry segment. Wirtgen is excluded from the metrics above in order to allow time for assimilation.
(2)	When goodwill from an acquisition exceeds $50 million, goodwill is excluded for two years to allow time for integration of the new business. Goodwill for LTIC purposes for the fiscal years 2022, 2021, and 2020 was reduced by $188M, $50M, and $0M, respectively. The resulting increase to SVA for LTIC purposes for fiscal year 2022, 2021, and 2020 was $23M, $6M, and $0M, respectively.
(3)	For purposes of determining SVA, the equipment segments are assessed a pretax cost of assets – which on an annual basis is generally 12% of the segment’s average identifiable operating assets during the applicable period with inventory at standard cost (believed to more closely approximate the current cost of inventory and the company’s investment in the asset).
(4)	For SVA, Financial Services is assessed an annual pretax cost of average equity of approximately 13%.
(5)	Beginning with fiscal year 2021, reported SVA includes Wirtgen and excludes goodwill. For fiscal year 2020, reported SVA has been restated to exclude enterprise goodwill.

2023 PROXY STATEMENT	105

DEERE & COMPANY SHAREHOLDER RELATIONS ONE JOHN DEERE PLACE MOLINE, IL 61265	SCAN TO VIEW MATERIALS & VOTE

VOTE BY TELEPHONE AND INTERNET
24 HOURS A DAY, 7 DAYS A WEEK

VOTE BY TELEPHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. Eastern Time on February 21, 2023 for shares held directly and by 11:59 P.M. Eastern Time on February 17, 2023 for shares held in an employee savings plan. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY INTERNET

Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. Eastern Time on February 21, 2023 for shares held directly and by 11:59 P.M. Eastern Time on February 17, 2023 for shares held in an employee savings plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/DE2023

You may attend the meeting via the Internet and vote during the meeting. Have available the information that is printed in the box marked by the arrow below and follow the instructions.

VOTE BY MAIL

Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to Deere & Company, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

Your telephone or Internet vote authorizes the named proxies to vote in the same manner as if you marked, signed, and returned the proxy card.

YOUR VOTE IS IMPORTANT.	If you have submitted your proxy by telephone or the Internet there is no need for you to mail back your proxy card.
THANK YOU FOR VOTING

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D94136-P82007-Z83715	KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

DEERE & COMPANY

Vote on Directors

The Board of Directors recommends a vote FOR each of the following Director Nominees.			For	Against	Abstain

1a.	Leanne G. Caret		☐	☐	☐

1b.	Tamra A. Erwin		☐	☐	☐	Vote on Proposals
						The Board of Directors recommends a vote FOR the following Proposal:		For	Against	Abstain
1c.	Alan C. Heuberger		☐	☐	☐	2.	Advisory vote to approve executive compensation ("say-on-pay")	☐	☐	☐

1d.	Charles O. Holliday, Jr.		☐	☐	☐	The Board of Directors recommends a vote for a say-on-pay vote frequency of EVERY ONE YEAR:	Every One Year	Every Two Years	Every Three Years	Abstain
						3.	Advisory vote on the frequency of future say-on-pay votes ☐	☐	☐	☐
1e.	Michael O. Johanns		☐	☐	☐
						The Board of Directors recommends a vote FOR the following Proposal:		For	Against	Abstain
1f.	Clayton M. Jones		☐	☐	☐	4.	Ratification of the appointment of Deloitte & Touche LLP as Deere's independent registered public accounting firm for fiscal 2023	☐	☐	☐

1g.	John C. May		☐	☐	☐	The Board of Directors recommends a vote AGAINST the following Proposal:		For	Against	Abstain
						5.	Shareholder proposal regarding termination pay	☐	☐	☐
1h.	Gregory R. Page		☐	☐	☐

1i.	Sherry M. Smith		☐	☐	☐

1j.	Dmitri L. Stockton		☐	☐	☐

1k.	Sheila G. Talton		☐	☐	☐

(Please sign, date, and return this proxy in the enclosed postage prepaid envelope.)
To receive your materials electronically in the future, please enroll at www.proxyvote.com.

Signature [PLEASE SIGN WITHIN BOX]		Date				Signature (Joint Owners)	Date

Dear Shareholders:

It is a pleasure to invite you to the 2023 Annual Meeting of Shareholders of Deere & Company. The meeting will be held at 10 a.m. Central Standard Time on Wednesday, February 22, 2023, at www.virtualshareholdermeeting.com/DE2023. The 2023 Annual Meeting of Shareholders will be held exclusively online.

The enclosed Notice of Meeting and Proxy Statement covers the formal business of the meeting, which includes election of the named directors, three company proposals, including the ratification of the independent registered public accounting firm for fiscal 2023, two shareholder proposals, and any other business that properly comes before the meeting. The rules of conduct for the meeting include the following:

1.	Use of cameras, audio or video recording equipment, web screen capture or sharing, or any other similar recording equipment or means is prohibited.

2.

There will be a question and answer period at the end of the meeting. Questions are to be addressed to the Chairman. Please submit questions into the field provided in the web portal during the meeting. Please include your name, the city and state or province where you reside, and confirm you are a shareholder. Limit each question to one topic. Personal grievances or claims are not appropriate subjects for the meeting.

3.	The Chairman has discretion to rule on any procedural matters that arise during the meeting.

4.

In the event of technical malfunction or other significant problems that disrupt the meeting, the Chairman may adjourn, recess, postpone, or expedite the meeting or take such other action the Chairman determines is appropriate. If you are planning to vote during the meeting, be prepared to vote as soon as the polls open.

5.

Voting results announced at the meeting by the Inspectors of Voting are preliminary. Voting results will be included in a Form 8‑K filed with the Securities and Exchange Commission within four business days of the annual meeting.

The Notice of the 2023 Annual Meeting, the Proxy Statement, Form of Proxy, and the Fiscal 2022

Annual Report are available on Deere's Internet site at www.JohnDeere.com/stock.

Detach Proxy Card Here

▼	▼

D94137-P82007-Z83715

PROXY - ANNUAL MEETING / FEBRUARY 22, 2023 PLEASE SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY. DeereIR@JohnDeere.com

DEERE & COMPANY
PROXY ‑ ANNUAL MEETING / FEBRUARY 22, 2023

Solicited by the Board of Directors for use at the Annual Meeting of Shareholders of Deere & Company on February 22, 2023.

The undersigned appoints each of John C. May and Edward R. Berk, attorney and proxy, with full power of substitution, on behalf of the undersigned, and with all powers the undersigned would possess if personally present, to vote all shares of Common Stock of Deere & Company that the undersigned would be entitled to vote at the above Annual Meeting and any adjournment or postponement thereof.

The shares represented by this proxy will be voted as specified and, in the discretion of the proxies, on all other matters. The proxies will vote as the Board of Directors recommends where a choice is not specified.

Please mark, date, and sign your name exactly as it appears on this proxy and return this proxy in the enclosed envelope. When signing as attorney, executor, administrator, trustee, guardian, or officer of a corporation, please give your full title as such. For joint accounts, each joint owner should sign.

THIS PROXY IS CONTINUED ON THE REVERSE SIDE.
PLEASE SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY.

Address changes and comments can be directed to Deere’s Investor Relations Department at DeereIR@JohnDeere.com